FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-01

October 29, 2013

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,134,059,119
(Approximate Mortgage Pool Balance)

$997,972,000
(Offered Certificates)

GS Mortgage Securities Trust 2013-GCJ16
As Issuing Entity

GS Mortgage Securities Corporation II
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2013-GCJ16

Jefferies LoanCore LLC
Rialto Mortgage Finance, LLC
Goldman Sachs Mortgage Company
MC-Five Mile Commercial Mortgage Finance LLC
Citigroup Global Markets Realty Corp.
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.	Jefferies Citigroup
Co-Lead Managers and Joint Bookrunners

Drexel Hamilton	RBS
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-191331) (the “Base Prospectus”) and a separate free writing prospectus, each anticipated to be dated October 30, 2013 (the “Free Writing Prospectus”).  The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus).  The Base Prospectus and the Free Writing Prospectus are available upon request from Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC or RBS Securities Inc.  Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.  This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Term Sheet may not pertain to any securities that will actually be sold.  The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options).  Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only.  Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC or RBS Securities Inc. provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING.  NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION.  IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
						Pass-	Expected
		Initial Certificate Principal		Approximate	Initial Pass-	Through	Wtd. Avg.	Expected
	Expected Ratings	Amount or Notional		Initial Credit	Through	Rate	Life	Principal
Offered Class	(Moody’s / DBRS / KBRA)(1)	Amount(2)		Support	Rate(3)	Description	(Yrs)(4)	Window(4)
Class A-1	Aaa(sf) / AAA(sf) / AAA(sf)	$52,945,000		30.000%(5)	[__]%	(6)	2.65	12/13 – 08/18
Class A-2	Aaa(sf) / AAA(sf) / AAA(sf)	$231,715,000		30.000%(5)	[__]%	(6)	4.85	08/18 – 11/18
Class A-3	Aaa(sf) / AAA(sf) / AAA(sf)	$105,000,000		30.000%(5)	[__]%	(6)	9.81	09/23 – 09/23
Class A-4	Aaa(sf) / AAA(sf) / AAA(sf)	$326,509,000		30.000%(5)	[__]%	(6)	9.86	09/23 – 10/23
Class A-AB	Aaa(sf) / AAA(sf) / AAA(sf)	$77,672,000		30.000%(5)	[__]%	(6)	7.44	11/18 – 09/23
Class X-A	Aaa(sf) / AAA(sf) / AAA(sf)	$885,983,000	(7)	N/A	[__]%	Variable IO(8)	N/A	N/A
Class X-B	A2(sf) / AAA(sf) / AAA(sf)	$111,989,000	(7)	N/A	[__]%	Variable IO(8)	N/A	N/A
Class A-S(9)	Aaa(sf) / AAA(sf) / AAA(sf)	$92,142,000	(10)	21.875%	[__]%	(6)	9.92	10/23 – 11/23
Class B(9)	Aa3(sf) / AA(low)(sf) / AA-(sf)	$72,296,000	(10)	15.500%	[__]%	(6)	9.97	11/23 – 11/23
Class PEZ(9)	A1(sf) / A(low)(sf) / A-(sf)	$204,131,000	(10)	12.000%(11)	[__]%	(6)	9.95	10/23 – 11/23
Class C(9)	A3(sf) / A(low)(sf) / A-(sf)	$39,693,000	(10)	12.000%(11)	[__]%	(6)	9.97	11/23 – 11/23

NON-OFFERED CERTIFICATES

Non-Offered Class	Expected Ratings (Moody’s / DBRS / KBRA)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass-Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-C	NR / AAA(sf) / NR	$89,308,119	(7)	N/A	[__]%	Variable IO(8)	N/A	N/A
Class D	Baa3(sf) / BBB(low)(sf) / BBB(sf)	$43,944,000		8.125%	[__]%	(6)	9.97	11/23 – 11/23
Class E	Ba1(sf) / NR / BB+(sf)	$2,835,000		7.875%	[__]%	(6)	9.97	11/23 – 11/23
Class F	Ba3(sf) / BB(low)(sf) / BB(sf)	$26,934,000		5.500%	[__]%	(6)	9.97	11/23 – 11/23
Class G	B3(sf) / B(low)(sf) / B(sf)	$25,517,000		3.250%	[__]%	(6)	9.97	11/23 – 11/23
Class H	NR / NR / NR	$36,857,119		0.000%	[__]%	(6)	9.97	11/23 – 11/23
Class S(12)	NR / NR / NR	N/A		N/A	N/A	N/A	N/A	N/A
Class R(13)	NR / NR / NR	N/A		N/A	N/A	N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above.  The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), DBRS, Inc. (“DBRS”), and Kroll Bond Rating Agency (“KBRA”).  Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date.  Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus.  Moody’s, DBRS and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings.  For additional information about this identifier, prospective investors can go to the related rating agency’s website.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the closing date.

(4)
Assuming no prepayments prior to the maturity date or anticipated repayment date, for each mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class H certificates will each be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) the lesser of a specified pass-through rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a specified percentage. The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates.  The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively.

(7)
The Class X-A, Class X-B and Class X-C certificates (the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal.  Interest will accrue on the Class X-A, Class X-B and Class X-C certificates at their respective pass-through rates based upon their respective notional amounts.  The notional amount of the Class X-A certificates will be equal to the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component.  The notional amount of the Class X-B certificates will be equal to the aggregate certificate principal amounts of the Class B and Class C trust components.  The notional amount of the Class X-C certificates will be equal to the aggregate certificate principal amounts of the Class F, Class G and Class H certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

(8)
The pass-through rate of the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate of the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average pass-through rates of the Class B and Class C trust components, as described in the Free Writing Prospectus. The pass through rate of the Class X-C certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class F, Class G and Class H certificates, as described in the Free Writing Prospectus.

(9)
The Class A-S, Class B and Class C certificates may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(10)
On the closing date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $92,142,000, $72,296,000 and $39,693,000, respectively.  The Class A-S, Class B, Class PEZ and Class C certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-S, Class B and Class C certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and Class C trust components, respectively.  The Class PEZ certificates will, at all times, represent a beneficial interest in the remaining percentages of each of the outstanding principal balances of the Class A-S, Class B and Class C trust components.  Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly.  The initial certificate principal amount of each of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates.  The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange.  The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the closing date.

(11)
The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component, which will have an initial outstanding balance on the closing date of $39,693,000.

(12)
TheClass S certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class S certificates will only be entitled to distribution of excess interest accrued on the mortgage loan with an anticipated repayment date.  See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—ARD Loan” in the Free Writing Prospectus.

(13)
TheClass R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class R certificates will represent the residual interest in each of two separate REMICs, as further described in the Free Writing Prospectus.  The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance	$1,134,059,119
Number of Mortgage Loans	78
Number of Mortgaged Properties	134
Average Cut-off Date Mortgage Loan Balance	$14,539,219
Weighted Average Mortgage Interest Rate	5.3756%
Weighted Average Remaining Term to Maturity/ARD (months)(2)	106
Weighted Average Remaining Amortization Term (months)(3)	354
Weighted Average Cut-off Date LTV Ratio(4)	67.2%
Weighted Average Maturity Date/ARD LTV Ratio(2)(5)	59.0%
Weighted Average Underwritten Debt Service Coverage Ratio(6)(7)	1.51x
Weighted Average Debt Yield on Underwritten NOI(8)	10.9%
% of Mortgage Loans with Additional Debt	20.1%
% of Mortgaged Properties with Single Tenants	4.9%

(1)
Each of the Miracle Mile Shops mortgage loan, the Matrix MHC Portfolio mortgage loan, the Walpole Shopping Mall mortgage loan and the Related Home Depot mortgage loan has one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio and debt yield calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Unless otherwise indicated, the mortgage loan with an anticipated repayment date is considered as if it matures on the anticipated repayment date.

(3)	Excludes mortgage loans that are interest only for the entire term.

(4)
Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to the Walnut Creek Marriott mortgage loan, the Cut-off Date LTV Ratio is based on the “as-is” appraised value of $41,300,000 plus a stated $6,800,000 “capital deduction” (for which $8,200,000 was reserved in connection with the origination of the mortgage loan) related to capital improvements.  The Cut-off Date LTV Ratio of the mortgage pool without adding the $6,800,000 “capital deduction” is 67.5%.  See “Description of the Mortgage Pool—–Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Cut-off Date LTV Ratio.

(5)
Unless otherwise indicated, the Maturity Date/ARD LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to 12 mortgage loans representing approximately 22.8% of the initial pool balance, the respective Maturity Date/ARD LTV Ratios were each calculated using the related aggregate “as stabilized” appraised value. See “Description of the Mortgage Pool—–Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date/ARD LTV Ratio.

(6)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio is calculated by taking the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties and dividing by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(7)
With respect to the Matrix MHC Portfolio mortgage loan, the Walnut Creek Marriott mortgage loan and the Mariner’s Landing and 2401 Bert mortgage loan, the Underwritten Debt Service Coverage Ratio is calculated using such mortgage loan’s non-standard amortization schedule as set forth in Annex G-1, Annex G-2 and Annex G-3, respectively, in the Free Writing Prospectus and adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment.

(8)
Unless otherwise indicated, the Debt Yield on Underwritten NOI is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of the mortgage loan, and the Debt Yield on Underwritten NCF is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of the mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Goldman, Sachs & Co. Jefferies LLC Citigroup Global Markets Inc.
Co-Managers:	Drexel Hamilton, LLC RBS Securities Inc.
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$1,134,059,119
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	Rialto Capital Advisors, LLC
Certificate Administrator:	U.S. Bank National Association
Trustee:	U.S. Bank National Association
Operating Advisor:	Situs Holdings, LLC
Pricing:	Week of November 4, 2013
Closing Date:	November 20, 2013
Cut-off Date:
For each mortgage loan, the related due date for such mortgage loan in November 2013 (or, in the case of any mortgage loan that has its first due date in December 2013, the date that would have been its due date in November 2013 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day
Distribution Date:	The 4th business day after the Determination Date, commencing in December 2013
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	November 2046
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A and Class X-B: $1,000,000 minimum); $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$1,134,059,119 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview: The mortgage pool consists of 78 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,134,059,119 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $14,539,219 and are secured by 134 mortgaged properties located throughout 28 states

—	LTV: 67.2% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.51x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 10.9% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 93.6% of the mortgage loans by Initial Pool Balance have scheduled amortization:

-	45.6% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

-	48.1% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 54.8% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps:  96.6% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

-	Real Estate Taxes: 76 mortgage loans representing 96.9% of the Initial Pool Balance

-	Insurance: 66 mortgage loans representing 73.7% of the Initial Pool Balance

-	Replacement Reserves (Including FF&E Reserves): 77 mortgage loans representing 98.9% of Initial Pool Balance

-	Tenant Improvements / Leasing Commissions: 34 mortgage loans representing 84.2% of the allocated Initial Pool Balance of office, retail, industrial and mixed use properties only

—	Predominantly Defeasance: 90.0% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Retail: 37.9% of the mortgaged properties by allocated Initial Pool Balance are retail properties (22.1% are retail anchored properties, 6.2% are super regional mall properties)

—	Multifamily: 20.6% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Hospitality: 14.5% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Office: 10.1% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Manufactured Housing: 7.2% of the mortgaged properties by allocated Initial Pool Balance are manufactured housing properties

■
Geographic Diversity:  The 134 mortgaged properties are located throughout 28 states, with only two states having greater than 10.0% of the allocated Initial Pool Balance: Nevada (12.0%) and California (11.5%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller
Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Jefferies LoanCore LLC	24	44	$414,690,538	36.6%
Rialto Mortgage Finance, LLC	14	18	230,337,561	20.3
Goldman Sachs Mortgage Company	12	21	195,843,830	17.3
MC-Five Mile Commercial Mortgage Finance LLC	22	42	190,559,019	16.8
Citigroup Global Markets Realty Corp.	6	9	102,628,171	9.0
Total	78	134	$1,134,059,119	100.0%

Ten Largest Mortgage Loans
Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms / Pads	Cut-off Date Balance Per SF / Room / Pad	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Windsor Court New Orleans	$72,928,787	6.4%	Hospitality	316	$230,787	1.68x	13.1%	68.8%
Miracle Mile Shops	70,000,000	6.2	Retail	448,835	$1,292	1.24x	8.4%	62.7%
Matrix MHC Portfolio	69,500,000	6.1	Manufactured Housing	5,347	$25,248	1.47x	11.1%	69.4%
The Gates at Manhasset	60,000,000	5.3	Retail	106,442	$564	2.05x	12.6%	43.5%
Perkins Retail Portfolio	47,500,000	4.2	Retail	1,110,263	$43	1.43x	11.4%	68.2%
Walpole Shopping Mall	47,000,000	4.1	Retail	397,971	$162	1.33x	9.2%	75.0%
Regency Portfolio	43,800,000	3.9	Retail	1,362,551	$32	1.52x	11.9%	74.2%
Shadow Mountain Marketplace	38,000,000	3.4	Retail	201,044	$189	1.39x	10.1%	70.4%
1245 16th Street	37,000,000	3.3	Office	57,457	$644	1.98x	10.3%	60.1%
Walnut Creek Marriott	31,280,000	2.8	Hospitality	338	$92,544	1.45x	11.6%	65.0%
Top 10 Total / Wtd. Avg.	$517,008,787	45.6%				1.55x	11.0%	65.3%
Remaining Total / Wtd. Avg.	617,050,332	54.4				1.48x	10.9%	68.8%
Total / Wtd. Avg.	$1,134,059,119	100.0%				1.51x	10.9%	67.2%

Pari Passu Companion Loan Summary
Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Pari Passu Companion Loan Cut-off Date Balance	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement	Master Servicer	Special Servicer
Miracle Mile Shops	$70,000,000	6.2%	$510,000,000	$580,000,000	COMM 2013-CCRE11 / COMM 2013-CCRE12(1)	Midland	Situs
Matrix MHC Portfolio	$69,500,000	6.1%	$65,500,000	$135,000,000	GSMS 2013-GCJ16	Wells Fargo	Rialto
Walpole Shopping Mall(2)	$47,000,000	4.1%	$17,500,000	$64,500,000	CGCMT 2013-GC15	Wells Fargo	Midland
Related Home Depot	$12,600,000	1.1%	$14,400,000	$27,000,000	WFRBS 2013-C17(3)	Wells Fargo	Rialto

(1)
It is anticipated that on November 7, 2013, the scheduled closing date for COMM 2013-CCRE12, servicing will transfer to the COMM 2013-CCRE12 transaction pursuant to which Wells Fargo Bank, National Association is expected to be the master servicer and LNR Partners, LLC is expected to be the special servicer.  However, Midland Loan Services, a division of PNC Bank, National Association is expected to remain in place as the primary servicer of the whole loan.

(2)
The Walpole Shopping Mall mortgage loan will be serviced under the CGCMT 2013-GC15 pooling and servicing agreement, but the controlling class under GSMS 2013-GCJ16 transaction will exercise those control rights.

(3)	Anticipated to close on or about November 20, 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Existing Mezzanine or Other Financing(1)
Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Other Debt Cut-off Date Balance	Cut-off Date Total Debt Balance	Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Mortgage Loan DSCR	Total Debt DSCR
Matrix MHC Portfolio(2)	$69,500,000	$15,000,000	$65,500,000	$150,000,000	6.9070%	69.4%	77.1%	1.47x	1.24x
Walpole Shopping Mall(3)	$47,000,000	$10,000,000	$17,500,000	$74,500,000	5.9309%	75.0%	86.6%	1.33x	1.08x
Walnut Creek Marriott(4)	$31,280,000	$8,000,000	NA	$39,280,000	6.6648%	65.0%	81.7%	1.45x	0.93x
8670 Wilshire(4)	$22,500,000	$2,500,000	NA	$25,000,000	6.0890%	67.2%	74.6%	1.27x	1.14x
Mariner’s Landing and 2401 Bert(4)	$22,260,866	$1,493,864	NA	$23,754,730	6.1850%	74.7%	79.7%	1.30x	1.15x
Sanctuary at Winterlakes Apartments(4)	$12,000,000	$800,000	NA	$12,800,000	6.1070%	75.0%	80.0%	1.27x	1.19x
5607-5625 Baum Boulevard(4)	$11,700,000	$1,300,000	NA	$13,000,000	6.2050%	75.0%	83.3%	1.27x	1.14x
Ball State Portfolio(5)	$11,520,000	$2,700,000	NA	$14,220,000	6.8835%	68.7%	84.8%	1.46x	1.00x

(1)
In the case of the Perkins Retail Portfolio mortgage loan, the sole member’s equity interest in the related borrower has been pledged to secure a loan that is also secured by a first priority mortgage on a shopping center located in Scottsbluff, Nebraska.  See “—Perkins Retail Portfolio—Monument Mall Loan” in this Term Sheet.

(2)
The related mezzanine loan is currently held by Terra Secured Income Fund 4, LLC, or its affiliate, and is secured by the mezzanine borrower’s interest in the related mortgage borrower.  There also exists a related pari passu companion loan with a scheduled principal balance as of the Cut-off Date of $65,500,000. While the Total Debt Interest Rate remains constant, the monthly interest rate for the mezzanine loan declines as the mortgage whole loan amortizes and is derived from a schedule attached to the mezzanine loan agreement.

(3)
The related mezzanine loan is currently held by Annaly CRE Holdings LLC and is secured by a pledge of 100% of the mezzanine borrower’s interest in the related borrower. There also exists a related pari passu companion loan with a scheduled principal balance as of the Cut-off Date of $17,500,000.

(4)	The related mezzanine loan is initially held by Jefferies LoanCore LLC, or its affiliate, and is secured by the mezzanine borrower’s interest in the related mortgage borrower.
(5)	The related mezzanine loan is currently held by Terra Secured Income Fund 4, LLC, or its affiliate, and is secured by the mezzanine borrower’s interest in the related mortgage borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)
Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
Perkins Retail Portfolio(2)	JLC	Various	Various	Retail	$47,500,000	4.2%	JPMCC 2006-CB15
1245 16th Street	GSMC	Santa Monica	CA	Office	$37,000,000	3.3%	GSMS 2005-GG4
8670 Wilshire	JLC	Beverly Hills	CA	Office	$22,500,000	2.0%	GCCFC 2003-C2
McAllister Plaza	CGMRC	San Antonio	TX	Office	$18,000,000	1.6%	MSDWC 2001-TOP1
Parkway and Parkgreen on Bellaire	RMF	Houston	TX	Multifamily	$16,750,000	1.5%	BSCMS 2004-PWR3
Villages on the River	RMF	Jonesboro	GA	Multifamily	$14,350,000	1.3%	COMM 2004-LB4A
The Brittany	RMF	Indialantic	FL	Multifamily	$14,100,000	1.2%	CSFB 2004-C2
Candlewood	RMF	Corpus Christi	TX	Multifamily	$12,815,000	1.1%	CSFB 2004-C1
The Camp	JLC	Costa Mesa	CA	Retail	$12,000,000	1.1%	GSMS 2004-GG2
Sheraton Four Points Hotel O’Hare	MC-Five Mile	Schiller Park	IL	Hospitality	$11,500,000	1.0%	BSCMS 2006-T24
Northlake Square SC	JLC	Tucker	GA	Retail	$10,491,689	0.9%	CSFB 2003-C5
Avon on the Lake(3)	JLC	Rochester Hills	MI	Manufactured Housing	$8,710,667	0.8%	JPMCC 2003-CB7
Randolph Park	RMF	Charlotte	NC	Multifamily	$7,990,000	0.7%	LBCMT 1995-C2
Green Park South(3)	JLC	Pelham	AL	Manufactured Housing	$7,181,667	0.6%	FNA 2013-M1
Jackson Park(4)	MC-Five Mile	Seymour	IN	Retail	$5,933,950	0.5%	JPMCC 2007-LDPX
Fairchild Lake(3)	JLC	Chesterfield	MI	Manufactured Housing	$5,652,667	0.5%	MLMT 2003-KEY1
Cranberry Lake(3)	JLC	White Lake	MI	Manufactured Housing	$5,606,333	0.5%	JPMCC 2004-C2
Westridge Business Center	MC-Five Mile	New Berlin	WI	Industrial	$5,154,433	0.5%	JPMCC 2002-CIB4
Shops at Memorial Heights	MC-Five Mile	Houston	TX	Retail	$5,127,488	0.5%	LBUBS 2004-C1
Park 2000 Mini Storage	JLC	Las Vegas	NV	Self Storage	$4,993,262	0.4%	GCCFC 2003-C2
Village Center(4)	MC-Five Mile	Seymour	IN	Retail	$4,969,690	0.4%	JPMCC 2007-LDPX
Broadway Festival Shopping Center	MC-Five Mile	Chicago	IL	Retail	$4,081,200	0.4%	BACM 2006-2
257 West 17th Street	JLC	New York	NY	Retail	$4,000,000	0.4%	PSSF 1999-C2
Gibson & Heritage MHCs	MC-Five Mile	Williamsburg	VA	Manufactured Housing	$3,800,000	0.3%	CD 2007-CD4
Timbers of Keegans Bayou	MC-Five Mile	Houston	TX	Multifamily	$3,750,000	0.3%	CSFB 2004-C1, Mezz 2004-C1
Gappie Plaza	CGMRC	Chicago	IL	Retail	$3,646,346	0.3%	CGCMT 2004-C1
Joyner Crossing	MC-Five Mile	Rocky Mount	NC	Retail	$3,500,000	0.3%	CSFB 2003-C5
Archer Plaza	MC-Five Mile	Chicago	IL	Retail	$3,296,969	0.3%	BACM 2006-2
Royal Estates(3)	JLC	Kalamazoo	MI	Manufactured Housing	$2,270,333	0.2%	JPMCC 2004-C1
Old Orchard(3)	JLC	Davison	MI	Manufactured Housing	$2,224,000	0.2%	JPMCC 2004-C2

(1)
The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)	Each of the Perkins Retail Portfolio mortgaged properties was included in JPMCC 2006-CB15 transaction.
(3)
Avon on the Lake, Green Park South, Fairchild Lake, Cranberry Lake, Royal Estates and Old Orchard are part of the Matrix MHC Portfolio. The other mortgaged properties that are part of the Matrix MHC Portfolio that are not listed were not part of the criteria for this chart.

(4)
Jackson Park and Village Center are part of the Regency Portfolio.  The other mortgaged properties that are part of the Regency Portfolio that are not listed were not part of the criteria for this chart.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Property Types
Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut- off Date Balance(1)	% of Initial Pool Balance	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	59	$430,367,198	37.9%	1.52x	65.8%	10.5%
Anchored	28	250,636,945	22.1	1.57x	65.0%	11.2%
Super Regional Mall	1	70,000,000	6.2	1.24x	62.7%	8.4%
Shadow Anchored	17	52,481,988	4.6	1.70x	71.7%	11.9%
Single Tenant Retail	7	29,155,000	2.6	1.50x	69.4%	8.3%
Unanchored	6	28,093,265	2.5	1.42x	65.7%	10.3%
Multifamily	30	$233,231,311	20.6%	1.38x	71.0%	10.1%
Garden	27	204,627,857	18.0	1.36x	71.7%	10.0%
Student Housing	1	11,520,000	1.0	1.46x	68.7%	11.1%
Senior Living	1	10,689,762	0.9	1.86x	62.7%	12.9%
Conventional	1	6,393,692	0.6	1.27x	67.3%	8.7%
Hospitality	8	$164,897,636	14.5%	1.68x	65.3%	13.5%
Full Service	5	145,073,368	12.8	1.70x	65.1%	13.6%
Limited Service	3	19,824,268	1.7	1.54x	67.0%	12.6%
Office	6	$114,360,486	10.1%	1.58x	66.9%	10.4%
Medical	2	59,500,000	5.2	1.71x	62.8%	10.0%
General Suburban	2	44,970,629	4.0	1.46x	71.3%	10.8%
CBD	2	9,889,857	0.9	1.35x	71.2%	10.7%
Manufactured Housing	16	$82,000,000	7.2%	1.47x	69.3%	11.0%
Mixed Use	4	$38,305,154	3.4%	1.36x	71.4%	10.7%
Office/Retail	2	18,586,931	1.6	1.33x	75.0%	10.4%
Industrial/Office/Retail	1	12,527,976	1.1	1.30x	74.7%	9.9%
Warehouse/Office/Self Storage	1	7,190,247	0.6	1.52x	56.4%	12.6%
Industrial	4	$31,223,806	2.8%	1.53x	63.9%	12.4%
Flex	2	17,145,003	1.5	1.67x	55.0%	14.0%
Warehouse	2	14,078,803	1.2	1.36x	74.7%	10.5%
Self Storage	6	$27,073,528	2.4%	1.50x	66.9%	10.6%
Land	1	$12,600,000	1.1%	1.60x	56.0%	7.9%
Total / Wtd. Avg.	134	$1,134,059,119	100.0%	1.51x	67.2%	10.9%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution
Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
Nevada	5	$135,783,509	12.0%	$1,022,960,000	38.2%	$55,247,274	31.3%
California	7	130,036,122	11.5	200,450,000	7.5	13,467,113	7.6
Texas	16	108,557,245	9.6	156,560,000	5.8	11,882,010	6.7
New York	5	85,859,286	7.6	206,030,000	7.7	11,045,536	6.3
Michigan	16	85,731,934	7.6	211,830,000	7.9	16,528,062	9.4
Florida	12	80,862,060	7.1	109,125,000	4.1	7,412,552	4.2
Georgia	11	77,720,346	6.9	109,125,000	4.1	8,017,644	4.5
Louisiana	1	72,928,787	6.4	106,000,000	4.0	9,576,399	5.4
Indiana	9	60,630,444	5.3	91,770,000	3.4	7,175,813	4.1
Massachusetts	1	47,000,000	4.1	86,000,000	3.2	5,942,553	3.4
North Carolina	4	41,910,629	3.7	58,500,000	2.2	4,183,100	2.4
Nebraska	9	38,500,000	3.4	57,050,000	2.1	4,469,582	2.5
Illinois	8	35,443,172	3.1	51,405,000	1.9	4,293,262	2.4
Alabama	5	21,970,722	1.9	39,600,000	1.5	3,147,933	1.8
Virginia	4	20,534,720	1.8	30,085,000	1.1	2,421,298	1.4
Oregon	1	15,964,581	1.4	36,400,000	1.4	2,780,200	1.6
South Carolina	2	14,975,000	1.3	21,600,000	0.8	2,367,595	1.3
Pennsylvania	1	11,700,000	1.0	15,600,000	0.6	1,178,435	0.7
Kentucky	2	9,899,730	0.9	13,550,000	0.5	1,164,917	0.7
South Dakota	1	9,000,000	0.8	12,600,000	0.5	967,519	0.5
Kansas	4	8,700,000	0.8	12,350,000	0.5	935,817	0.5
Wisconsin	1	5,154,433	0.5	7,860,000	0.3	566,960	0.3
Oklahoma	2	4,171,600	0.4	5,650,000	0.2	504,671	0.3
Mississippi	3	3,504,740	0.3	4,725,000	0.2	484,657	0.3
Arkansas	1	2,362,600	0.2	3,200,000	0.1	268,856	0.2
Tennessee	1	1,850,000	0.2	2,650,000	0.1	212,056	0.1
Colorado	1	1,749,800	0.2	2,370,000	0.1	228,792	0.1
West Virginia	1	1,557,660	0.1	2,100,000	0.1	234,444	0.1
Total	134	$1,134,059,119	100.0%	$2,677,145,000	100.0%	$176,705,050	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values with respect to pari passu companion loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Cut-off Date Balances				Distribution of Cut-off Date LTV Ratios(1)
			% of				% of
	Number of		Initial		Number of		Initial
Range of Cut-off Date	Mortgage	Cut-off Date	Pool	Range of Cut-off	Mortgage		Pool
Balances ($)	Loans	Balance	Balance	Date LTV (%)	Loans	Cut-off Date Balance	Balance
2,418,750 - 3,000,000	2	$4,868,750	0.4%	43.5 - 50.0	2	$75,964,581	6.7%
3,000,001 - 5,000,000	19	74,546,629	6.6	50.1 - 55.0	2	16,983,832	1.5
5,000,001 - 10,000,000	21	146,643,353	12.9	55.1 - 60.0	4	35,790,247	3.2
10,000,001 - 15,000,000	17	210,745,021	18.6	60.1 - 65.0	12	199,008,560	17.5
15,000,001 - 20,000,000	5	85,785,085	7.6	65.1 - 70.0	20	337,518,489	29.8
20,000,001 - 30,000,000	4	94,461,495	8.3	70.1 - 75.0	36	441,893,411	39.0
30,000,001 - 40,000,000	3	106,280,000	9.4	75.1 - 76.4	2	26,900,000	2.4
40,000,001 - 50,000,000	3	138,300,000	12.2	Total	78	$1,134,059,119	100.0%
50,000,001 - 60,000,000	1	60,000,000	5.3	(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics”
60,000,001 - 72,928,787	3	212,428,787	18.7	above.
Total	78	$1,134,059,119	100.0%
				Distribution of Maturity Date/ARD LTV Ratios(1)
Distribution of Underwritten DSCRs(1)							% of
			% of		Number of		Initial
	Number of		Initial	Range of Maturity	Mortgage		Pool
	Mortgage	Cut-off Date	Pool	Date/ARD LTV (%)	Loans	Cut-off Date Balance	Balance
Range of UW DSCR (x)	Loans	Balance	Balance	34.0 - 40.0	3	$80,957,843	7.1%
1.20 - 1.30	13	$207,994,558	18.3%	40.1 - 45.0	3	30,680,817	2.7
1.31 - 1.40	17	210,868,374	18.6	45.1 - 50.0	3	17,083,811	1.5
1.41 - 1.50	22	285,758,671	25.2	50.1 - 55.0	9	51,626,695	4.6
1.51 - 1.60	12	154,691,054	13.6	55.1 - 60.0	24	337,988,123	29.8
1.61 - 1.70	2	80,203,787	7.1	60.1 - 65.0	22	359,025,001	31.7
1.71 - 1.80	6	61,205,832	5.4	65.1 - 71.7	14	256,696,829	22.6
1.81 - 1.90	2	15,189,762	1.3	Total	78	$1,134,059,119	100.0%
1.91 - 2.00	2	42,182,500	3.7	(1) See footnotes (1), (2) and (5) to the table entitled “Mortgage Pool Characteristics” above.
2.01 - 2.34	2	75,964,581	6.7
Total	78	$1,134,059,119	100.0%	Distribution of Loan Purpose
(1) See footnotes (1), (6) and (7) to the table entitled “Mortgage Pool							% of
Characteristics” above.					Number of		Initial
					Mortgage		Pool
				Loan Purpose	Loans	Cut-off Date Balance	Balance
Distribution of Amortization Types(1)				Refinance	53	$848,050,153	74.8%
			% of	Acquisition	24	263,748,100	23.3
	Number of		Initial	Acquisition/
	Mortgage	Cut-off Date	Pool	Refinance	1	22,260,866	2.0
Amortization Type	Loans	Balance	Balance	Total	78	$1,134,059,119	100.0%
Interest Only, Then
Amortizing(2)	29	$545,012,500	48.1%
Amortizing (30 Years)	38	443,679,529	39.1	Distribution of Mortgage Interest Rates
Amortizing (25 Years)	8	73,037,091	6.4				% of
Interest Only	2	49,600,000	4.4		Number of		Initial
Interest Only, ARD	1	22,730,000	2.0	Range of Mortgage	Mortgage		Pool
Total	78	$1,134,059,119	100.0%	Interest Rates (%)	Loans	Cut-off Date Balance	Balance
(1) All of the mortgage loans will have balloon payments at maturity/ARD.				4.405 - 4.500	1	$60,000,000	5.3%
(2) Original partial interest only periods range from 6 to 60 months.				4.501 - 4.750	2	26,100,000	2.3
				4.751 - 5.000	10	146,767,629	12.9
Distribution of Lockboxes				5.001 - 5.250	12	241,907,031	21.3
			% of	5.251 - 5.500	25	287,812,983	25.4
			Initial	5.501 - 5.750	12	138,731,859	12.2
	Number of	Cut-off Date	Pool	5.751 - 6.000	7	72,487,655	6.4
Lockbox Type	Mortgage Loans	Balance	Balance	6.001 - 6.250	8	90,751,963	8.0
Hard	33	$621,461,576	54.8%	6.251 - 6.275	1	69,500,000	6.1
Soft	12	208,770,036	18.4	Total	78	$1,134,059,119	100.0%
Springing	22	195,642,775	17.3
None	9	81,434,732	7.2
Soft Springing	2	26,750,000	2.4
Total	78	$1,134,059,119	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Debt Yield on Underwritten NOI(1)				Distribution of Original Amortization Terms(1)
			% of				% of
Range of	Number of		Initial	Range of Original	Number of		Initial
Debt Yields on	Mortgage		Pool	Amortization	Mortgage		Pool
Underwritten NOI (%)	Loans	Cut-off Date Balance	Balance	Terms (months)	Loans	Cut-off Date Balance	Balance
7.9 - 9.0	11	$194,663,692	17.2%	Interest Only	3	$72,330,000	6.4%
9.1 - 10.0	16	192,354,344	17.0	300	10	107,817,091	9.5
10.1 - 11.0	20	198,561,074	17.5	301 - 360	65	953,912,029	84.1
11.1 - 12.0	18	303,856,299	26.8	Total	78	$1,134,059,119	100.0%
12.1 - 13.0	5	104,164,009	9.2	(1) All of the mortgage loans will have balloon payments at maturity/ARD.
13.1 - 14.0	2	77,922,049	6.9
14.1 - 15.0	2	16,682,500	1.5	Distribution of Remaining Amortization Terms(1)
15.1 - 17.4	4	45,855,152	4.0	Range of			% of
Total	78	$1,134,059,119	100.0%	Remaining	Number of		Initial
(1) See footnotes (1) and (8) to the table entitled “Mortgage Pool Characteristics” above.				Amortization	Mortgage		Pool
				Terms (months)	Loans	Cut-off Date Balance	Balance
Distribution of Debt Yield on Underwritten NCF(1)				Interest Only	3	$72,330,000	6.4%
			% of	299 - 300	10	107,817,091	9.5
Range of	Number of		Initial	301 - 360	65	953,912,029	84.1
Debt Yields on	Mortgage		Pool	Total	78	$1,134,059,119	100.0%
Underwritten NCF (%)	Loans	Cut-off Date Balance	Balance	(1) All of the mortgage loans will have balloon payments at maturity/ARD.
7.9 - 9.0	16	$283,284,321	25.0%
9.1 - 10.0	34	438,389,966	38.7	Distribution of Prepayment Provisions
10.1 - 11.0	14	163,223,123	14.4				% of
11.1 - 12.0	6	122,441,034	10.8		Number of		Initial
12.1 - 13.0	4	87,862,833	7.7	Prepayment	Mortgage		Pool
13.1 - 14.0	3	22,893,262	2.0	Provision	Loans	Cut-off Date Balance	Balance
14.1 - 15.3	1	15,964,581	1.4	Defeasance	71	$1,021,026,369	90.0%
Total	78	$1,134,059,119	100.0%	Yield Maintenance	7	113,032,750	10.0
(1) See footnote (1) and (8) to the table entitled “Mortgage Pool Characteristics” above.				Total	78	$1,134,059,119	100.0%

Mortgage Loans with Original Partial Interest Only Periods				Distribution of Escrow Types
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance	Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6 - 12	8	$151,380,000	13.3%	Replacement Reserves(1)	77	$1,121,459,119	98.9%
13 - 36	14	$207,227,500	18.3%	Real Estate Tax	76	$1,098,729,119	96.9%
37 - 60	7	$186,405,000	16.4%	Insurance	66	$836,139,365	73.7%
				TI/LC(2)	34	$517,256,644	84.2%
Distribution of Original Terms to Maturity/ARD				(1) Includes mortgage loans with FF&E reserves.
			% of	(2) Percentage of total retail, mixed use, industrial and office properties only.
Range of Original	Number of		Initial
Term to Maturity	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
59 - 60	12	$241,629,301	21.3%
84	2	7,494,253	0.7
120 - 121	64	884,935,564	78.0
Total	78	$1,134,059,119	100.0%

Distribution of Remaining Terms to Maturity/ARD
Range of Remaining Terms to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
57 - 60	12	$241,629,301	21.3%
61 - 120	66	892,429,818	78.7
Total	78	$1,134,059,119	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Distributions
On each Distribution Date, funds available for distribution from the mortgage loans, net of specified trust expenses, net of yield maintenance charges and prepayment premiums and net of any excess interest distributable to the Class S certificates, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.   Class A-1, A-2, A-3, A-4, A-AB, X-A, X-B and X-C certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B and Class X-C certificates, pro rata, in each case in accordance with their respective interest entitlements.

2.   Class A-1, A-2, A-3, A-4 and A-AB certificates: (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance for the related Distribution Date set forth in Annex F to the Free Writing Prospectus, all funds allocable to principal attributable to all mortgage loans, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, and then (vi) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above.  If the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).

3.   Class A-1, A-2, A-3, A-4 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.

4.   Class A-S and Class PEZ certificates:  (i) first, to interest on Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

5.   Class B and Class PEZ certificates:  (i) first, to interest on Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions (continued)
6.   Class C and Class PEZ certificates:  (i) first, to interest on Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.   Class D certificates:  (i) first, to interest on Class D certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class D certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

8.   After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class PEZ, Class C and Class D certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any previously unreimbursed losses to the Class E, Class F, Class G and Class H certificates sequentially in that order in a manner analogous to the Class D certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses
The certificate principal amounts of the Class A-1, A-2, A-3, A-4, A-AB, D, E, F, G and H certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the such class on such Distribution Date. Any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero:  first, to the Class H certificates; second, to the Class G certificates; third, to the Class F certificates; fourth, to the Class E certificates; fifth, to the Class D certificates; sixth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); seventh, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); eighth, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate principal amounts.  The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amounts of the Class B and Class C trust components resulting from allocations of losses realized on the mortgage loans.  The notional amount of the Class X-C certificates will be reduced to reflect reductions in the certificate principal amounts of the Class F, Class G and Class H certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, any yield maintenance charge collected on the mortgage loans during the one-month period ending on the related Determination Date is required to be distributed as follows: (1) pro rata, between the (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the YM Group B” and collectively with the YM Group A, the “YM Groups”), of the Class X-B Certificates, the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component) and the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D certificates based upon the aggregate of principal distributed to such class of certificates or trust components in each YM group on such Distribution Date, and (2) as among the classes of certificates or trust components in each YM Group in the following manner: (A) the holders of each class of certificates or trust components in such YM Group will be entitled to receive on each Distribution Date the portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (exclusive of the Class X-A, Class X-B, Class X-C, Class E, Class F, Class G, Class H, Class S, Class R and Exchangeable Certificates) and trust components on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) any portion of such yield maintenance charge allocated to such YM Group and remaining after such distributions to the applicable class of certificates or trust component, will be distributed to the Class X certificates in the related YM Group.  If there is more than one class of certificates (exclusive of the Exchangeable Certificates) or trust component (and thus the applicable class of Exchangeable Certificates) entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates or trust components, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (exclusive of the Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which the (i) mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one.  If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction shall equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above.  For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related mortgage loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-C, Class E, Class F, Class G, Class H, Class S or Class R certificates.  Instead, after the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates.  For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus.  See also “Certain Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

Certain yield maintenance charges associated with one mortgage loan will be allocated to an uncertificated interest. See also “Description of the Offered Certificates—Distributions—Prepayment Premiums” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Serviced and Non- Serviced Loans
The Miracle Mile Shops, Walpole Shopping Mall and Related Home Depot mortgage loans are referred to in this Term Sheet as the “non-serviced loans”. Each non-serviced loan and the related companion loan(s) are being serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of each non-serviced loan and the related companion loan will be effected in accordance with, the Controlling Pooling & Servicing Agreement set forth under the “Pari Passu Companion Loan Summary” table above and the related co-lender agreements.  Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the Controlling Pooling & Servicing Agreement. The Controlling Pooling & Servicing Agreements provide for servicing in a manner acceptable for rated transactions similar in nature to this securitization.

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any property protection advances. Notwithstanding the foregoing, servicing advances for each non-serviced loan will be made by the parties, and pursuant to, the Controlling Pooling & Servicing Agreement.

Appraisal Reductions
An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a required appraisal loan (which is a mortgage loan with respect to which certain defaults, modifications or insolvency events have occurred as further described in the Free Writing Prospectus) plus other amounts overdue or advanced in connection with such mortgage loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan.  As a result of calculating an appraisal reduction for a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates and/or trust component then outstanding (i.e., first to the Class H certificates, then to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B and Class X-C certificates).  A mortgage loan will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction, when the same has ceased to be a specially serviced mortgage loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”, instead defaulted loans will be sold in a process similar to the sale process for REO property.

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus.  Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the certificate principal amounts or notional amounts, as applicable, of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class X-A, Class X-B, Class B, Class PEZ, Class C and Class D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (including the Class X-C certificates but excluding the Class S and Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or representative designated by at least a majority of the voting rights of the controlling class.  The controlling class is the most subordinate class of the Class G and Class H certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates.  See “The Pooling and Servicing Agreement—Controlling Class Representative” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that RREF II CMBS AIV, LP, or another affiliate of the special servicer or Rialto Mortgage Finance, LLC, will be the initial controlling class holder and is expected to appoint itself or an affiliate to be the initial Controlling Class Representative.

Control/Consultation Rights
The Controlling Class Representative will be entitled to have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) until no class of the Class G and Class H certificates has an outstanding certificate principal amount as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates (a “Control Termination Event”).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a mortgage loan and will also have the right to notice and consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a mortgage loan subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event until such time no Class of the Class G and Class H certificates has an outstanding certificate principal amount, without regard to the application of any appraisal reductions, that is equal to or greater 25% of the initial certificate principal amount of that class of certificates (a “Consultation Termination Event”), all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions in which it previously had approval rights.  After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and companion loan holders, as a collective whole, as if those certificateholders constituted a single lender.

Following the occurrence and during the continuation of a Consultation Termination Event, all rights of the Controlling Class Representative will terminate.

If at any time that RREF II CMBS AIV, LP, or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificate holder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate registrar has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate registrar receives either such notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Standard
In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders (as a collective whole as if such certificateholders constituted a single lender).  The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

—   for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the note rate and (iii) the yield on the most recently issued 10-year US treasuries; and

—   for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer
Prior to the occurrence and continuance of a Control Termination Event the special servicer may be replaced by the Controlling Class Representative at any time.

With respect to the pool of mortgage loans and the whole loans, after the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class S and Class R certificates) (considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) may request a vote to replace the special servicer.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class S and Class R certificates) (considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose), or (b) more than 50% of the voting rights of each class of certificates (other than the Class S, Class R and Class X certificates) (but only such classes of certificates that, in each case, have an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class, minus all payments of principal made on such class of certificates) (and considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) vote affirmatively to so replace.

At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer resulting in a solicitation of a certificateholder vote.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of certificates (other than Class S, Class R and Class X certificates) (but only such classes of certificates that have, in each such case, an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class of certificates, minus all payments of principal made on such class of certificates) (and considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose, vote affirmatively to so replace).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Fees
Modification Fees: All fees resulting from modifications, amendments, waivers or any other changes to the terms of the mortgage loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related mortgage loan (i.e. reimburse the trust for certain expenses including advances and interest on advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). All such modification fees received by the special servicer as compensation on the related mortgage loan (together with any other modification fee earned on that mortgage loan for a prior modification done within 12 months) will offset future workout and liquidation fees earned on that mortgage loan as further described in the Free Writing Prospectus.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan and any excess will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while specially serviced loan).  To the extent any amounts reimbursed out of penalty charges are subsequently recovered on the related mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at 1.0% for each specially serviced mortgage loan and REO property, subject to a minimum liquidation fee of $25,000.  For any corrected mortgage loan, workout fees will be calculated at 1.0% for all mortgage loans (or such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the then related maturity date).

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related mortgage loan within 90 days of the maturity default. In addition, the application of penalty charges allocable to a companion loan will be subject to the terms of the related co-lender agreement.

Operating Advisor
Prior to the occurrence of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any approval or consultation rights.  After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The operating advisor will be subject to termination if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Deal Website
The certificate administrator will maintain a deal website including, but not limited to:

— all special notices delivered

— summaries of final asset status reports

— all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates

— an “Investor Q&A Forum” and

— a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 6 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property.  With respect to the Walnut Creek Marriott Mortgage Loan, the Appraised Value is calculated based on the appraiser’s “as-is” appraised value of $41,300,000 plus a stated $6,800,000 “capital deduction” related to capital improvements at the related mortgaged property for which $8,200,000 was reserved in connection with the origination of the mortgage loan.  For purposes of calculating the Maturity Date/ARD LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date/ARD LTV Ratio.

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower.  The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: Means that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender. Hospitality properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender. However, with respect to the Windsor Court New Orleans mortgage loan, the hotel operator has established an operating account pursuant to the related operating agreement into which all of the foregoing amounts are deposited.  The hotel operator disburses funds from such operating account to pay for operating expenses, payroll expenses and the hotel operator’s management fee, and after maintaining a cumulative balance not to exceed $750,000 for working capital, the hotel operator is required to transfer to the lender’s cash management account all amounts from that operating account that would otherwise be payable to the borrower under the related operating agreement.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of certificates (other than Class S, Class R or Class X certificates) (considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reductions allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, rooms, units or pads in the property that is owned by the related borrower.  In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or assumptions regarding the re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by Moody’s, DBRS and KBRA that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates and with respect to a matter regarding a whole loan, any companion loan securities. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus.  See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: Means, with respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”: Means that the related borrower is required to deposit or cause the property manager to deposit all rents collected into a lockbox account. Hospitality and multifamily properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Soft Springing Lockbox”: Means that the related borrower is required to deposit, or cause the property manager to deposit, all rents collected into a lockbox account until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox converts to a Hard Lockbox.

■
“Springing Lockbox”: Means a lockbox that is not currently in place, but the related loan documents require the imposition of a lockbox upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Means the Terrorism Risk Insurance Program Reauthorization Act of 2007.

■	“TTM”: Means trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items.  Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.  The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments, which, if ultimately proved erroneous, could cause the actual operating income for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or whole loan, if applicable) adjusted for specific property, tenant and market considerations.  Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and in certain cases contractual rent increases generally within 13 months (and 20 months in the case of one of the mortgage loans whose contractual rent decreases) past the Cut-off Date, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees.  Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self-storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month periods or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy.  In some cases the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WINDSOR COURT NEW ORLEANS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WINDSOR COURT NEW ORLEANS

BW COOPER
TULANE-GRAVIER
TREME' LAFITTE
FAUBOURG TREMÉ
IBERVILLE
Louisiana State University School of Medicine
Mercedes Benz Superdome
New Orleans Arena
New Orleans City Hall
New Orleans Public Library
Champions Square
Main Post Office
Hyatt Regency New Orleans
STORYVILLE
Mahalia Jackson Theatre
Municipal Auditorium
Louis Armstrong Park
NEW ORLEANS UNION PASSENGER TERMINAL
Energy Centre
Ritz-Carlton Hotel
VIEUX CARRE
FRENCH QUARTER
Le Pavillon Hotel
CENTRAL BUSINESS DISTRICT
JW Marriott Hotel
Wyndham Hotel
Royal St Hotel Monteleone
Louisiana State Supreme Court
St Louis Cathedral
W Hotel
House of Blues
Jean Lafitte National Historical Park and Preserve
Jackson Square
FRENCH MARKET
Lafayette Square
Omni Royal Crescent Hotel
NORTA STREETCAR
The Pelham Hotel
Steamboat Natchez
Lee Circle
NEW ORLEANS
The Shoppes at Canal Place
Woldenberg Park
Contemporary Arts Center
Harrah's Casino
National World War II Museum
Aquarium of the Americas
Windsor Court New Orleans
300 Gravier Street
New Orleans, LA 70130
WAREHOUSE/ ARTS DISTRICT
Hilton New Orleans Riverside
Riverwalk Marketplace
Mississippi River Heritage Park
Ernest N. Morial Convention Center
Mississippi River
LOWER GARDEN DISTRICT
PONTCHARTRAIN EXPY
CANAL ST
BASIN ST
N RAMPART ST
BURGUNDY ST
DAUPHINE ST
BOURBON ST
CHARTRES ST
DECATUR ST
ST CHARLES AVE
TCHOUPITOULAS ST
CONVENTION CENTER BLVD
POYDRAS ST
LOYOLA AVE
MISSISSIPPI
LOUISIANA
McComb
Hattiesburg
Jackson
Franklinton
Poplarville
Baton Rouge
Hammond
Gulfport
Donaldsonville
Laplace
Kenner
New Orleans
Pierre Part
Thibodaux
Raceland
Morgan City
Houma
Gulf of Mexico

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WINDSOR COURT NEW ORLEANS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	New Orleans, Louisiana	Cut-off Date Principal Balance		$72,928,787
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$230,787.30
Size (Rooms)	316	Percentage of Initial Pool Balance		6.4%
Total TTM Occupancy as of 7/31/2013	71.6%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 7/31/2013	71.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1984 / 2011-2012	Mortgage Rate		5.35700%
Appraised Value	$106,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$33,601,330
Underwritten Expenses	$24,024,931
Underwritten Net Operating Income (NOI)	$9,576,399	Escrows
Underwritten Net Cash Flow (NCF)	$8,232,345		Upfront	Monthly
Cut-off Date LTV Ratio	68.8%	Taxes	$425,613	$47,290
Maturity Date LTV Ratio	57.3%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	1.96x / 1.68x	FF&E(1)	$0	$112,004
Debt Yield Based on Underwritten NOI / NCF	13.1% / 11.3%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$73,000,000	100.0%	Loan Payoff	$38,232,756	52.4%
			Principal Equity Distribution	33,532,992	45.9
			Closing Costs	808,639	1.1
			Reserves	425,613	0.6
Total Sources	$73,000,000	100.0%	Total Uses	$73,000,000	100.0%

(1)   See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Windsor Court New Orleans Loan”) is evidenced by a promissory note in the original principal amount of $73,000,000 and is secured by a first mortgage encumbering a 316-room hotel located in New Orleans, Louisiana (the “Windsor Court New Orleans Property”).  The Windsor Court New Orleans Loan was originated by Goldman Sachs Mortgage Company on September 19, 2013 and represents approximately 6.4% of the Initial Pool Balance.  The note evidencing the Windsor Court New Orleans Loan has a principal balance as of the Cut-off Date of $72,928,787 and an interest rate of 5.35700% per annum.  The borrower utilized the proceeds of the Windsor Court New Orleans Loan to refinance the existing debt on the Windsor Court New Orleans Property.

The Windsor Court New Orleans Loan had an initial term of 120 months and has a remaining term of 119 months.  The Windsor Court New Orleans Loan requires payments of interest and principal during the term of the loan based on a 30-year amortization schedule.  The scheduled maturity date is the due date in October 2023.  Voluntary prepayment of the Windsor Court New Orleans Loan is prohibited prior to June 6, 2023.  Defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Windsor Court New Orleans Property is a 316-room hotel located in New Orleans, Louisiana.  The Windsor Court New Orleans Property was constructed in 1984 and renovated between 2011 and 2012.  The Windsor Court New Orleans Property consists of a 23-story main guestroom building and an attached parking garage. The 19th through 22nd floors represent the club level rooms. The Windsor Court New Orleans Property offers multiple food and beverage outlets including Le Salon, Polo Club Lounge, the Cocktail Bar (added after the renovation), and The Grill Room, the hotel’s restaurant. The hotel offers seven meeting rooms located on three separate floors, totaling 9,424 SF of meeting space. The 23rd floor houses the ballroom and a smaller meeting room. The Windsor Court New Orleans Property also features a heated rooftop saltwater pool with a sundeck, fitness room, sauna and steam room.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WINDSOR COURT NEW ORLEANS

The following table presents certain information relating to the trailing twelve-month period through December 31, 2012 demand analysis with respect to the Windsor Court New Orleans Property:

TTM Through 12/31/2012 Accommodated Room Night Demand(1)
Property	Meeting and Group	Leisure	Commercial
Windsor Court New Orleans	30%	50%	20%

(1)      Source: Appraisal.

The following table presents certain information relating to penetration rates for the trailing twelve-month period through 7/31/2013 relating to the Windsor Court New Orleans Property, as provided in a July 2013 travel research report:

TTM Through 7/31/2013 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Windsor Court New Orleans	96.5%	143.9%	138.8%

(1)      Source: July 2013 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Windsor Court New Orleans Property:

Windsor Court New Orleans(1)
	2010	2011	2012	TTM 7/31/2013
Occupancy	66.5%	58.5%	68.8%	71.6%
ADR	$229.26	$246.02	$268.72	$278.88
RevPAR	$152.50	$143.84	$185.02	$199.56

(1)      As provided by the borrower.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Windsor Court New Orleans Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 7/31/2013	Underwritten	Underwritten $ per Room
Room Revenue	$17,923,658	$16,590,734	$21,398,119	$23,016,955	$23,016,955	$72,838
Food & Beverage Revenue	7,065,179	7,232,513	8,240,052	8,804,907	8,804,907	27,864
Parking Revenue	910,436	788,938	1,068,064	1,259,356	1,259,356	3,985
Other Revenue(2)	425,786	351,817	474,148	520,112	520,112	1,646
Total Revenue	$26,325,059	$24,964,002	$31,180,383	$33,601,330	$33,601,330	$106,333

Room Expense	$5,709,479	$5,377,501	$6,002,744	$6,366,619	$6,366,619	$20,148
Food & Beverage Expense	6,226,138	6,319,317	7,023,325	7,410,158	7,410,158	23,450
Other Operating Departments Expense	350,052	273,577	315,371	307,650	307,650	974
Other Expense	465,071	303,568	425,760	417,267	417,267	1,320
Total Departmental Expense	$12,750,740	$12,273,963	$13,767,200	$14,501,695	$14,501,695	$45,891
Total Undistributed Expense	7,087,205	7,270,108	8,474,785	8,450,253	8,537,179	27,016
Total Fixed Charges	1,240,138	1,269,119	1,230,106	1,050,588	986,057	3,120
Total Operating Expenses	$21,078,083	$20,813,190	$23,472,091	$24,002,535	$24,024,931	$76,028

Net Operating Income	$5,246,976	$4,150,812	$7,708,292	$9,598,795	$9,576,399	$30,305
FF&E	1,053,002	998,560	1,247,215	1,344,053	1,344,053	4,253
Net Cash Flow	$4,193,974	$3,152,252	$6,461,077	$8,254,742	$8,232,345	$26,052

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes the spa lease income, laundry and other miscellaneous items.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WINDSOR COURT NEW ORLEANS

■	Appraisal. According to the appraisal, the Windsor Court New Orleans Property had an “as-is” appraised value of $106,000,000 as of August 20, 2013.

■
Environmental Matters.  According to a Phase I environmental report, dated August 26, 2013, there are no recognized environmental conditions or recommendations for further action at the Windsor Court New Orleans Property other than a recommendation for an asbestos operations and maintenance (O&M) plan.

■
Market Overview and Competition.  The Windsor Court New Orleans Property is located at 300 Gravier Street which is within the central business district and less than a mile from the French Quarter and the Ernest N. Morial Convention Center.  The Windsor Court New Orleans Property is located one block from Canal Street and across the street from Harrah’s Casino.  The New Orleans market is dominated by the tourism industry, which had an economic impact of more than $5 billion in 2012.  The Windsor Court New Orleans Property’s competitive set has trailing twelve-month period through July 2013 occupancy of 72.8%, ADR of $197.26, and RevPAR of $143.66.

The following table presents certain information relating to the primary competition for the Windsor Court New Orleans Property:

Property Name	Number of Rooms	2012 Occupancy	2012 ADR	2012 RevPAR
Windsor Court New Orleans	316	69.0%	$268.72	$185.52
Hotel Monteleone	570	73.0%	$218.00	$159.14
Omni Royal Orleans	346	57.0%	$197.00	$112.29
Ritz-Carlton New Orleans	527	74.0%	$231.00	$170.94
Roosevelt New Orleans	504	70.0%	$219.00	$153.30
Royal Sonesta New Orleans	482	74.0%	$200.00	$148.00

Source: Appraisal.

■
The Borrower.  The borrower is Windsor Court Hotel Partners, L.L.C., a single-purpose, single-asset entity formed solely for the purpose of owning and operating the Windsor Court New Orleans Property.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Windsor Court New Orleans Loan.  Windsor Court Financial, L.L.C. is the non-recourse carveout guarantor under the Windsor Court New Orleans Loan.

■
Escrows.  At origination, the borrower funded a tax reserve of $425,613. On each due date, the borrower is required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve-month period, (ii) in the absence of a blanket insurance policy or if there is an event of default, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve-month period and (iii) an FF&E reserve of: (a) on each due date through and including the due date in December 2014, $112,004 and (b) beginning on the due date in January 2015, one-twelfth of 4% of the operating income of the Windsor Court New Orleans Property for the previous twelve-month period, as determined based on the quarterly operating statements required to be delivered by the borrower.

■
Lockbox and Cash Management.  The Windsor Court New Orleans Loan requires a hard lockbox, which is already in place and a cash management account, which was established at origination.  The borrower was required to instruct each credit card company to remit credit card receivables directly to the property management account.  All credit card receivables, all cash revenues and all other money received by the borrower or the property manager are required to be deposited into a property management account, held by the property manager, in the name of borrower.  The property management account is pledged to lender and subject to an operating account agreement that allows lender to control the funds in such account following written notice from the lender following the occurrence of an event of default under the Windsor Court New Orleans Loan.  To the extent the borrower receives any amounts from the property manager or otherwise that should have been deposited directly into the property management account, the lockbox account or the cash management account, the borrower is required to deposit such amounts into the appropriate account within one business day following receipt.  At least once a month and by the end of each calendar month, the property manager is required to remit all revenue and other amounts in the property management account that are not to be applied in accordance with

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WINDSOR COURT NEW ORLEANS

the management agreement, to the lockbox account, provided that, after the payment of all required amounts under the property management agreement, the property manager is permitted to maintain up to $750,000 in the property management account for additional working capital.  All funds in the lockbox account will be swept on a daily basis into the cash management account.  Provided no Windsor Court New Orleans Trigger Period or event of default is continuing, all amounts in excess of the amount required to be paid to or reserved with the lender on the next due date will be swept on a monthly basis to a borrower-controlled distribution account.  On each due date during a Windsor Court New Orleans Trigger Period or event of default, the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses and all remaining amounts will be reserved in an excess cash flow reserve account.  On each due date during which no Windsor Court New Orleans Trigger Period or event of default is continuing, the loan documents require that all amounts on deposit in the cash management account after the payment of debt service and required reserves are to be swept into a borrower distribution account.  During the continuance of an event of default, lender may apply all funds on deposit in the cash management account to amounts payable under the Windsor Court New Orleans Loan in such order of priority as the lender may determine.

A “Windsor Court New Orleans Trigger Period” means the period (i) commencing as of the conclusion of any twelve-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the loan documents) is less than 1.20x, and ending at the conclusion of the second fiscal quarter for which the debt service coverage ratio for the trailing twelve-month period is greater than 1.20x; or (ii) commencing upon the borrower’s failure to deliver the required annual, quarterly and monthly financial reports and ending when such financial reports are delivered, if no trigger period under clause (i) has commenced.

■
Property Management.  The Windsor Court New Orleans Property is currently managed by Aimbridge Hospitality, L.P. pursuant to a management agreement.  Under the loan documents, the Windsor Court New Orleans Property may also be managed by any affiliate of the individuals specified in the loan documents, or any other management company reasonably approved by the lender and with respect to which Rating Agency Confirmation has been received.  During the continuance of an event of default under the Windsor Court New Orleans Loan, or following any foreclosure, conveyance in lieu of foreclosure or any similar transaction, or during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), or if the property manager files or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, the lender has the right to replace or require the borrower to replace the property manager in accordance with the management agreement and the loan documents.  Subject to the terms of a consent and agreement of manager and subordination of management agreement, following a foreclosure on the Windsor Court New Orleans Property, the property manager has agreed to recognize any subsequent owner of the Windsor Court New Orleans Property as the “owner” under the management agreement.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WINDSOR COURT NEW ORLEANS

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as such terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Windsor Court New Orleans Property (plus twelve months of rental loss and/or business interruption coverage).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, borrower is required to carry terrorism insurance throughout the term of the Windsor Court New Orleans Loan as required by the preceding sentence, but in such event borrower will not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and wind components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, borrower must purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Windsor Court New Orleans Property are separately allocated under the blanket policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgage Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

MIRACLE MILE SHOPS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIRACLE MILE SHOPS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIRACLE MILE SHOPS

NORTHWIND CENTRAL PLANT
11 FLOOR PARKING STRUCTURE
LAS VEGAS BOULEVARD
HARMON AVE
Hilton Grand Vacations ELARA
PLANET HOLLYWOOD RESORT & CASINO
PLANET HOLLYWOOD THEATER FOR PERFORMING ARTS
GAP
WOMEN, MEN, BABY, BODY & KIDS
H&M
VICTORIA'S SECRET
SEPHORA
fcuk
Tommy Bahama
benetton
URBAN OUTFITTERS
CABO WABO
ULTRA
GUESS
Lids
WHITE HOUSE | BLACK MARKET
CHEESEBURGER AT THE OASIS
V-THEATRE
BAKERS
American Apparel
QUIKSILVER
Billabong
LOFT
ALDO
ALDO ACCESSORIES
TRUE RELIGION
chico's
bebe
CACHE
CHAMPS
SKECHERS
LIDS LOCKER ROOM
PBR ROCK BAR
ABC STORE
OCEAN ONE
L'ART DE PARIS
LAS VEGAS FIGHT SHOP
THE PLAYING FIELD RACE & SPORTS BOOK
$0 - $399
$400 - $599
$600 - $799
$800 - $999
$1000 +
Sales NAV
First Release Parcel
Second Release Parcel
Non-Collateral
Vacant
N

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIRACLE MILE SHOPS

Las Vegas
Miracle Mile Shops
3663 Las Vegas Boulevard South
Las Vegas, NV 89109
Planet Hollywood
Las Vegas
Property Types
Hotel
Casino
Retail
Cultural & Entertainment
Civic & Institutional
Office
Industrial
Residential
Parking
Pedestrian Walkways
Monorail & Stations
CARTIFACT
DESERT INN RD
FLAMINGO RD
HARMON AVE
TROPICANA AVE
RENO AVE
W HACIENDA AVE
LAS VEGAS BLVD
LAS VEGAS BLVD SOUTH
LAS VEGAS FREEWAY
VALLEY VIEW BLVD
PARADISE RD
INDUSTRIAL RD
GILES ST
Las Vegas Plaza (future)
Encore Las Vegas
Fashion Show Mall
Wynn Esplanade
Wynn Las Vegas
Wynn Las Vegas Golf Club
Renaissance Hotel
Best Western Mardi Gras
Embassy Suites
Treasure Island
Palazzo
Mirage Hotel & Casino
Venetian
Sands Expo and Convention Center
Casino Royale
Forum Shops at Caesars
Harrah's
Imperial Palace
Colosseum
Rio Suites
Caesars Palace
Flamingo Hilton
The Meridian
Westin
Fairfield Inn
La Quinta Inn
Candlewood Hotel
Via Bellagio
Bally's
Bellagio
Paris
Super 8
Atrium Suites
Vdara Hotel & Spa
Cosmopolitan
Harmon Corner
Hard Rock Hotel & Casino
Crystals at City Center
Veer Towers
Aria Resort & Casino
Harley Davidson Cafe
Marriott Grand Chateau
St Tropez
Residences @ Mgm Grand
Fairfield Inn
Polo Towers
Madarin Oriental
Aria Convention Center
Hawaiian Marketplace
Monte Carlo
Grand Garden Arena
Conference Center
MGM Shops
Showcase Mall
New York New York
MGM Grand
Hooters
Excalibur
Tropicana
Luxor
Mandalay Place
The Hotel
Mandalay Bay
Four Seasons
Events Hall
North Conv Center
Shark Reef
South Convention Center
MCCARRAN INTERNATIONAL AIRPORT
Las Vegas
The Strip
Spring Valley
Summerlin
Paradise
Whitney
Enterprise
Henderson
Green Valley North
Silverado Ranch
Rhodes Ranch
Desert Shores
Sun City
Los Prados
North Las Vegas
Sunrise Manor
Fremont Street

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIRACLE MILE SHOPS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Las Vegas, Nevada	Cut-off Date Principal Balance(4)		$70,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF(3)		$1,292.23
Size (SF)(1)	448,835	Percentage of Initial Pool Balance		6.2%
Total Occupancy as of 7/3/2013(2)	98.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/3/2013(2)	98.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	2000 / 2007-2008	Mortgage Rate		5.25000%
Appraised Value	$925,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
Underwritten Revenues	$67,175,766
Underwritten Expenses	$18,739,813	Escrows(5)
Underwritten Net Operating Income (NOI)	$48,435,953		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$47,672,934	Taxes	$508,750	$169,583
Cut-off Date LTV Ratio(3)	62.7%	Insurance	$0	$0
Maturity Date LTV Ratio(3)	58.0%	Replacement Reserves	$0	$7,481
DSCR Based on Underwritten NOI / NCF(3)	1.26x / 1.24x	TI/LC	$1,310,955	$56,104
Debt Yield Based on Underwritten NOI / NCF(3)	8.4% / 8.2%	Other(6)	$162,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$580,000,000	100.0%	Loan Payoff/Defeasance	$551,424,876	95.1%
			Principal Equity Distribution	24,018,156	4.1
			Closing Costs	2,575,263	0.4
			Reserves	1,981,705	0.3
Total Sources	$580,000,000	100.0%	Total Uses	$580,000,000	100.0%

(1)
Total SF of 448,835 excludes the Harmon Corridor First Release Parcel (52,926 SF). The Harmon Corridor First Release Parcel (as described below under “—The Mortgaged Property”) below is a freely releasable collateral parcel and has been excluded from the Appraised Value and Underwritten NCF.

(2)	Total Occupancy and Owned Occupancy is based on total SF of 448,835 and excludes the Harmon Corridor First Release Parcel (as described below under “—The Mortgaged Property”) below.
(3)	Calculated based on the entire Miracle Mile Shops Whole Loan.
(4)
The Cut-off Date Principal Balance of $70,000,000 represents the non-controlling Note A-3-1 of a $580.0 million whole loan evidenced by six pari passu notes, the other five of which are the controlling Note A-1, non-controlling Note A-2, non-controlling Note A-3-2, non-controlling Note A-4-1, and non-controlling Note A-4-2 pari passu companion loans, with original principal balances of $145.0 million, $145.0 million, $75.0 million, $110.0 million and $35.0 million, respectively. The controlling Note A-1 pari passu companion loan, with an original principal balance of $145.0 million, is expected to be contributed to the COMM 2013-CCRE12 transaction. The non-controlling Note A-2 pari passu companion loan, with an original principal balance of $145.0 million, was contributed to the COMM 2013-CCRE11 transaction. The non-controlling Note A-3-2 pari passu companion loan, with an original principal balance of $75.0 million, is expected to be contributed to the CGCMT 2013-GC17 transaction.  The non-controlling Note A-4-1 pari passu companion loan, with an original principal balance of $110.0 million, was contributed to the JPMBB 2013-C15 transaction. The non-controlling Note A-4-2 pari passu companion loan, with an original principal balance of $35.0 million, is expected to be contributed to the JPMCC 2013-C16 transaction.

(5)	See “—Escrows” below.
(6)	Other upfront escrows represents a reserve for deferred maintenance of $162,000. See “—Escrows” below.

■
The Mortgage Loan.  The Miracle Mile Shops loan (the “Miracle Mile Shops Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 448,835 SF Class A, super-regional mall and the Harmon Corridor First Release Parcel (defined below) located at 3663 Las Vegas Boulevard South in Las Vegas, Nevada (the “Miracle Mile Shops Property”) with an original balance of $70,000,000.  The Miracle Mile Shops Loan consists of the non-controlling Note A-3-1 of a $580.0 million whole loan that is evidenced by six pari passu notes (collectively, the “Miracle Mile Shops Whole Loan”).  The Miracle Mile Shops Whole Loan was originated by Cantor Commercial Real Estate Lending, L.P. (“CCRE”), Citigroup Global Markets Realty Corp. (“CGMRC”) and JPMorgan Chase Bank National Association (“JPMCB”).  Only the $70.0 million non-controlling Note A-3-1 will be included in GSMS 2013-GCJ16.  The controlling Note A-1 pari passu companion loan, with an original principal balance of $145.0 million, is expected to be contributed to the COMM 2013-CCRE12 transaction. The non-controlling Note A-2 pari passu companion loan, with an original principal balance of $145.0 million, was contributed to the COMM 2013-CCRE11 transaction. The non-controlling Note A-3-2 pari passu companion loan, with an original principal balance of $75.0 million, is expected to be contributed to the CGCMT 2013-GC17 transaction.  The non-controlling Note A-4-1 pari passu companion loan, with an original principal balance of $110.0 million, was contributed to the JPMBB 2013-C15 transaction. The non-controlling Note A-4-2 pari passu companion loan, with an original principal balance of $35.0 million, is expected to be contributed to the JPMCC 2013-C16 transaction. CGMRC has reserved the right to further split its note into multiple notes.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIRACLE MILE SHOPS

The Miracle Mile Shops loan will initially be serviced under the pooling and servicing agreement entered into in connection with the issuance of the COMM 2013-CCRE11 Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series COMM 2013-CCRE11. The master servicer of the Miracle Mile Shops Whole Loan under the COMM 2013-CCRE11 pooling and servicing agreement is Midland Loan Services, a Division of PNC Bank, National Association.   However, it is expected that after the securitization of the related pari passu companion loan designated as Note A-1, which is expected to be securitized in the COMM 2013-CCRE12 transaction, the Miracle Mile Shops Whole Loan will be serviced under, and by the master servicer designated in, the pooling and servicing agreement entered into in connection with the COMM 2013-CCRE12 securitization which is expected to be Wells Fargo Bank, National Association.  The special servicer for the COMM 2013-CCRE12 transaction is expected to be LNR Partners, LLC.

On the closing date of the COMM 2013-CCRE11 transaction, Midland Loan Services, a Division of PNC Bank, National Association, a national banking association, will be appointed to act as the primary servicer of the Miracle Mile Shops Whole Loan and will be entitled to receive a primary servicing fee with respect to the entire Miracle Mile Shops Whole Loan pursuant to the terms of the related pooling and servicing agreement which is expected to be COMM 2013-CCRE12 Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series COMM 2013-CCRE12. See “Description of the Mortgage Pool—The Miracle Mile Shops Whole Loan” in the Free Writing Prospectus. The relationship between the holders of the Notes is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Miracle Mile Shops Whole Loan” in the accompanying Free Writing Prospectus.  See “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures—The Miracle Mile Shops Loan Combination” in the Free Writing Prospectus.

The Miracle Mile Shops Loan had an initial term of 120 months and has a remaining term of 118 months.  The Miracle Mile Shops Loan requires monthly payments of interest only until and including September 6, 2018, after which it requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule until maturity.  The scheduled maturity date is the due date in September 2023.  Voluntary prepayment of the Miracle Mile Shops Loan is permitted on or after the due date in June 2023.  Defeasance of the entire Miracle Mile Shops Whole Loan (which will be applied pro rata to the pari passu notes) with the certain direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of the United States of America, as provided in the loan documents, is permitted at any time after the earlier to occur of (x) the due date in December 2016 and (y) the date of the second anniversary of the securitization of the last pari passu note comprising the entire Miracle Mile Shops Whole Loan.

■
The Mortgaged Property.  The Miracle Mile Shops Property consists of a Class A, super regional mall containing 448,835 SF of total leasable area and an adjacent 11-story parking garage.  Additionally, the Miracle Mile Shops Property contains one freely releasable parcel totaling 52,926 SF that has been excluded from Underwritten Net Cash Flow and the Appraised Value (the “Harmon Corridor First Release Parcel”) and an adjacent parcel containing 9,663 SF that may be released for a release price (the “Harmon Corridor Second Release Parcel”, and together with the Harmon Corridor First Release Parcel, the “Harmon Corridor”), as described below under “Partial Release”.  The Miracle Mile Shops Property has approximately 1,300 linear feet of frontage along Las Vegas Boulevard at the base of the Planet Hollywood Resort & Casino (“Planet Hollywood”).  The local area, commonly known as the central portion of the Las Vegas Strip Resort Corridor (the “Las Vegas Strip”), consists of well-established resort casino-hotels, business hotels, apartment complexes and commercial retail buildings.  The Miracle Mile Shops Property has nine public access points including three direct entrances from Planet Hollywood, three sidewalk accessible entrances, one valet parking entrance and two parking structure entrances.  The Miracle Mile Shops Property was originally constructed in 2000 and was repositioned and rebranded by the borrower sponsor following an extensive $130.0 million, four year capital improvement program that began in 2003 and 2004.  The Miracle Mile Shops Property also includes three exterior LED video screens located on the north, northwest and southwest exteriors, which aid the overall marketing and visibility of the Miracle Mile Shops Property.  Two pedestrian bridges meet at the corner of Harmon Avenue and Las Vegas Boulevard adjacent to the Miracle Mile Shops Property, creating a consistent source of pedestrian foot traffic.  In addition, the borrower sponsor recently built a double escalator leading from the pedestrian bridge to the southern entrance of the Miracle Mile Shops Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIRACLE MILE SHOPS

The Miracle Mile Shops Property caters to the middle-market customer demographic and is occupied by over 140 tenants, none of which accounts for more than 6.9% of the total collateral SF. National tenants include American Apparel, Billabong, True Religion, Victoria’s Secret, and many first location Las Vegas tenants, including H&M, Lucky Brand Jeans, Steve Madden, Swarovski and Tommy Bahama.  The Miracle Mile Shops Property is among the top five most visited malls in the United States and benefits from an average of over 70,000 daily visitors.

As of July 3, 2013, Total Occupancy and Owned Occupancy were 98.1%. In-line tenants less than 10,000 SF in occupancy that reported sales for a minimum of 12 months, reported annual sales of $868 per SF with an underwritten occupancy cost of 16.5% as of June 30, 2013.  In-line tenant sales per SF at the Miracle Mile Shops Property have grown 6.6% from 2010 to the trailing twelve month period ending June 2013 as shown in the table below:

Historical Sales %(1)(2)
	2010	2011	2012	TTM 6/30/2013
In-line Tenants Sales per SF	$814	$884	$875	$868

(1)	Historical Sales are based on historical operating statements provided by the borrower and exclude the Harmon Corridor First Release Parcel.
(2)	In-line tenant sales include all tenants occupying less than 10,000 SF, which have been in occupancy and reported sales for a minimum of 12 months. Approximately 74.3% of total occupied in-line & temporary tenant SF have reported sales for at least 12 months.

As of June 30, 2013, 99 comparable tenants reported sales, approximately 92.9% of which reported sales greater than $400 per SF, 48.5% of which reported sales of greater than $800 per SF and 33.3% of which reported sales greater than or equal to $1,000 per SF.

Historical Sales %(1)(2)

	2010		2011		2012		TTM 6/30/2013
Sales Summary	# of Tenants	% of Reporting Tenants	# of Tenants	% of Reporting Tenants	# of Tenants	% of Reporting Tenants	# of Tenants	% of Reporting Tenants
$0 - $400 per SF	11	12.4%	8	8.1%	6	6.2%	7	7.1%
$401 - $600 per SF	22	24.7%	23	23.2%	22	22.7%	25	25.3%
$601 - $800 per SF	20	22.5%	19	19.2%	22	22.7%	19	19.2%
$801 - $1,000 per SF	6	6.7%	12	12.1%	12	12.4%	15	15.2%
≥ $1,000 per SF	30	33.7%	37	37.4%	35	36.1%	33	33.3%

(1)	Historical Sales are based on historical operating statements provided by the borrower and exclude the Harmon Corridor First Release Parcel.
(2)
Tenant sales include all tenants in occupancy that have reported sales for a minimum of 12 months. Number of reporting tenants included 89 tenants in 2010, 99 tenants in 2011, 97 tenants in 2012 and 99 tenants in TTM 6/30/2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIRACLE MILE SHOPS

The following table presents certain information relating to the tenants (of which, certain tenants may have co-tenancy provisions) at the Miracle Mile Shops Property(1):

	Ratings (Fitch/Moody’s/S&P)(2)	Tenant GLA	% of Total GLA	Lease Expiration	Annual UW Base Rent per SF(3)	Total Sales (000s)(4)	Tenant Sales $ per SF(4)	Occupancy Cost(5)

General Retail (≥ 5,000 SF)
Gap/Gap Kids/Baby Gap	BBB-/Baa3/BBB-	20,872	4.7%	8/31/2015	$50.97	$6,262	$300	18.9%
Urban Outfitters	NR/NR/NR	12,500	2.8	4/30/2018	$81.84	NAV	NAV	NAV
Shoe Palace	NR/NR/NR	5,000	1.1	4/30/2024	$72.00	NAV	NAV	NAV
Victoria's Secret	BB+/Ba2/BB+	7,772	1.7	1/31/2021	$91.00	$12,396	$1,595	8.4%
Test America	NR/NR/NR	7,483	1.7	12/31/2014	$43.95	NAV	NAV	NAV
H & M	NR/NR/NR	7,410	1.7	1/31/2018	$60.00	$5,755	$777	9.3%
Abc Stores	NR/NR/NR	5,898	1.3	8/31/2022	$95.62	$7,264	$1,232	12.4%
Sephora	NR/NR/NR	5,861	1.3	8/31/2015	$105.00	$11,502	$1,963	7.8%
Guess	NR/NR/NR	5,755	1.3	1/31/2022	$72.00	$4,230	$735	15.6%
Bebe	NR/NR/NR	5,715	1.3	1/31/2021	$83.00	$2,888	$505	22.5%
Loft	NR/NR/NR	5,485	1.2	1/31/2016	$55.00	$2,089	$381	24.0%
Foot Locker/House Of Hoops	NR/Ba3/BB+	5,400	1.2	7/31/2021	$111.62	NAV	NAV	NAV
Subtotal		95,151	21.2%		$72.52	$52,386	$809	12.1%

Food & Beverage (≥ 5,000 SF)
Cheeseburger Las Vegas	NR/NR/NR	15,940	3.6%	10/31/2016	$59.52	$4,403	$276	25.7%
PBR Rock Bar	NR/NR/NR	13,694	3.1	7/31/2020	$158.56	$14,866	$1,086	19.6%
Cabo Wabo	NR/NR/NR	11,457	2.6	6/30/2024	$166.35	$14,201	$1,239	17.3%
Pampas Churrascaria(6)	NR/NR/NR	9,663	2.2	3/31/2016	$60.00	$7,516	$778	9.8%
Ocean One Bar & Grille	NR/NR/NR	6,698	1.5	9/30/2015	$62.71	$3,367	$503	15.6%
La Salsa Cantina	NR/NR/NR	5,902	1.3	4/30/2017	$40.00	$3,812	$646	9.1%
Lombardi's	NR/NR/NR	5,592	1.2	8/31/2015	$80.00	$3,071	$549	17.8%
Blondies Sports Bar & Grill	NR/NR/NR	5,301	1.2	5/31/2019	$70.00	$4,385	$827	10.6%
Subtotal		74,247	16.5%		$95.36	$55,621	$749	16.4%

Specialty Entertainment (≥ 5,000 SF)
V Theater	NR/NR/NR	30,883	6.9%	12/31/2018	$46.00	$12,836	$416	13.1%
Saxe Theater	NR/NR/NR	22,398	5.0	6/30/2020	$48.00	$11,234	$502	13.6%
Playing Field Race & Sports Books	NR/NR/NR	19,647	4.4	7/31/2025	$45.17	NAV	NAV	NAV
Subtotal		72,928	16.2%		$46.39	$24,070	$452	13.3%

In-line Tenants (< 5,000 and ≥ 1,000 SF)(7)		176,200	39.3		$100.15	$105,167	$813	19.8%

In-line Tenants (<1,000 SF)(7)		21,807	4.9		$206.77	$15,505	$1,373	17.0%

Total Occupied Collateral		440,333	98.1%		$89.75	$252,749	$759	16.7%

Vacant		8,502	1.9
Total Collateral(8)		448,835	100.0%

(1)	Based on rent roll as of July 3, 2013.
(2)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(3)
Annual underwritten base rent per SF includes $1,198,780 of contractual rent steps through December 31, 2014 and $848,976 of average contractual rent through the earlier of lease expiration or loan maturity for 21 tenants with TTM sales greater than or equal to $800.00 per SF subject to an underwritten occupancy cost including rent increases capped at 20.0%.

(4)
Total Sales (000s) and Sales per SF were provided by the borrower as of June 30, 2013 and include all tenants which have been in occupancy and reported sales for a minimum of 12 months.  Tenants representing approximately 75.6% of total comparable occupied SF report sales.

(5)	Occupancy Cost is based on annual underwritten base rent per SF, overage rent and underwritten expense recoveries.
(6)	Pampas Churrascaria comprises the entirety of the Harmon Corridor Second Release Parcel.
(7)	In-line tenants include annual underwritten base rent and total sales (000s) from restaurants and kiosks. Includes temporary tenants.
(8)	Total collateral SF of 448,835 excludes the freely releasable Harmon Corridor First Release Parcel (52,926 SF).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIRACLE MILE SHOPS

The following table presents certain information relating to the lease rollover schedule at the Miracle Mile Shops Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)(3)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(4)	% of Total UW Base Rent(4)	UW Base Rent $ per SF(4)	# of Expiring Tenants(5)
Temp	22,596	5.0%	5.0%	$0	0.0%	$0.00	12
2013	5,586	1.2	6.3%	507,056	1.3	90.77	4
2014	10,124	2.3	8.5%	638,588	1.6	63.08	3
2015	51,884	11.6	20.1%	4,073,138	10.3	78.50	12
2016	55,314	12.3	32.4%	4,147,410	10.5	74.98	17
2017	26,567	5.9	38.3%	2,321,111	5.9	87.37	14
2018	67,800	15.1	53.4%	4,798,805	12.1	70.78	10
2019	26,757	6.0	59.4%	3,606,830	9.1	134.80	12
2020	49,809	11.1	70.5%	5,201,841	13.2	104.44	10
2021	48,480	10.8	81.3%	5,861,575	14.8	120.91	22
2022	25,685	5.7	87.0%	2,911,819	7.4	113.37	11
2023	9,465	2.1	89.1%	1,693,460	4.3	178.92	8
2024 & Thereafter	40,266	9.0	98.1%	3,757,680	9.5	93.32	7
Vacant	8,502	1.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	448,835	100.0%		$39,519,312	100.0%	$89.75	142

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Based on rent roll as of July 3, 2013.
(3)	Excludes tenants at Harmon Corridor First Release Parcel.
(4)	Excludes expiring temporary tenant income. See “—Cash Flow Analysis”.
(5)	Excludes the expiration of signage, advertising, ATM, vending and other miscellaneous tenant leases without SF.

The following table presents certain information relating to historical leasing at the Miracle Mile Shops Property:

Historical Leased %(1)
	2009	2010	2011	2012
Owned Space	93.9%	98.9%	99.3%	99.0%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIRACLE MILE SHOPS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Miracle Mile Shops Property:

Cash Flow Analysis(1)(2)
	2010	2011	2012	TTM 6/30/2013	Underwritten	Underwritten $ per SF
Base Rent(3)	$30,920,107	$34,549,972	$36,419,540	$36,904,495	$39,519,312	$88.05
Gross Up Vacancy	0	0	0	0	1,700,400	3.79
Total Rent	$30,920,107	$34,549,972	$36,419,540	$36,904,495	$41,219,712	$91.84
Total Reimbursables	15,939,514	16,247,546	16,001,245	15,988,174	15,497,943	34.53
Percentage Rent	1,532,728	1,633,459	1,077,265	812,225	673,495	1.50
Other Income(4)	9,876,117	10,678,733	10,632,485	12,045,944	12,159,551	27.09
Less Vacancy & Credit Loss(5)	(413,783)	(85,144)	(322,623)	(91,556)	(2,374,935)	(5.29)
Effective Gross Income	$57,854,683	$63,024,566	$63,807,912	$65,659,282	$67,175,766	$149.67
Total Operating Expenses(6)	20,014,709	21,155,521	20,163,669	19,757,604	18,739,813	41.75
Net Operating Income	$37,839,974	$41,869,045	$43,644,243	$45,901,678	$48,435,953	$107.91
TI/LC	0	0	0	0	673,253	1.50
Capital Expenditures	0	0	0	0	89,767	0.20
Net Cash Flow	$37,839,974	$41,869,045	$43,644,243	$45,901,678	$47,672,934	$106.21

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Historical cash flows include income and expenses generated by the Harmon Corridor First Release Parcel.  The Harmon Corridor First Release Parcel is freely releasable and has been excluded from the appraised value and underwriting.

(3)
Base Rent includes $1,198,780 of contractual rent steps through December 31, 2014 and $848,976 of average rent through the earlier of lease expiration or loan maturity for 21 tenants with TTM sales greater than or equal to $800.00 per SF subject to an underwritten occupancy cost including rent increases capped at 20.0%.  The increase in NOI from TTM to Underwritten is primarily the result of contractual rent steps, average rent and recent leasing activity, including Shoe Palace, Meatball Spot, and Tervis, which combined account for approximately $620,480 of base rent.

(4)	Other Income includes temporary tenant income, parking, cart/kiosk income, storage rent, signage, vending and other miscellaneous income.
(5)
Underwritten based on a Vacancy & Credit Loss of 4.0% of gross revenue, in-line with the appraiser’s concluded vacancy and credit loss of 4.0%.  Historical Vacancy & Credit Loss represents bad debt.  Total Occupancy and Owned Occupancy at The Miracle Mile Shops Property is 98.1% as of 7/3/2013.

(6)
Historical Total Operating Expenses exclude in-house leasing staff costs of $390,364 in 2010, $454,038 in 2011, $468,013 in 2012 and $461,094 in TTM 6/30/2013 paid in-lieu of third party leasing commissions.

■	Appraisal. According to the appraisal, the Miracle Mile Shops Property had an “as-is” appraised value of $925,000,000 as of an effective date of July 11, 2013.

■
Environmental Matters.  According to a Phase I environmental report, dated July 18, 2013, there are no recognized environmental conditions or recommendations for further action at the Miracle Mile Shops Property.

■
Market Overview and Competition.  The Miracle Mile Shops Property is strategically located along the central portion of the Las Vegas Strip within a highly trafficked and densely populated area.  The Miracle Mile Shops Property is immediately surrounded by over 19,000 hotel rooms and has a reported average traffic count of over 65,000 cars per day along the Las Vegas Strip.  The primary economic drivers in Las Vegas have long been tourism and gaming, which feed the service industries, especially retail and dining. Between 2002 and 2012, Las Vegas averaged 2.6% annual growth in its Gross Metro Product, higher than the average annual Gross Domestic Product growth of 1.6% exhibited by the U.S. over the same time period.  Visitor volumes have surpassed the pre-recessionary high 2007 levels reaching 39.7 million visitors in 2012, which is equivalent to a 2.95% average annual growth rate since 1990, with visitor shopping also increasing to $149 per trip, the most reported since 2005.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIRACLE MILE SHOPS

The appraiser analyzed a set of five competitive retail properties along the Las Vegas Strip with occupancies ranging from 85.0% to 99.0% and an average occupancy of 93.0%.

The following table presents certain information relating to the primary competition for the Miracle Mile Shops Property:

Competitive Set(1)

	Miracle Mile Shops Property	Crystals at CityCenter	Forum Shops at Caesars	Grand Canal Shoppes	The Shoppes at The Palazzo	Fashion Show Mall
Distance from Subject	NAP	Adjacent	0.6 miles	1.0 miles	1.0 miles	1.2 miles
Property Type	Super Regional Mall	Fashion/Specialty Center	Fashion/Specialty Center	Fashion/Specialty Center	Fashion/Specialty Center	Super Regional Center

Year Built	2000	2009	1992	1999	2007	1981

Total Occupancy	98.1%	85%	99%	97%	90%	92%

Rent per SF	$80.00 - $100.00	$90.00 - $120.00	$100.00 - $125.00	$85.00 - $110.00	$80.00 - $100.00	$80.00 - $95.00

GLA	448,835	360,000	650,000	500,000	315,000	1,890,000

Anchors / Major Tenants	V Theater, Saxe Theater, Gap, Urban Outfitters	Louis Vuitton, Gucci, Prada, Tiffany’s, Cartier	Apple, Victoria’s Secret, Cartier, Cheesecake Factory	Barneys, Madame Tussaud, Tao Night Club, Sephora	Burberry, Christian Louboutin, Jimmy Choo, Table 10, SushiSamba	Neiman Marcus, Dillard’s, Macy’s, Saks, Forever 21, Bloomingdales

(1)	Source: Appraisal.

■
The Borrower. The borrower is Boulevard Invest LLC, a Delaware limited liability company.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Miracle Mile Shops Whole Loan. The non-recourse carveout guarantors are Michael Fuchs and Aby Rosen, co-founders and principals of RFR Holding LLC (“RFR”), and David Edelstein, founder and principal of TriStar Capital (“TriStar”), on a joint and several basis.  The borrower sponsors have owned the Miracle Mile Shops Property since acquiring the asset in December 2003.

■
Escrows. At origination, the borrower funded aggregate reserves of (i) $508,750 for real estate taxes, (ii) $162,000 for an upgrade of the fire/life safety system and (iii) $1,310,955 for outstanding tenant improvements, renovations and leasing commissions associated with recent leasing.  On each due date, the borrower is required to fund reserves of (i) 1/12 of the estimated annual real estate taxes, (ii) $7,481 for capital expenditures and (iii) $56,104 for tenant improvement and lease commission costs. If the Miracle Mile Shops Property is no longer covered under a blanket insurance policy acceptable to the lender, the borrower will be required to deposit with lender an amount equal to 1/12 of the estimated annual insurance premiums.

■
Lockbox and Cash Management.  The Miracle Mile Shops Loan is structured with a hard lockbox and in-place cash management which was established upon origination of the Miracle Mile Shops Whole Loan.  The borrower is required to direct all tenants to deposit rents into the lender-controlled lockbox account.  The funds in the lockbox account are swept on a daily basis into a lender-controlled cash management account to be applied to the payment of debt service and the funding of required monthly escrows.  All excess cash will be swept and reserved with lender as additional collateral for the Miracle Mile Shops Loan during any period (A) commencing on the earliest to occur of (i) an event of default beyond notice and cure under the Miracle Mile Shops Loan or an event of default beyond notice and cure under any permitted mezzanine loan or (ii) (x) during years one through five of the Miracle Mile Shops Loan term the Actual DSCR  falls below 1.30x for the trailing twelve month period or (y) during years six through ten of the Miracle Mile Shops Loan term the Actual DSCR falls below 1.15x for the trailing twelve month period (each of the foregoing, a “Miracle Mile Shops Trigger Event”) and (B) expiring upon (w), with respect to the Miracle Mile Shops Trigger Event described in clause (i) above, the cure of such event of default, (x) with respect to the Miracle Mile Shops Trigger Event described in clause (ii)(x) above, the Actual DSCR remaining greater than 1.30x for two consecutive calendar quarters (or one calendar quarter if the calculation excludes all leases expiring within the ensuing 12 month period) and (y) with respect to the Miracle Mile Shops Trigger Event described in clause (ii)(y) above, the Actual DSCR remaining greater than 1.15x for two consecutive calendar quarters (or one calendar quarter if the calculation excludes all leases expiring within the ensuing 12 month period).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MIRACLE MILE SHOPS

“Actual DSCR” means the ratio of underwritable net cash flow as determined in accordance with the loan documents to the aggregate amount of debt service due, including any outstanding mezzanine loan debt service, for the preceding twelve month period.

■	Property Management. The Miracle Mile Shops Property is managed by RFR Realty LLC and TriStar Management, LLC, affiliates of RFR and TriStar, respectively.

■
Partial Release.  The Miracle Mile Shops Loan documents permit, at any time, the borrower to obtain the release of the Harmon Corridor First Release Parcel, provided, among other things, the release is in compliance with the REMIC requirements.  The borrower has delivered notice requesting the release of the Harmon Corridor First Release Parcel.  In addition, the borrower may obtain the release, at any time, of the Harmon Corridor Second Release Parcel, provided, among other things, (i) the borrower pays lender a release price of $6.2 million together with any interest accrued and unpaid on such amount and the yield maintenance premium with respect to such release price and (ii) the release is in compliance with the REMIC requirements. Current tenants at the Harmon Corridor First Release Parcel are DB’s Pool & Pong Hall and Todai Sushi & Seafood Buffet, which have been excluded from the Underwritten Net Cash Flow.  The current tenant at the Harmon Corridor Second Release Parcel is Pampas Churrascaria, which leases 9,663 SF or 2.2% of NRA.

■
Mezzanine or Secured Subordinate Indebtedness.  Future subordinate mezzanine financing in an amount not to exceed $100,000,000 is permitted, provided, among other things, (i) the mezzanine loan together with the Miracle Mile Shops Whole Loan has a combined loan-to-value ratio of no greater than 65%; (ii) the mezzanine loan together with the Miracle Mile Shops Whole Loan has a combined debt yield of no less than 7.925%; (iii) the Actual DSCR (taking into account the mezzanine loan and the Miracle Mile Shops Whole Loan) is at least 1.20x; (iv) the mezzanine lender under the mezzanine loan is a qualified lender (meeting requirements in the loan documents) and (v) the mezzanine lender has entered into an acceptable intercreditor agreement.

■
Terrorism Insurance.  To the extent lender determines such insurance is available, borrower is required to carry terrorism insurance with respect to “all risk” or “special perils” insurance in an amount equal to the full replacement cost of the Miracle Mile Shops Property (exclusive of excavations, foundations, underground utilities and overpour), containing a deductible no larger than $25,000 and eighteen (18) months of business interruption insurance; provided that, in the event the TRIPRA or subsequent similar statute, or reauthorization or extension of either of the foregoing is no longer in effect the borrower is required to maintain terrorism insurance, but is not required to spend, with respect to terrorism insurance, more than two times the then-current premium with respect to the “all risk” or “special perils” insurance, commercial general liability insurance, business interruption insurance, and umbrella liability insurance (without giving effect to the cost of any terrorism component of such insurance); provided further that to the extent that such insurance is maintained pursuant to a blanket policy if such blanket policy covers any property (other than the Miracle Mile Shops Property) which is within 1,000 feet of the Miracle Mile Shops Property (the “Radius”), the limits of any such policy will be adequate to maintain the coverage set forth above for each property within the Radius that is covered by such blanket policy calculated on a total insured value basis, to the extent such coverage is commercially available.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MATRIX MHC PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MATRIX MHC PORTFOLIO

Grand Rapids 41 miles
Cooper Township
KALAMAZOO COUNTY
Parchment
Comstock Northwest
Westwood
Eastwood
Greater Galesburg
KALAMAZOO
Portage
Detroit 134 miles
Kalamazoo/Battle Creek International Airport

FLINT
Davison
Burton
Lapeer
LAPEER COUNTY
ST. CLAIR COUNTY
GENESEE COUNTY
OAKLAND COUNTY
MACOMB COUNTY
Holly
Fenton
Auburn Hills
Chesterfield Township
Waterford
Pontiac
Rochester Hills
Shelby
Mount Clemens
LIVINGSTON COUNTY
West Bloomfield
Troy
Sterling Heights
Clinton
Harrison
Brighton
Wixom
Farmington Hills
Royal Oak
Warren
Roseville
Novi
Southfield
St. Clair Shores
Whitmore Lake
Livonia
Oak Park
WASHTENAW COUNTY
Plymouth
Dearborn Heights
DETROIT
Dexter
Canton
Dearborn
ANN ARBOR
Westland
WINDSOR
Inkster
Ypsilanti
Allen Park
Taylor
ONTARIO
Lake St. Clair

Brookside
Gardendale
Center Point
Graysville
Trussville
Fultondale
Tarrant
Adamsville
Moody
Forestdale
BIRMINGHAM
Sylvan Springs
Irondale
Leeds
Pleasant Grove
Mountain Brook
Fairfield
Dunnavant
Concord
Homewood
Hueytown
Shoal Creek
Lipscomb
Vestavia Hills
Bessemer
Hoover
Meadowbrook
Indian Springs Village
Westover
Chelsea
Oak Mountain State Park
Helena
Pelham
Alabaster
Brantleyville
Columbiana

Matrix MHC Portfolio

1	Westbridge Manor	Macomb, MI
2	Westbrook	Macomb, MI
3	Avon on the Lake	Rochester Hills, MI
4	Oakland Glens	Novi, MI
5	Green Park South	Pelham , AL
6	Fairchild Lake	Chesterfield, MI
7	Cranberry Lake	White Lake, MI
8	Grand Blanc Crossing	Grand Blanc, MI
9	Holly Hills	Holly, MI
10	Royal Estates	Kalamazoo, MI
11	Old Orchard	Davison, MI

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MATRIX MHC PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	11		Loan Seller	JLC
Location (City/State)	Various / Various		Cut-off Date Principal Balance(1)	$69,500,000
Property Type	Manufactured Housing		Cut-off Date Principal Balance per Pad(2)	$25,247.80
Size (Pads)	5,347		Percentage of Initial Pool Balance	6.1%
Total Occupancy as of 6/30/2013	69.6%		Number of Related Mortgage Loans	None
Owned Occupancy as of 6/30/2013	69.6%		Type of Security	Fee Simple
Year Built / Latest Renovation	Various		Mortgage Rate	6.27450%
Appraised Value	$194,560,000		Original Term to Maturity (Months)	60
			Original Amortization Term (Months)	360
			Original Interest Only Period (Months)	12
Underwritten Revenues	$24,867,276
Underwritten Expenses	$9,840,909	Escrows(3)
Underwritten Net Operating Income (NOI)	$15,026,367		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$14,654,017	Taxes	$100,000	$150,500
Cut-off Date LTV Ratio(2)	69.4%	Insurance	$0	$36,100
Maturity Date LTV Ratio(2)	66.2%	Replacement Reserves	$1,794,188	$31,029
DSCR Based on Underwritten NOI / NCF(2)	1.51x / 1.47x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	11.1% / 10.9%	Other(4)	$3,455,812	$125,000

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan Amount	$135,000,000	73.7%	Purchase Price	$165,000,000	90.0%
Mezzanine Loan Amount	15,000,000	8.2	Loan Payoff (5)	8,488,742	4.6
Principal’s New Cash Contribution	14,137,835	7.7	Reserves	5,350,000	2.9
Collateral Pledge Equity Contribution(5)	9,711,258	5.3	Closing Costs	4,440,352	2.4
Unsecured Note(6)	9,430,000	5.1

Total Sources	$183,279,094	100.0%	Total Uses	$183,279,094	100.0%

(1)
The Cut-off Date Principal Balance of $69,500,000 represents the note A-1 of a $135,000,000 whole loan evidenced by two pari passu notes.  The companion loan is the note A-2 with a principal balance of $65,500,000 as of the Cut-off Date which is held outside the issuing entity.

(2)	Calculated based on the entire Matrix MHC Portfolio Whole Loan.
(3)	See “—Escrows” below.
(4)	Other reserve consists of the following: (i) a deferred maintenance reserve of $455,812 and (ii) a Home Purchase Reserve of $3,000,000.
(5)
At origination, the borrowers pledged one park (the “Green Park South Property”) that was previously owned by the borrower and not part of the acquisition located in Alabama, as collateral for the Matrix MHC Portfolio Loan.  The Green Park South Property had a total of $8,488,742 of outstanding debt (which was paid off at origination) and has an appraised value of $18,200,000 resulting in an implied equity contribution of $9,711,258.  Inclusive of the Green Park South Property implied equity contribution, the borrower’s total equity contribution is equal to $23,849,094.

(6)
At origination, certain affiliates of the borrowers obtained seller financing in the form of 427 unsecured notes in the amount of $9,430,000 in conjunction with the acquisition of the Matrix MHC Portfolio Properties.

■
The Mortgage Loan.  The mortgage loan (the “Matrix MHC Portfolio Loan”) is part of a whole loan structure (the “Matrix MHC Portfolio Whole Loan”) evidenced in the aggregate by two pari passu notes that are together secured by a portfolio of 11 manufactured housing communities located in two different states (the “Matrix MHC Portfolio Properties”). The Matrix MHC Portfolio Loan (evidenced by a note A-1), which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $69,500,000 and represents approximately 6.1% of the Initial Pool Balance, and the related pari-passu companion loan (the “Matrix MHC Portfolio Companion Loan”) (evidenced by note A-2), which is expected to be contributed to the WFRBS 2013-C17 transaction, has an outstanding principal balance as of the Cut-off Date of $65,500,000. The Matrix MHC Portfolio Whole Loan was originated by Jefferies LoanCore LLC on July 22, 2013.  The Matrix MHC Portfolio Whole Loan has an original principal balance of $135,000,000 and each related note has an interest rate of 6.27450% per annum. The borrower utilized the proceeds of the Matrix MHC Portfolio Whole Loan to acquire 10 manufactured housing communities located in Michigan and refinance existing debt on one manufactured housing community located in Alabama. The Matrix MHC Portfolio Whole Loan will be serviced under the GSMS 2013-GCJ16 pooling and servicing agreement. See “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the Matrix MHC Portfolio Loan and the Matrix MHC Portfolio Companion Loan.

The Matrix MHC Portfolio Whole Loan had an initial term of 60 months and has a remaining term of 57 months.  The Matrix MHC Portfolio Whole Loan requires payments of interest only for the initial 12 months and then payments of principal and interest based on a 30-year amortization schedule.  The scheduled maturity date is the due date in August 2018.  Voluntary prepayment of the Matrix MHC Portfolio Whole Loan is prohibited prior to June 6, 2018.  Defeasance of the entire Matrix MHC Portfolio Whole Loan with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MATRIX MHC PORTFOLIO

America is permitted at any time on or after the second anniversary of later of the GSMS 2013-GCJ16 securitization Closing Date or the WFRBS 2013-C17 securitization Closing Date (the “Matrix MHC Portfolio Whole Loan Defeasance Date”).  All collections of interest on and principal of the Matrix MHC Portfolio Whole Loan, including after any defeasance thereof, are to be allocated between the Matrix MHC Portfolio Loan and the Matrix MHC Portfolio Companion Loan on a pro rata basis.

■
The Mortgaged Properties.  The Matrix MHC Portfolio Properties consist of 11 manufactured housing communities totaling 5,347 pads, of which 10 manufactured housing communities are located in Michigan (4,932 pads) and one manufactured housing community is located in Alabama (415 pads).  The Matrix MHC Portfolio Properties are comprised of seven all-age and four age-restricted manufactured housing communities and features approximately 60% double-wide and 40% single-wide sites.  In addition, there are 840 park-owned homes (15.7% of total pad count) for which tenants pay a combined monthly rent for use of the pad and the home.  The weighted average occupancy of the park-owned homes is approximately 96.4%.

The following table presents certain information relating to Matrix MHC Portfolio Properties:

Property Name(1)	City	State	Year Built(2)	Acquisition / Refinance(3)	# of Pads	Occupancy(4)	Allocated Cut- off Date Whole Loan Amount(5)	% Allocated Cut-off Date Whole Loan Amount	Underwritten NCF(6)	Underwritten NCF $ per Pad	Appraised Value
Westbridge Manor	Macomb	MI	1973	Acquisition	1,426	58.7%	$25,110,000	18.6%	$3,187,237	$2,235	$39,860,000
Westbrook	Macomb	MI	1996	Acquisition	388	94.3%	21,375,000	15.8	2,339,446	$6,030	28,040,000
Avon on the Lake	Rochester Hills	MI	1969	Acquisition	617	74.2%	16,920,000	12.5	1,778,126	$2,882	24,000,000
Oakland Glens	Novi	MI	1971	Acquisition	725	58.2%	14,850,000	11.0	1,749,828	$2,414	21,780,000
Green Park South	Pelham	AL	1965	Refinance	415	99.0%	13,950,000	10.3	1,325,820	$3,195	18,200,000
Fairchild Lake	Chesterfield	MI	1969	Acquisition	345	75.1%	10,980,000	8.1	1,127,816	$3,269	15,230,000
Cranberry Lake	White Lake	MI	1966	Acquisition	328	82.9%	10,890,000	8.1	1,029,428	$3,139	15,530,000
Grand Blanc Crossing	Grand Blanc	MI	1989	Acquisition	478	53.6%	7,560,000	5.6	851,196	$1,781	11,070,000
Holly Hills	Holly	MI	1998	Acquisition	242	63.6%	4,635,000	3.4	441,932	$1,826	7,700,000
Royal Estates	Kalamazoo	MI	1969	Acquisition	183	81.4%	4,410,000	3.3	388,605	$2,124	7,150,000
Old Orchard	Davison	MI	1974	Acquisition	200	70.0%	4,320,000	3.2	434,582	$2,173	6,000,000
Total Portfolio					5,347	69.6%	$135,000,000	100.0%	$14,654,017	$2,741	$194,560,000

(1)	Avon on the Lake, Cranberry Lake, Royal Estates and Old Orchard are age-restricted manufactured housing communities. All other properties are all-age manufactured housing communities.
(2)
The Westbridge Manor property was built in 1973, 1978, 1987 and 1991.  The Fairchild Lake property was built in 1969 and 1984.  The Oakland Glens property was renovated in 2012.  The Green Park South property was renovated in 1999 and 2012.

(3)
At origination, the borrower pledged the Green Park South Property as additional collateral for the Matrix MHC Portfolio Loan.  The Green Park South Property had a total of $8,488,742 of outstanding debt.

(4)	Occupancy as of 6/30/2013.
(5)	The Allocated Cut-off Date Whole Loan Amounts are based on the Matrix MHC Portfolio Whole Loan (evidenced by two pari passu notes) principal balance of $135,000,000.
(6)	Underwritten NCF includes rents from park-owned homes for all properties except the Green Park South Property.

The following table presents certain information relating to historical leasing at the Matrix MHC Portfolio Properties:

Historical Leased %
	2011(1)	2012(2)	As of 6/30/2013
Occupancy	67.8%	68.4%	69.6%

(1)	As provided by borrower and reflects average occupancy from July through December except for the Green Park South Property which reflects occupancy as of December for the specified year.
(2)	As provided by borrower and reflects average occupancy for the specified year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MATRIX MHC PORTFOLIO

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Matrix MHC Portfolio Properties:

Cash Flow Analysis(1)

	2011	2012	YTD 6/30/2013 Annualized	TTM 6/30/2013	Underwritten	Underwritten $ per Pad
Gross Potential Rent(2)	$31,958,600	$32,719,115	$33,809,173	$33,443,872	$33,600,539	$6,284
Vacancy Loss	(10,028,951)	(9,859,328)	(9,590,254)	(9,637,243)	(9,361,464)	(1,751)
Concessions	(528,345)	(801,457)	(837,428)	(851,808)	(853,436)	(160)
Collection Loss	(165,132)	(409,333)	(321,542)	(455,726)	(455,985)	(85)
Total Rent Revenue	$21,236,172	$21,648,997	$23,059,949	$22,499,095	$22,929,654	$4,288
Other Income(3)	1,481,352	1,861,986	1,930,808	1,937,622	1,937,622	362
Effective Gross Income	$22,717,524	$23,510,983	$24,990,758	$24,436,717	$24,867,276	$4,651

Total Operating Expenses	$8,628,149	$8,784,967	$8,535,734	$8,930,961	$9,840,909	$1,840

Net Operating Income	$14,089,375	$14,726,016	$16,455,024	$15,505,756	$15,026,367	$2,810
Replacement Reserves	0	0	0	0	372,350	70
Net Cash Flow	$14,089,375	$14,726,016	$16,455,024	$15,505,756	$14,654,017	$2,741

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten gross potential rent is based on annualized in-place pad rents as of the 6/30/2013 rent rolls with vacant units grossed up at market rents and trailing twelve month park-owned home rental income.

(3)	Other income includes employee lodging income, laundry income, application fee income, pet fee income, television income, utility reimbursement income, and other miscellaneous income.

■	Appraisal. According to the appraisals, the Matrix MHC Portfolio Properties had an aggregate “as-is” appraised value of $194,560,000 as of effective dates ranging from June 27, 2013 to July 5, 2013.

■
Environmental Matters.  According to environmental reports dated from July 2, 2013 to July 8, 2013, there were no recommendations for further action other than, with respect to certain of the Matrix MHC Portfolio Properties, a recommendation for an asbestos operations and maintenance (O&M) plan.

■
The Borrowers.  The borrowers are 22, single-purpose, single-asset entities comprised of the following: (i) 20 of the borrowers are parties to ten-entity tenant-in-common structures each comprised of two borrower tenants-in-common which own each of the 10 Michigan properties, (ii) one borrower owns the Alabama property and (iii) one borrower owns certain of the manufactured homes located at the Michigan properties.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Matrix MHC Portfolio Loan.  Glen Nelson is the guarantor of the non-recourse carve outs under the Matrix MHC Portfolio Loan.

■
Escrows.  At origination, the borrowers funded an escrow reserve in the amount of $100,000 in respect of taxes and (ii) an escrow reserve in the amount of $1,794,188 in respect of replacement reserves and (ii) an escrow reserve in the amount of $455,812 in respect of deferred maintenance.  On each due date, the borrowers are required to fund (i) a taxes and insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, (ii) a replacement/capital expense reserve in the monthly amount of $31,029 and (iii) an escrow reserve in the initial amount of $3,000,000 in respect of home purchases (the “Home Purchase Reserve”).  Additionally, borrowers are required to fund $125,000 on each due date during the initial 12 months of the Matrix MHC Portfolio Loan term into the Home Purchase Reserve (equaling a total amount of monthly deposits of $1,500,000).  Further and in addition to any deposits noted above, 100% of any net sales proceeds from the sale and release of Manufactured Home Collateral (described below) is required to be deposited into the Home Purchase Reserve.  The Home Purchase Reserve will be used for the purchase of new or used homes to be made available for sale or rent with the pads within the Matrix MHC Portfolio Properties.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MATRIX MHC PORTFOLIO

■
Lockbox and Cash Management.  The Matrix MHC Portfolio Loan requires a soft lockbox, which is already in place, and springing cash management. All rents and other revenue collected by the borrowers or property manager are required to be deposited into the lockbox account within one business day of receipt.  Unless a cash management period is continuing, all amounts in the lockbox account are swept on a daily basis to a borrower-controlled operating account.  The Matrix MHC Portfolio Loan provides for a cash management period in the event that either (i) the debt yield, as calculated in accordance with the loan documents, is less than 8.9% or (ii) there is an event of default. During a cash management period, all funds in the lockbox are swept on a daily basis into the lender-controlled cash management account and any excess funds in the cash management account, after the payment of debt service, the funding of required reserves and lender-approved operating expenses, are required to be retained by lender and held as additional collateral for the Matrix MHC Portfolio Loan. A cash management period terminates once (i) the debt yield is at least 8.9% for two consecutive calendar quarters or (ii) the event of default has been cured.

■
Property Management.  The Matrix MHC Portfolio Properties are currently managed by Cobblestone Property Management LLC, a third-party manager, pursuant to a management agreement.  Under the loan documents, the Matrix MHC Portfolio Properties must remain (i) managed by Cobblestone Property Management LLC or (ii) managed by a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may require the borrowers to replace the property manager if (i) there is a material default by the property manager under the management agreement after the expiration of any applicable cure period, (ii) the filing of a bankruptcy petition or a similar event with respect to the property manager, (iii) if an event of default under the Matrix MHC Portfolio Loan has occurred and is continuing or (iv) upon gross negligence, malfeasance or willful misconduct of the property manager.

■
Mezzanine or Secured Subordinate Indebtedness.  Concurrently with the funding of the Matrix MHC Portfolio Loan, Jefferies LoanCore LLC funded a mezzanine loan in the amount of $15,000,000 to 22 mezzanine borrowers, each of which is the sole member and owner of 100% of the equity interests in the corresponding borrower (As noted above, each of the Michigan properties is owned through a two-entity tenant-in-common structure; accordingly, this accounts for 20 of the mezzanine borrowers, who are the sole members of such tenants-in-common.  The two remaining mezzanine borrowers are the sole members of the entities that own the Alabama property and certain of the homes located at the Michigan properties, respectively).  The mezzanine loan is secured by a pledge of each mezzanine borrower’s 100% equity interest in the corresponding borrower.  As of the Cut-off Date, the mezzanine loan had an interest rate of 12.59950% per annum. The mezzanine loan is coterminus with the Matrix MHC Portfolio Loan.  The current holder of the mezzanine loan is Terra Secured Income Fund 4, LLC.

■
Release of Collateral.  Provided no event of default is then continuing under the Matrix MHC Portfolio Whole Loan, at any time after the Matrix MHC Portfolio Whole Loan Defeasance Date, the borrowers may obtain the release of one or more of the Matrix MHC Portfolio Properties from the liens of the loan documents, subject to the satisfaction of certain conditions set forth in the loan documents, including among others: (i) delivery of defeasance collateral sufficient to defease an amount equal to (a) 115% of the allocated loan amount for the Matrix MHC Portfolio Property in question plus (b) 90% of the amount, if any, by which the net sales proceeds with respect to such Matrix MHC Portfolio Property exceed the sum of (x) 115% of the allocated loan amount for such Matrix MHC Portfolio Property plus (y) 115% of the allocated loan amount for the pledged collateral relating to such Property under the mezzanine loan agreement and (ii) after giving effect to the release, the debt yield (as calculated under the loan documents) for the remaining Matrix MHC Portfolio Properties is no less than the greater of (a) 9.5% and (b) the debt yield immediately prior to the release. In addition, subject to satisfaction of certain conditions set forth in the loan documents, borrowers have the right to obtain the release of the individual homes that make up the Manufactured Home Collateral (described below), provided: (i) such sale is to a third party not affiliated with any borrower or guarantor, (ii) borrowers pay to the lender 100% of the net sales proceeds of such sale for deposit into the Home Purchase Reserve described above.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MATRIX MHC PORTFOLIO

■
Manufactured Home Collateral.  Certain of the individual manufactured homes of the Matrix MHC Portfolio Properties located in Michigan are owned by a borrower (rather than a third party individual homeowner). Accordingly, borrowers have pledged its interest in such homes as collateral for the Matrix MHC Portfolio Loan (including any homes subsequently acquired by borrowers after the origination date).  At origination, there were approximately 840 Manufactured Home Collateral units.

■
Terrorism Insurance.  The borrowers are required to obtain and maintain coverage in its property insurance policy (or by a separate policy) against loss or damage by terrorist acts, both foreign and domestic, in an amount equal to 100% of the full replacement cost of the properties comprising the Matrix MHC Portfolio Properties, plus eighteen (18) months of rental loss and/or business interruption coverage; provided that such coverage is available.  In the event that such coverage with respect to terrorist acts is not included as part of the “all risk” property policy, the borrower shall nevertheless be required to obtain coverage for terrorism (as standalone coverage) in an amount equal to 100% of the full replacement cost of the properties comprising the Matrix MHC Portfolio Properties, plus 18 months of business interruption coverage; provided that such coverage is available.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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THE GATES AT MANHASSET

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE GATES AT MANHASSET

CARTIFACT
Long Island Sound
The Gates at Manhasset
1950 Northern Boulevard
Manhasset, New York 11030
Manhasset
Sands Point
Port Washington North
Manorhaven
Soundview Marketplace
Baxter Estates
Main St
Port Washington Blvd
Nassau Knolls Cem
Manhasset Bay
Kings Point
Plandome Manor
Plandome
Plandome Heights
Flower Hill
Munsey Park
Great Neck
Saddle Rock
Kensington
Thomaston
Great Neck Estates
Great Neck Plaza
Russell Gardens
Little Neck
Port Washington Line
Northern Blvd
Shelter Rock Rd
North Hills
North Shore University Hospital
Lake Success
Northern Pky
Marcus Ave
Long Island Jewish Med Ctr
New Hyde Park
Douglastown-Little Neck
Cross Island Pky
Sea Cliff
Glenwood Landing
Roslyn Harbor
Greenvale
Old Brookville
Roslyn
Roslyn Estates
East Hills
Roslyn Heights
Old Westbury
Long Island
Albertson
Williston Park
East Williston
Oyster Bay Line
Westbury
Carle Place
Mineola
Meadowbrook Pky
Roosevelt Field
Mall at the Source
Port Jefferson Line
Jericho Tpke
Hillside Ave
New Hyde Park
Floral Park
Bellerose
Garden City
Hempstead Line
Stewart Ave
Stewart Manor
Adelphi University
Nassau Community College
Hofstra University
Hempstead
South Floral Park
Belmont Park Race Track
Queens Village
Jamaica Ave
New York
Manhattan
Bronx
Queens
Brooklyn
Manhasset
Hempstead

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE GATES AT MANHASSET

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		RMF
Location (City/State)	Manhasset, New York	Cut-off Date Principal Balance		$60,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$563.69
Size (SF)	106,442	Percentage of Initial Pool Balance		5.3%
Total Occupancy as of 8/31/2013(1)	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/31/2013(1)	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1955 / 2013	Mortgage Rate		4.40500%
Appraised Value	$138,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$9,795,902
Underwritten Expenses	$2,206,596	Escrows(4)
Underwritten Net Operating Income (NOI)(2)	$7,589,305		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$7,408,354	Taxes	$266,050	$126,691
Cut-off Date LTV Ratio	43.5%	Insurance	$0	$0
Maturity Date LTV Ratio(3)	34.0%	Replacement Reserves	$0	$1,774
DSCR Based on Underwritten NOI / NCF(2)	2.10x / 2.05x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	12.6% / 12.3%	Other(5)	$6,000,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$60,000,000	100.0%	Principal Equity Distribution	$31,183,736	52.0%
			Loan Payoff	21,732,655	36.2
			Reserves	6,266,050	10.4
			Closing Costs	817,559	1.4
Total Sources	$60,000,000	100.0%	Total Uses	$60,000,000	100.0%

(1)
Total Occupancy and Owned Occupancy include 8,044 SF expected to be leased by Banana Republic and two tenants totaling 6.1% of the NRA who recently executed leases and are expected to commence rent payments in December 2013. Excluding the expected Banana Republic leased premises, Total Occupancy and Owned Occupancy is 92.4%.

(2)
Excluding income from the expected Banana Republic lease, the Underwritten NOI is estimated to be $6,526,232, resulting in a NOI DSCR of 2.01x and NOI debt yield of 12.1% based on the net loan amount of $54,000,000.

(3)	The Maturity Date LTV Ratio is calculated utilizing the “as-stabilized” appraised value of $142,000,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 35.0%.
(4)	See “—Escrows” below.
(5)	Other reserve represents a Banana Republic lease holdback fund of $6,000,000.

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The Mortgage Loan. The mortgage loan (the “Gates at Manhasset Loan”) is evidenced by a note in the original principal amount of $60,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a 106,442 SF retail shopping center located in Manhasset, New York (the “Gates at Manhasset Property”). The Gates at Manhasset Loan was originated by Rialto Mortgage Finance, LLC on October, 11, 2013. The Gates at Manhasset Loan has an outstanding principal balance as of the Cut-off Date of $60,000,000 which represents approximately 5.3% of the Initial Pool Balance, and accrues interest at an interest rate of 4.40500% per annum. The proceeds of the Gates at Manhasset Loan were primarily used to distribute equity to the principal and refinance the Gates at Manhasset Property.

The Gates at Manhasset Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date and requires 120 payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date of the Gates at Manhasset Loan is the due date in November 2023. Voluntary prepayment of the Gates at Manhasset Loan is permitted on or after the due date in August 2023. Defeasance of the Gates at Manhasset Loan with direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

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The Mortgaged Property. The Gates at Manhasset Property is comprised of a 106,442 SF Class A, open air pedestrian retail property located in Manhasset, New York, approximately 20 miles east of the Manhattan Central Business District. The Gates at Manhasset Property is located in an area with an average household income within a three-mile radius of $188,466, which is 99.8% higher than the New York Metropolitan Statistical Area average household income of $94,345. The Gates at Manhasset Property was originally built in 1955, renovated and rebuilt in 1992, and remerchandised and redeveloped in 2013. Tenants at the Gates at Manhasset Property include anchor Crate & Barrel, and inline tenants Gap, Urban Outfitters, Abercrombie & Fitch, Sephora, Athleta,

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE GATES AT MANHASSET

White House / Black Market, Lululemon Athletica, and Vineyard Vines. As of August 31, 2013, Total Occupancy and Owned Occupancy were both 100.0% at the Gates at Manhasset Property, including two tenants totaling 6.1% of the NRA who recently executed leases and are expected to commence rent payments in December 2013. Bebe, formerly occupying 8,044 SF, has vacated its premises in October 2013 after the borrower terminated its lease. The borrower is negotiating a new lease for Banana Republic to occupy this space for a term of approximately ten years, which lease has been taken into account in calculating the underwritten base rent and in the presentation of information in the tables set forth below.  We cannot assure you that Banana Republic will execute a lease and occupy the space on those terms or at all.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions or other lease termination rights) at the Gates at Manhasset Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost	Renewal / Extension Options
Crate & Barrel	NR/NR/NR	39,564	37.2%	$1,339,000	17.0%	$33.84	1/31/2017	$356	13.7%	2, 5 year options
Gap	BBB-/Baa3/BBB-	15,936	15.0	922,057	11.7	57.86	1/31/2022	$356	21.7%	1, 5 year option
Banana Republic(4)	BBB-/Baa3/BBB-	8,044	7.6	880,335	11.1	109.44	1/31/2024	NA	NA	1, 5 year option
Abercrombie & Fitch	NR/NR/NR	6,313	5.9	781,613	9.9	123.81	12/31/2019	$488	28.7%	NA
Sephora	NR/NR/NR	5,130	4.8	656,640	8.3	128.00	1/31/2021	$1,489	9.6%	NA
Urban Outfitters	NR/NR/NR	10,859	10.2	645,350	8.2	59.43	1/31/2022	$306	24.5%	1, 5 year option
Lululemon Athletica	NR/NR/NR	3,652	3.4	542,432	6.9	148.53	1/31/2018	$1,614	10.1%	NA
Athleta	BBB-/Baa3/BBB-	4,042	3.8	505,250	6.4	125.00	1/31/2023	$551	26.0%	1, 5 year option
White House / Black Market	NR/NR/NR	3,914	3.7	493,477	6.2	126.08	1/31/2022	$346	41.4%	1, 5 year option
C Wonder(5)	NR/NR/NR	3,299	3.1	428,870	5.4	130.00	1/31/2024	NA	NA	NA
Ten Largest Owned Tenants		100,753	94.7%	$7,195,024	91.1%	$71.41
Remaining Owned Tenants		5,689	5.3	704,602	8.9	123.85
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		106,442	100.0%	$7,899,626	100.0%	$74.22

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include non-owned tenants.
(3)	Tenant Sales are based on TTM 1/31/2013 or later.
(4)
Banana Republic is not currently in occupancy. The borrower is negotiating a new lease with Banana Republic and, assuming a lease is agreed to and executed, Banana Republic is expected to take occupancy in March 2014. All disclosed lease terms are based on the lease terms in negotiation. At origination $6,000,000 was deposited into a Banana Republic lease holdback reserve account.

(5)	Tenant is not yet in occupancy but has executed a lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE GATES AT MANHASSET

The following table presents certain information relating to the lease rollover schedule at the Gates at Manhasset Property based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	39,564	37.2	37.2%	1,339,000	17.0	33.84	1
2018	3,652	3.4	40.6%	542,432	6.9	148.53	1
2019	6,313	5.9	46.5%	781,613	9.9	123.81	1
2020	0	0.0	46.5%	0	0.0	0.00	0
2021	5,130	4.8	51.4%	656,640	8.3	128.00	1
2022	30,709	28.9	80.2%	2,060,884	26.1	67.11	3
2023	4,042	3.8	84.0%	505,250	6.4	125.00	1
2024 & Thereafter	17,032	16.0	100.0%	2,013,807	25.5	118.24	4
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	106,442	100.0%		$7,899,626	100.0%	$74.22	12

(1)
Calculated based on approximate square footage occupied by each Owned Tenant. Table includes C Wonder and Madewell, who are not currently in occupancy but have executed leases. The borrower is negotiating a new lease with Banana Republic, which is also included in the Lease Expiration Schedule, to occupy 8,044 SF for a term of approximately ten years.

The following table presents certain information relating to historical leasing at the Gates at Manhasset Property:

Historical Leased %(1)

	2010	2011	2012	As of 8/31/2013
Owned Space	92.6%	70.8%	92.6%	100.0%

(1)	As provided by the borrower; includes space that may be occupied by Banana Republic pursuant to lease that is under negotiation.

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Gates at Manhasset Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 6/30/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$5,254,277	$4,532,193	$6,024,464	$6,074,216	$7,899,626	$74.22
Straight Line Rent(3)	0	0	0	0	276,032	2.59
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$5,254,277	$4,532,193	$6,024,464	$6,074,216	$8,175,658	$76.81
Total Reimbursables	1,700,406	1,095,873	1,687,062	1,658,149	1,865,041	17.52
Other Income	292	1,372	14,088	15,790	56,424	0.53
Less Vacancy & Credit Loss	0	0	0	0	(301,221)	(2.83)
Effective Gross Income	$6,954,975	$5,629,438	$7,725,614	$7,748,155	$9,795,902	$92.03

Total Operating Expenses	$2,108,682	$2,269,548	$2,383,745	$2,467,813	$2,206,596	$20.73

Net Operating Income	$4,846,293	$3,359,890	$5,341,869	$5,280,342	$7,589,305	$71.30
TI/LC	0	0	0	0	159,663	1.50
Capital Expenditures	0	0	0	0	21,288	0.20
Net Cash Flow	$4,846,293	$3,359,890	$5,341,869	$5,280,342	$7,408,354	$69.60

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on contractual rents as of 8/31/2013 and rent steps through 12/31/2014, and includes anticipated cash flow from prospective lease being negotiated with Banana Republic.
(3)	Straight Line Rent underwritten is based on rents taken for tenants with investment grade credit ratings from S&P or Moody’s.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE GATES AT MANHASSET

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Appraisal. According to the appraisal, the Gates at Manhasset Property had an “as-is” appraised value of $138,000,000 as of an effective date of September 13, 2013 and is expected to have an “as stabilized” appraised value of $142,000,000 as of an effective date of July 13, 2014.

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Environmental Matters. According to a Phase I environmental report dated September 25, 2013, there are no recommendations for further action at the Gates at Manhasset Property other than a recommendation for an asbestos operations and maintenance (O&M) plan, which is already in place.

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Market Overview and Competition. The Gates at Manhasset Property is a Class A, open air pedestrian retail property located in Manhasset, New York, approximately 20 miles east of the Manhattan CBD. The Gates at Manhasset Property is located on Northern Boulevard between Searingtown Road and Community Drive, a shopping district made up of a two-mile open-air retail strip known as the Miracle Mile (“Miracle Mile”), which features daily traffic counts of 28,754 and is within 1.5 miles of an interchange with the Long Island Expressway, a major east/west highway on Long Island that provides access to New York City and points further east. Department stores along the Miracle Mile include Lord and Taylor and Macy’s.

The Gates at Manhasset Property shares a parking lot and ingress/egress with the Americana Manhasset, a luxury retail center featuring Burberry, Brooks Brothers, Cartier, Chanel, David Yurman, Dior, Gucci, Louis Vuitton, Oscar De La Renta, Tiffany & Co and Tory Burch. The estimated 2013 population within a 1-, 3- and 5-mile radius is 12,071, 102,597, and 306,784, respectively. The estimated 2013 average household income within a 1-, 3- and 5-mile radius is $258,810, $188,038, and $145,964, respectively.

The following table presents certain information relating to the primary competition for the Gates at Manhasset Property:

Competitive Set(1)
	The Gates at Manhasset	1900 Northern Boulevard	The Gallery at Westbury- Inline	Americana at Manhasset
Distance from Subject	NAP	0.1 mile	7.2 miles	0.1 mile
Property Type	Retail	Retail	Retail	Retail
Year Built	1955	1947	2012	1957
Total GLA	106,442	45,372	312,798	248,000
Total Occupancy	100%(2)	52%(3)	79%	98%
Tenants	C Wonder, Madewell	Charles Schwab	Red Mango, Verizon Wireless-Pad Site	Beauty Bar, Alice & Olivia, J Crew (54% Below Grade)

(1)	Source: Appraisal.
(2)
Source: Rent Roll dated August 31, 2013, includes two tenants with signed leases expected to take occupancy in December 2013 and assumed occupancy by Banana Republic of the space for which a lease is being negotiated.

(3)
1900 Northern Boulevard was recently repositioned to attract higher end tenants. Per the appraisal, Apple Store is in occupancy, two tenants are currently building out their space and two additional leases are out for signature, which would bring occupancy to 100%.

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The Borrower. The borrower is KMO-361 (Manhasset) LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Gates at Manhasset Loan. The non-recourse carve-out guarantor is Morton L. Olshan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE GATES AT MANHASSET

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Escrows. On the origination date, the borrower funded aggregate reserves of $6,266,050 with respect to the Gates at Manhasset Loan, comprised of (i) $266,050 for real estate taxes, and (ii) $6,000,000 for a holdback reserve related to Banana Republic, (the “Banana Republic Lease Holdback”).

Funds in the Banana Republic Lease Holdback account will be disbursed to the borrower prior to January 10, 2014 provided the borrower has entered into a lease agreement with Banana Republic for a term of ten years, an annual base rent of $880,335, and the borrower is otherwise in compliance with its agreements and covenants contained with the Gates at Manhasset loan documents. From and after January 10, 2014, funds in the Banana Republic Lease Holdback account will be released to the borrower in an amount equal to the quotient of the increased base rent above $7,019,290.14 that is then being paid by tenants in occupancy having unexpired lease terms of at least one year divided by $880,335, provided (i) no event of default has occurred and is continuing, (ii) the borrower has entered into one or more replacement lease(s) with replacement tenant(s) for all or a portion of the Bebe store space, and (iii) such replacement tenant(s) are in occupancy of, and are conducting normal business operations at, the premises demised under such replacement lease(s) and are paying full, unabated rent.

On each due date, the borrower is required to fund the following reserves with respect to the Gates at Manhasset Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period; (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period in the absence of an acceptable blanket policy; (iii) a replacement reserve in an amount equal to $1,774; and (iv) during a Gates at Manhasset Cash Management Event, or a Gates at Manhasset Cash Sweep Event, a TI/LC reserve in the amount up to $17,740, subject to a cap of $600,000.

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Lockbox and Cash Management. The loan documents require all revenue from the Gates at Manhasset Property to be collected by the borrower or manager and deposited into a clearing account. The Gates at Manhasset Loan requires an in-place cash management, which will be established upon written notification from the lender to the borrower that a Gates at Manhasset Cash Management Event has occurred. During a Gates at Manhasset Cash Management Event, funds in the clearing account will be transferred to a cash management account and applied by the lender to payments of debt service, required reserves, and any other amounts then due under the loan documents with the remaining cash flow, in the absence of a Gates at Manhasset Cash Sweep Event, to be disbursed to the borrower. During the continuance of a Gates at Manhasset Cash Sweep Event, all excess cash after payment of debt service, required reserves, and any other amounts then due under the loan documents will be reserved as additional collateral for the loan.

A “Gates at Manhasset Cash Sweep Event” means the (i) occurrence of an event of default or any bankruptcy action of borrower, guarantor, or manager, or (ii) the debt service coverage ratio becoming less than 1.10x based on the trailing 12-month period. “Gates at Manhasset Cash Management Event” means (i) the occurrence of an event of default or any bankruptcy action of borrower, guarantor, or manager, or (ii) the debt service coverage ratio is less than 1.20x based on the trailing 12-month period.

■
Property Management. The Gates at Manhasset Property is currently managed by Mall Properties, Inc. pursuant to a management agreement.  Under the loan documents, the Gates at Manhasset Property may not be managed by any other party, other (i) a management company affiliated with Morton L. Olshan or his spouse, children and grandchildren or trusts for any of their benefit, either individually or collectively) or (ii) a management company reasonably approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender has the right to require the borrower to replace the property manager with a reputable and experienced manager which is not an affiliate of, but is chosen by, the borrower upon the occurrence of any one or more of the following events:  (a) at any time following the occurrence and during the continuation of a default beyond applicable notice and cure periods with respect to the loan, (b) if the manager is in default under its management agreement beyond any applicable notice and cure period, (c) if manager becomes a debtor in a bankruptcy or similar insolvency action, and/or (d) if at any time the manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE GATES AT MANHASSET

■
Mezzanine or Subordinate Indebtedness. The borrower is permitted to incur future affiliate subordinate debt consisting of one or more loans made by direct or indirect members of the borrower that have an aggregate principal amount of no more than $1.5 million and subject to a valid and binding standstill and subordination agreement executed by the borrower and each such holder of such loan(s).

■
Terrorism Insurance. Generally speaking, the borrower is required to obtain insurance against perils and acts of terrorism, except that if the TRIPRA, is no longer in effect, the borrower will only be required to obtain such insurance against acts of terrorism to the extent obtainable for an annual premium not to exceed an amount equal to 200% of the annual insurance premiums payable by the borrower as of the date of the origination of the Gates at Manhasset Mortgage Loan, as reasonably determined by the lender and as adjusted on each anniversary of origination of the loan to equal the product of (i) the premium cap for the prior 12 months and (ii) a ratio (of not less than zero), as reasonably determined by the lender, (y) the numerator of which is the then most recent Producer Price Index (published by the US Department of Labor)  and (z) the denominator of which is the Producer Price Index in effect one year prior to the most recent Producer Price Index. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PERKINS RETAIL PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PERKINS RETAIL PORTFOLIO

NORTH DAKOTA
M.T.
SOUTH DAKOTA
MINNESOTA
Aberdeen
Watertown
Lead
Rapid City
Pierre
Huron
Brookings
Madison
Mitchell
Sioux Falls
W.Y.
Chadron
Sioux City
IOWA
Alliance
Norfolk
Scottsbluff
NEBRASKA
Fremont
Omaha
Sidney
North Platte
Columbus
York
Lincoln
Lexington
Kearney
COLORADO
KANSAS
CARTIFACT

PERKINS RETAIL PORTFOLIO

	Property Name	Address	City	State	Zip Code
1	Edgewood Shopping Center	5460 South 56th Street	Lincoln	Nebraska	68516
2	Baken Park Center	2001 West Main Street	Rapid City	South Dakota	57702
3	Stockyards Plaza	3405 L Street	Omaha	Nebraska	68107
4	Market Square Shopping Center	1900 Center Drive	Norfolk	Nebraska	68701
5	The Meadows Shopping Center	2840 South 70th Street	Lincoln	Nebraska	68506
6	Cornhusker Plaza	2601 Cornhusker Drive	South Sioux City	Nebraska	68776
7	Eastgate Plaza	2700 East 23rd Street	Fremont	Nebraska	68025
8	Miracle Hills Park	606 North 114th Street	Omaha	Nebraska	68154
9	Herberger's at Hilltop Mall	4915 2nd Avenue	Kearney	Nebraska	68847
10	Bishop Heights Shopping Center	4200 South 27th Street	Lincoln	Nebraska	68502

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PERKINS RETAIL PORTFOLIO

Mortgaged Properties Information		Mortgage Loan Information
Number of Mortgaged Properties	10	Loan Seller	JLC
Location (City/State)	Various	Cut-off Date Principal Balance		$47,500,000
Properties Type	Retail	Cut-off Date Principal Balance per SF		$42.78
Size (SF)	1,110,263	Percentage of Initial Pool Balance		4.2%
Total Occupancy as of 10/15/2013	81.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/15/2013	81.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		5.64000%
Appraised Value	$69,650,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
Underwritten Revenues	$8,514,523
Underwritten Expenses	$3,077,423	Escrows(1)
Underwritten Net Operating Income (NOI)	$5,437,100		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,684,046	Taxes	$324,000	$96,800
Cut-off Date LTV Ratio	68.2%	Insurance	$88,000	$12,492
Maturity Date LTV Ratio	61.2%	Replacement Reserves(2)	$836,052	$26,266
DSCR Based on Underwritten NOI / NCF	1.65x / 1.43x	TI/LC	$2,500,000	$45,000
Debt Yield Based on Underwritten NOI / NCF	11.4% / 9.9%	Other(3)	$704,160	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$47,500,000	84.2%	Loan Payoff	$50,291,730	89.1%
Other Sources(4)(5)	5,721,688	10.1	Reserves	4,452,212	7.9
Principal’s New Cash Contribution	3,205,101	5.7	Closing Costs	1,682,848	3.0

Total Sources	$56,426,789	100.0%	Total Uses	$56,426,789	100.0%

(1)	See “—Escrows” below.
(2)	The ongoing replacement reserve of $26,266 is subject to a cap of $685,000; however, this cap does not apply to the initial replacement reserve deposit of $836,052.
(3)	Other reserve represents a deferred maintenance reserve of $704,160.
(4)	See “—Monument Mall Loan” below.
(5)	At origination, unused reserves equal to $2,721,688 were carried over which were associated with the existing loan that was refinanced by the Perkins Retail Portfolio Loan.

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The Mortgage Loan. The mortgage loan (the “Perkins Retail Portfolio Loan”) is evidenced by a note in the original principal amount of $47,500,000 and is secured by ten first mortgages encumbering nine retail properties in Nebraska and one retail property in South Dakota (collectively, the “Perkins Retail Portfolio Properties”).  The Perkins Retail Portfolio Loan was originated on October 22, 2013 and represents approximately 4.2% of the Initial Pool Balance.  The note evidencing the Perkins Retail Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $47,500,000 and an interest rate of 5.64000% per annum. The proceeds of the Perkins Retail Portfolio Loan were used to pay off existing debt secured by the Perkins Retail Portfolio Properties.

The Perkins Retail Portfolio Loan has an initial term of 120 months and has a remaining term of 120 months.  The Perkins Retail Portfolio Loan requires payments of interest only for the initial 36 months and thereafter payments of principal and interest based on a 30-year amortization schedule.  The scheduled maturity date is the due date in November 2023.  Voluntary prepayment of the Perkins Retail Portfolio Loan is prohibited prior to August 6, 2023.  Defeasance with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

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The Mortgaged Properties.  The Perkins Retail Portfolio Properties are comprised of nine community retail centers, and one single tenant which is an anchor of a regional mall, collectively totaling 1,110,263 SF. The Perkins Retail Portfolio Properties were built between 1957 and 1999. The Perkins Retail Portfolio Properties are anchored by CVS, Herberger’s, Hobby Lobby, Hy-Vee, Nash Finch Family Thrift Center, Russ’s Market, and Super Saver Foods. Other large tenants at the Perkins Retail Portfolio Properties include Boyd’s Drug Mart, Hastings, Mid-City Stereo, Tractor Supply Company and True Value Hardware. As of October 15, 2013, the Total Owned Occupancy was 81.4%. The Perkins Retail Portfolio Properties generate anchor and junior anchor tenant sales of approximately $319 PSF and an occupancy cost of 2.2% as of July 31, 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PERKINS RETAIL PORTFOLIO

The following table presents certain information relating to the Perkins Retail Portfolio Properties:

Property Name	Property Type	Allocated Cut-off Date Loan Amount	City	State	Total GLA	Occupancy	Year Built / Renovated	UW NCF	UW NCF per SF
Edgewood Shopping Center	Retail	$12,150,000	Lincoln	NE	174,632	85.1%	1981-1993 / NAP	$1,007,370	$5.77
Baken Park Center	Retail	9,000,000	Rapid City	SD	195,526	68.6%	1957, 1999 / 2012	840,701	4.30
Stockyards Plaza	Retail	6,000,000	Omaha	NE	103,649	88.0%	1988 / NAP	479,612	4.63
Market Square Shopping Center	Retail	4,050,000	Norfolk	NE	159,515	100.0%	1984, 1987, 1989 / NAP	608,993	3.82
The Meadows Shopping Center	Retail	4,000,000	Lincoln	NE	67,840	98.0%	1987 / NAP	393,223	5.80
Cornhusker Plaza	Retail	3,000,000	South Sioux City	NE	84,083	95.0%	1991 / 2002, 2008	324,568	3.86
Eastgate Plaza	Retail	2,800,000	Fremont	NE	133,436	48.1%	1985 / NAP	254,575	1.91
Miracle Hills Park	Retail	2,500,000	Omaha	NE	69,810	53.5%	1986 / NAP	229,869	3.29
Herberger’s at Hilltop Mall	Retail	2,425,000	Kearney	NE	87,384	100.0%	1984-1990 / 1998	304,183	3.48
Bishop Heights Shopping Center	Retail	1,575,000	Lincoln	NE	34,388	100.0%	1970 / NAP	240,952	7.01
Total / Wtd Avg.		$47,500,000			1,110,263	81.4%		$4,684,046	$4.22

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Perkins Retail Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Hy-Vee	NR / NR / NR	126,797	11.4%	$644,224	10.2%	$5.08	(3)	$502	1.4%	(3)
Super Saver Foods	NR / NR / NR	73,696	6.6	462,811	7.3	6.28	6/25/2016	$500	1.7%	3, 5-year options
Herberger’s	NR / NR / NR	87,384	7.9	335,000	5.3	3.83	1/31/2016	$144	3.5%	4, 5-year options
Hobby Lobby	NR / NR / NR	53,501	4.8	294,255	4.7	5.50	11/30/2015	$89	7.9%	1, 5-year option
Russ’s Market	NR / NR / NR	50,000	4.5	275,000	4.4	5.50	3/31/2018	$280	2.9%	4, 5-year options
Mid-City Stereo	NR / NR / NR	71,764	6.5	210,000	3.3	2.93	6/30/2015	NA	NA	2, 5-year options
PetCo	NR / NR / NR	13,235	1.2	191,835	3.0	14.49	3/31/2019	NA	NA	2, 5-year options
Hastings	NR / NR / NR	34,250	3.1	188,375	3.0	5.50	12/31/2015	$71	38.4%	NA
Boyd’s Drug Mart	NR / NR / NR	19,200	1.7	181,440	2.9	9.45	9/30/2015	$514	2.1%	2, 5-year options
Nash Finch Family Thrift Center	NR / NR / NR	48,684	4.4	168,000	2.7	3.45	3/31/2017	$268	2.1%	3, 5-year options
Ten Largest Owned Tenants		578,511	52.1%	$2,950,941	46.7%	$5.10
Remaining Tenants		324,773	29.3	3,369,892	53.3	10.38
Vacant		206,979	18.6	0	0.0	0.00
Total / Wtd. Avg. All Tenants		1,110,263	100.0%	$6,320,833	100.0%	$7.00

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of 7/31/2013.
(3)
Hy-Vee occupies 66,958 SF at the Cornhusker Plaza property expiring on 7/31/2017 and has six (6), 5-year renewal options remaining. Tenant also occupies 59,839 SF at the Stockyards Plaza property expiring on 8/22/2018 and has three (3), 5-year renewal options remaining.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PERKINS RETAIL PORTFOLIO

The following table presents certain information relating to the lease rollover schedule at the Perkins Retail Portfolio Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	38,249	3.4	3.4%	346,223	5.5	9.05	15
2014	50,577	4.6	8.0%	757,436	12.0	14.98	21
2015	202,272	18.2	26.2%	1,195,358	18.9	5.91	14
2016	250,328	22.5	48.8%	1,543,494	24.4	6.17	20
2017	157,973	14.2	63.0%	887,684	14.0	5.62	9
2018	140,060	12.6	75.6%	911,116	14.4	6.51	9
2019	26,104	2.4	78.0%	343,822	5.4	13.17	3
2020	14,621	1.3	79.3%	115,520	1.8	7.90	2
2021	0	0.0	79.3%	0	0.0	0.00	0
2022	0	0.0	79.3%	0	0.0	0.00	0
2023	8,000	0.7	80.0%	80,680	1.3	10.09	1
2024 & Thereafter	15,100	1.4	81.4%	139,500	2.2	9.24	1
Vacant	206,979	18.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,110,263	100.0%		$6,320,833	100.0%	$7.00	95

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Perkins Retail Portfolio Properties:

Historical Leased %(1)
	2010	2011	2012	As of 10/15/2013
Owned Space	85.6%	79.9%	80.1%	81.4%

(1)	As provided by the previous owner and represents occupancy as of December 31, for the indicated year.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Perkins Retail Portfolio Properties:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 7/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$6,662,304	$6,451,951	$6,319,250	$6,394,349	$6,320,833	$5.69
Percentage Rent	0	0	121,075	0	121,075	0.11
Total Rent	$6,662,304	$6,451,951	$6,440,324	$6,394,349	$6,441,908	$5.80
Total Reimbursables	2,195,546	1,993,016	1,801,913	2,259,913	2,069,512	1.86
Other Income(3)	100,062	3,310	2,348	3,103	3,103	0.00
Less Vacancy & Credit Loss	0	0	0	0	0	0.00
Effective Gross Income	$8,957,912	$8,448,277	$8,244,585	$8,657,365	$8,514,523	$7.67

Total Operating Expenses	3,039,556	3,032,670	2,899,029	2,782,865	3,077,423	2.77

Net Operating Income	$5,918,356	$5,415,607	$5,345,556	$5,874,500	$5,437,100	$4.90
TI/LC	0	0	0	0	445,752	0.40
Capital Expenditures	0	0	0	0	307,302	0.28
Net Cash Flow	$5,918,356	$5,415,607	$5,345,556	$5,874,500	$4,684,046	$4.22

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 10/15/2013 rent roll.
(3)	Other Income consists of miscellaneous other income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PERKINS RETAIL PORTFOLIO

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Appraisal.  According to the appraisals, the Perkins Retail Portfolio Properties had an aggregate “as-is” appraised value of $69,650,000 as of effective dates ranging from August 6, 2013 to August 13, 2013, and an aggregate “as stabilized” appraised value of $76,600,000 as of the effective dates ranging from August 6, 2014 to August 9, 2015.

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Environmental Matters.  According to the 10 Phase I environmental reports, dated August 6, 2013 to September 30, 2013, as well as two Phase II environmental reports, for the Stockyards Plaza property, dated October 10, 2013 and the Baken Park Center property, dated October 17, 2013, there are no recognized environmental conditions or recommendations for further action at the Perkins Retail Portfolio Properties.  The Phase I environmental reports for the Baken Park Center property and Bishop Heights Shopping Center property recommended an O&M Plan for asbestos, which reports have been prepared and implemented at the two relevant properties.

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Market Overview and Competition.  The Perkins Retail Portfolio Properties are located in Lincoln, Nebraska (3), Omaha, Nebraska (2), Rapid City, South Dakota, South Sioux City, Nebraska, Norfolk, Nebraska, Kearney, Nebraska and Fremont, Nebraska.  The Lincoln metro area had a population of approximately 310,300 in 2012, and, as of mid-2013, the unemployment rate was 3.4%. As reported by CoStar, the Lincoln properties are located within the Lancaster County retail market.  As of the 3Q2013, there was a total of 18,227,790 SF of retail space in the county, with a vacancy rate between 5.3% and 6.5% since 1Q2010. The Omaha metro area had a population of approximately 885,600 as of 2012, and an approximate 7.3% growth since 2006. The current unemployment rate in Omaha is 4.1%.  Fremont, Nebraska is located approximately 25 miles northwest of Omaha, and is part of the greater Omaha MSA. The Fremont retail market encompasses approximately 850,000 SF and is approximately 85%-95% occupied. Rapid City’s metro area had a population of approximately 130,400 in 2012. As reported by CoStar, the Baken Park Center property is located within the Pennington County retail market, with a retail market vacancy of 8.7% as 3Q 2013. The City of Norfolk has a population of 24,343, comprised of 10,028 households with an estimated average household income of $53,340 as of 2013.  The Sioux City metro area had a population of approximately 144,000 in 2012, and as of mid-2013, the unemployment rate was 4.5%. As reported by CoStar, the Cornhusker Plaza property is located within the Dakota and Woodbury County retail market, which contains a total of 6,696,737 SF of retail space in the two counties.  The submarket’s retail market vacancy is 5.9% as of 3Q 2013. The City of Kearney’s population is 31,759, comprised of 12,636 households with an estimated average household income of $57,145. The major retail development in the city is Hilltop Mall, which is anchored by Herberger’s, as well as J.C. Penney and Old Navy.  Just north of the mall is a 164,000 SF Wal-Mart superstore and west of the mall is an 110,000 SF community center anchored by Target and OfficeMax.  The Kearney retail market has a 1.1% vacancy rate.

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The Borrower.  The borrower is MFP Mid-America Shopping Centers LLC which is a single-purpose entity, and its assets are limited to owning the Perkins Retail Portfolio Properties.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Perkins Retail Portfolio Loan.  Michael D. Perkins, an individual, is the non-recourse carveout guarantor under the Perkins Retail Portfolio Loan.

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Escrows.  At origination, the borrower funded (i) an escrow reserve in the amount of $324,000 in respect of taxes and $88,000 in respect of insurance premiums, (ii) an escrow reserve in the amount of $704,160 in respect of deferred maintenance, (iii) an escrow reserve in the amount of $836,052 in respect of replacement reserves, and (iii) an escrow reserve in the amount of $2,500,000 in respect of tenant improvement and leasing commission reserves.  On each due date, the borrower is required to fund (i) the tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, (ii) the tenant improvement and leasing commissions in the monthly amount of $45,000, and (iii) a replacement reserve in the monthly amount of $26,266.  With respect to monthly deposits into the replacement reserve, provided that borrower performs and pays for the identified required repairs in accordance with the loan documents, monthly deposits will not be required on any due date if the balance is equal to or greater than $685,000.  With respect to monthly deposits into the tenant improvement and leasing commissions reserve, from and after the due date occurring in November, 2018, if at least 85% of the rentable square footage of the Perkins Retail Portfolio Properties is tenanted pursuant to executed leases entered into in accordance with the loan documents, monthly deposits will not be required on any due date if the balance

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PERKINS RETAIL PORTFOLIO

is equal to or greater than $1,500,000. Any funds collected in connection with a Lease Sweep Period, as further described below, shall not count towards the leasing reserve cap, if one is in effect.

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Lockbox and Cash Management.  The Perkins Retail Portfolio Loan requires a hard lockbox which is already in place and in-place cash management.  The loan documents require the borrower to direct the tenants to pay their rents directly to the hard lockbox which is a lender-controlled blocked account.  The loan documents also require that all rents and other amounts received by the borrower or the property manager be deposited into the blocked account within one business day after receipt.  All amounts in the blocked account are swept to the lender-controlled cash management account on a daily basis. All excess funds, after payment of debt service, the funding of required reserves and payment of lender approved operating expenses, are disbursed (a) during a Lease Sweep Period, to a special rollover reserve account for the payment of future approved leasing expenses; (b) during a Perkins Retail Portfolio Cash Trap Period (defined below), to a lender reserve as cash collateral for the Perkins Retail Portfolio Loan; (c) during a Monument Mall Loan Sweep Period, to a deposit account established under the Monument Mall Loan  or otherwise (d) to the borrower.

A “Lease Sweep Period” is triggered: (i) at the earlier to occur of (a) twelve months prior to the end of the term of any major lease, or (b) the unexercised notice of renewal date under a major lease; (ii) if a major lease is surrendered, cancelled or terminated; (iii) if a major tenant discontinues its business at its premises (i.e., “goes dark”) or gives notice that it intends to do so; (iv) if a major tenant defaults or files an insolvency proceeding or (v) if less than 70% of the rentable square footage of the Perkins Retail Portfolio Properties is tenanted pursuant to executed leases with tenants that are in occupancy, open for business and paying full unabated rent under their respective leases.  A Lease Sweep Period ends upon the earlier of: (x) an amount equal to 12 months of rent from the tenant who caused the subject Lease Sweep Period is accumulated in the special rollover reserve account, (y) if the lender determines that sufficient funds have been accumulated in the special rollover reserve subaccount to pay for all anticipated expenses in connection with the re-leasing of the space under the applicable lease(s) that gave rise to the subject Lease Sweep Period or (z) any of the following: (i) if the tenant that triggered the Lease Sweep Period renews or extends its lease; (ii) for a Lease Sweep Period caused by a tenant default, if the default has been cured, and no other default has occurred for a period of three (3) consecutive months following such cure; (iii) for a Lease Sweep Period caused by an insolvency, if the proceeding has terminated and the applicable major lease has been affirmed, assumed or assigned in a manner satisfactory to the lender or (iv) for a Lease Sweep Period cause by an occupancy decline, if 70% of the rentable square footage of the Perkins Retail Portfolio Properties is tenanted pursuant to executed leases with tenants that are in occupancy, open for business and paying full unabated rent under their respective leases.

A “Perkins Retail Portfolio Cash Trap Period” commences (i) if the debt yield, as calculated in accordance with the loan documents is below 8.5%, or (ii) upon the occurrence of an event of default; and ends (i) if the debt yield, as calculated in accordance with the loan documents, is at least 8.5% for two (2) consecutive calendar quarters or (ii) upon the cure of such event of default.

A “Monument Mall Loan Sweep Period” commences upon the earlier to occur of either of the following during such time that the Monument Mall Loan (or any portion thereof) is outstanding, (i) the due date occurring in May 2014 (in which event the Monument Mall Loan Sweep Period shall continue until the repayment in full of the Monument Mall Loan) and (ii) the deposit bank receiving written notice from Monument Mall Loan Lender (defined below) that an Excess Portfolio Cash Trap Period has commenced under the Monument Mall Loan; and will end upon deposit bank receiving written notice from Monument Mall Loan Lender that such Excess Portfolio Cash Trap Period has ceased and no other Excess Portfolio Cash Trap Period is then continuing.  During any time that a Perkins Retail Portfolio Cash Trap Period is in effect, no Monument Mall Loan Sweep Period shall be deemed in effect.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PERKINS RETAIL PORTFOLIO

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Property Management.  The Perkins Retail Portfolio Properties are currently managed by Perkins Properties, Inc., which is an affiliate of the borrower.  Under the loan documents, the Perkins Retail Portfolio Properties must remain (i) managed by Perkins Properties, Inc. or (ii) managed by a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may require the borrower to replace the property manager if (i) there is a default by the property manager under the management agreement, (ii) the filing of a bankruptcy petition or a similar event with respect to the property manager, (iii) if an event of default under the Perkins Retail Portfolio Loan has occurred and is continuing or (iv) upon the gross negligence, malfeasance or willful misconduct of the property manager.

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Monument Mall Loan.  Concurrently with the funding of the Perkins Retail Portfolio Loan, Jefferies LoanCore LLC (“Monument Mall Lender”) funded a loan (the “Monument Mall Loan”) in the amount of $3,000,000 to MFP Monument Mall LLC (the “Monument Mall Borrower”).  The sole member of the Monument Mall Borrower is MFP Cornhusker Properties, LLC (“Sole Member”).  The Monument Mall Loan is secured by a first priority mortgage on the Monument Mall shopping center located in Scottsbluff, Nebraska (the “Monument Mall Property”).  As additional security for the Monument Mall Loan, the Sole Member granted a pledge to Monument Mall Lender of its 100% ownership interest in the borrower under the Perkins Retail Portfolio Loan (the “Pledge”). If (a) the Monument Mall Loan remains outstanding after May 6, 2014, (b) during any event of default under the Monument Mall Loan, or (c) if the Herberger’s tenant at the Monument Mall Property cancels its lease, goes dark, or otherwise defaults, all excess funds generated by the Perkins Retail Portfolio Properties (an “Excess Portfolio Cash Trap Period”), after payment of debt service, the funding of required reserves and payment of lender approved operating expenses under the Perkins Retail Portfolio Loan, will be applied to the repayment of principal due under the Monument Mall Loan (see “Monument Mall Loan Sweep Period” above).  Although the stated maturity date under the Monument Mall Loan is November 6, 2014 and the Monument Mall Lender may foreclose its mortgage on the Monument Mall Property, pursuant to the Intercreditor Agreement between lender under the Perkins Retail Portfolio Loan and Monument Mall Lender, the Monument Mall Lender has agreed that it will not have the right to foreclose on the Pledge during the period commencing on the closing date of the Monument Mall Loan and ending on the earlier to occur of (i) the maturity date under the Perkins Retail Portfolio Loan, (ii) an event of default under the Perkins Retail Portfolio Loan, (iii) any “Due Date” under the Monument Mall Loan on which the sum of (x) available cash under the Perkins Retail Portfolio Loan and (y) available cash under the Monument Loan being applied to the Monument Mall Loan principal is less than $100,000 (i.e., the amortization of the Monument Mall Loan is less than $100,000 for any interest period) and (iv) the occurrence of any Springing Recourse Event under the Monument Mall Loan or the occurrence of any event, condition or state of facts which would give rise to one or more of the borrower’s recourse liabilities under the Monument Mall Loan.

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Release of Collateral.  Provided no event of default is then continuing under the Perkins Retail Portfolio Loan, at any time after the second anniversary of the securitization closing date, the borrower may obtain the release of one or more of the Perkins Retail Portfolio Properties from the liens of the loan documents upon a bona fide third-party sale of such Perkins Retail Portfolio property, subject to the satisfaction of certain conditions set forth in the loan documents, including among others: (i) delivery of defeasance collateral sufficient to defease an amount equal to the greater of (a) 100% of net sales proceeds for the Perkins Retail Portfolio property in question and (b) 115% of the allocated loan amount for each Perkins Retail Portfolio property being released and (ii) after giving effect to the release, the debt yield (as calculated under the loan documents) for the remaining Perkins Retail Portfolio Properties is no less than the greater of (a) 10% and (b) the debt yield immediately prior to the release.

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Terrorism Insurance.  The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Perkins Retail Portfolio Properties, plus at least eighteen (18) months of business interruption coverage.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALPOLE SHOPPING MALL

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALPOLE SHOPPING MALL

CARTIFACT
Walpole Shopping Mall
50, 60 & 90 Boston Providence Highway
Walpole, MA 02081
Readville
Curry College
Westwood
Blue Hills Reservation
Caritas Norwood Hospital
Norwood
NORWOOD MEMORIAL AIRPORT
Medfield
Canton
Walpole
Franklin Line
The Village Shoppes
Stoughton
Sharon
Moose Hill Wildlife Sanctuary
South Walpole
Sheldonville
Gillette Stadium
Borderland State Park
Foxboro
Stonehill College
Plainridge Racecourse
Mansfield
MANSFIELD MUNICIPAL AIRPORT
Lexington
Malden
Medford
Revere
Somerville
Chelsea
Waltham
Weston
Cambridge
Watertown
Boston
Newton
Brookline
Roxbury
Wellesley
West Roxbury
Needham
Dover
Dedham
Milton
Quincy
Weymouth
Norwood
Medfield
Canton
Randolph
Walpole
Stoughton

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALPOLE SHOPPING MALL

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	RMF
Location (City/State)	Walpole, Massachusetts	Cut-off Date Principal Balance(1)	$47,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF(2)	$162.07
Size (SF)	397,971	Percentage of Initial Pool Balance	4.1%
Total Occupancy as of 7/31/2013	91.6%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/31/2013	91.6%	Type of Security	Fee Simple
Year Built / Latest Renovation	1974 / 2009-2011	Mortgage Rate	5.30000%
Appraised Value	$86,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	42
Underwritten Revenues	$8,025,274
Underwritten Expenses	$2,082,722	Escrows(4)
Underwritten Net Operating Income (NOI)	$5,942,553	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,736,626	Taxes	$154,934	$77,467
Cut-off Date LTV Ratio(2)	75.0%	Insurance	$0	$0
Maturity Date LTV Ratio(2)(3)	63.7%	Replacement Reserves	$45,000	$4,975
DSCR Based on Underwritten NOI / NCF(2)	1.38x / 1.33x	TI/LC	$0	$6,250
Debt Yield Based on Underwritten NOI / NCF(2)	9.2% / 8.9%	Other(5)	$953,500	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$64,500,000	86.5%	Loan Payoff	$72,864,408	97.7%
Mezzanine Loan Amount(6)	10,000,000	13.4	Reserves	1,153,434	1.5
Principal’s New Cash Contribution	83,527	0.1	Closing Costs	442,185	0.6
Other Uses	123,500	0.2
Total Sources	$74,583,527	100.0%	Total Uses	$74,583,527	100.0%

(1)
The Cut-off Date Principal Balance of $47,000,000 represents the note A-2 of a $64,500,000 whole loan evidenced by two pari passu notes. The companion loan is the note A-1 with a principal balance of $17,500,000 as of the Cut-off Date and is held outside the issuing entity.

(2)	Calculated based on the entire Walpole Shopping Mall Whole Loan.
(3)	The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $91,200,000. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 67.5%.
(4)	See “–Escrows” below.
(5)	Other reserve represents $900,000 escrowed for rent and TI/LC costs relating to Joann Fabric, and $53,500 for common area management charges relating to LA Fitness.
(6)	See “—Mezzanine or Subordinate Indebtedness” below.

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The Mortgage Loan. The mortgage loan (the “Walpole Shopping Mall Loan”) is part of a whole loan structure (the “Walpole Shopping Mall Whole Loan”) comprised of two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee interest in a 397,971 SF retail shopping center located in Walpole, Massachusetts (the “Walpole Shopping Mall Property”). The Walpole Shopping Mall Loan (evidenced by note A-2), which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $47,000,000 and represents approximately 4.1% of the Initial Pool Balance, and the related companion loan (the “Walpole Shopping Mall Companion Loan”) (evidenced by note A-1), which was contributed to the Citigroup Commercial Mortgage Trust 2013-GC15 transaction, has an outstanding principal balance as of the Cut-off Date of $17,500,000. The Walpole Shopping Mall Loan was originated by Rialto Mortgage Finance, LLC on August 23, 2013 and each note has an interest rate of 5.30000% per annum. The proceeds of the Walpole Shopping Mall Loan were primarily used to refinance existing debt on the Walpole Shopping Mall Property. The Walpole Shopping Mall Whole Loan will be serviced under the Citigroup Commercial Mortgage Trust 2013-GC15 pooling and servicing agreement. See “Description of the Mortgage Pool–The Whole Loans” in the Free Writing Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the Walpole Shopping Mall Loan and the Walpole Shopping Mall Companion Loan.

The Walpole Shopping Mall Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Walpole Shopping Mall Loan requires payments of interest only during the first 42 months of the Walpole Shopping Mall Loan and thereafter amortizes based on a 30-year schedule. The scheduled maturity date of the Walpole Shopping Mall Loan is the due date in September 2023. Voluntary prepayment of the Walpole Shopping Mall Loan is permitted after the due date in June 2023. Defeasance of the Walpole Shopping Mall Loan with direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALPOLE SHOPPING MALL

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The Mortgaged Property. The Walpole Shopping Mall Property is comprised of a 397,971 SF regional mall located in Walpole, Massachusetts, approximately 18 miles southwest of the Boston Central Business District. The Walpole Shopping Mall Property was originally constructed in 1974 and renovated and expanded between 2009 and 2011 with the addition of 109,285 SF of new retail space. The Walpole Shopping Mall Property consists of 8 buildings with one large contiguous retail building containing 363,131 SF and seven pad/outparcel sites containing 34,840 SF of improvements that are part of the Walpole Shopping Mall Whole Loan collateral. The Walpole Shopping Mall Property is anchored by Kohl’s and LA Fitness. Other major national tenants include Barnes & Noble, Office Max, PetSmart, Old Navy and Joann Fabric. Notable in-line and outparcel tenants include Lane Bryant, Famous Footwear, Panera Bread, Taco Bell, Chili’s, Aspen Dental, Radio Shack, GameStop, Panda Express, Five Guys, Subway, Massage Envy, Texas Roadhouse, Payless Shoes, GNC, and Claire’s. Interior mall tenants include Payless Shoes, GNC, One Solution Wireless, and Claire’s. As of July 31, 2013, total occupancy and owned occupancy were both 91.6% at the Walpole Shopping Mall Property.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Walpole Shopping Mall Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Kohl’s	BBB+/Baa1/BBB+	102,445	25.7%	Yes	$1,275,558	$12.45	6/30/2029	NA	NA	8, 5-year options
LA Fitness	NR/NR/NR	45,000	11.3	Yes	$1,204,423	$26.76	10/31/2028	NA	NA	3, 5-year options
Total Anchors		147,445	37.0%

Jr. Anchors
Office Max(3)	NR/B2/NR	28,427	7.1%	Yes	$490,938	$17.27	1/31/2015	NA	NA	2, 5-year options
Barnes & Noble	NR/NR/NR	27,831	7.0	Yes	$554,348	$19.92	1/31/2019	$239	7.9%	2, 5-year options
Joann Fabric(4)	NR/Caa1/CCC+	24,760	6.2	Yes	$469,334	$18.96	3/31/2024	NA	NA	2, 5-year options
PetSmart	NR/NR/BB+	20,000	5.0	Yes	$405,149	$20.26	9/30/2022	NA	NA	5, 5-year options
Old Navy	BBB-/Baa3/BBB-	15,000	3.8	Yes	$350,310	$23.35	3/31/2015	$266	8.8%	NA
iparty	NR/NR/NR	11,110	2.8	Yes	$362,510	$32.63	12/31/2018	$136	23.9%	2, 5-year options
Old Country Buffet	NR/NR/NR	10,539	2.6	Yes	$189,968	$18.03	12/31/2017	$194	9.3%	1, 5-year option

Total Jr. Anchors		137,667	34.6%

Occupied In-line		46,461	11.7%		$1,265,076	$27.23
Occupied Outparcel/Other(5)		33,056	8.3		$1,460,057	$44.17
Vacant Spaces		33,342	8.4		$0	$0.00
Total Owned SF		397,971	100.0%
Total SF		397,971	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are based on TTM as of December 31, 2012 or later.
(3)
Office Max has the right to terminate its lease upon six months prior notice to the borrower. Office Max also has the right to relinquish the “CopyMax” premises (approximately 1.2% of the net rentable area) upon 60 days prior written notice. In the event the “CopyMax” premises are relinquished, the borrower is obligated to pay $100,000 to such tenant.

(4)
Joann Fabric has the right to terminate its lease at any time if Joann Fabric is not conducting business in at least 85% of Joann Fabric’s stores located within a 100 mile radius of the Walpole Shopping Mall Property.

(5)	Includes Total Rent but not SF from an outparcel containing tenant owned improvements occupied by Taco Bell and a Bank of America ATM.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALPOLE SHOPPING MALL

The following table presents certain information relating to the major tenants (of which certain tenants may have co-tenancy provisions) at the Walpole Shopping Mall Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
LA Fitness	NR/NR/NR	45,000	11.3%	$990,000	15.5%	$22.00	10/31/2028	NA	NA	3, 5-year options
Kohl’s	BBB+/Baa1/BBB+	102,445	25.7	983,763	15.4	9.60	6/30/2029	NA	NA	8, 5-year options
Barnes & Noble	NR/NR/NR	27,831	7.0	422,499	6.6	15.18	1/31/2019	$239	7.9%	2, 5-year options
Joann Fabric(3)	NR/Caa1/CCC+	24,760	6.2	327,608	5.1	13.23	3/31/2024	NA	NA	2, 5-year options
Office Max(4)	NR/B2/NR	28,427	7.1	327,478	5.1	11.52	1/31/2015	NA	NA	2, 5-year options
iparty	NR/NR/NR	11,110	2.8	305,525	4.8	27.50	12/31/2018	$136	23.9%	2, 5-year options
PetSmart	NR/NR/BB+	20,000	5.0	305,000	4.8	15.25	9/30/2022	NA	NA	5, 5-year options
Old Navy	BBB-/Baa3/BBB-	15,000	3.8	268,950	4.2	17.93	3/31/2015	$266	8.8%	NA
Famous Footwear	NR/B2/B	6,552	1.6	176,904	2.8	27.00	5/31/2019	$136	23.1%	2, 5-year options
Chili’s	BBB-/Ba1/BBB-	5,851	1.5	175,000	2.7	29.91	10/20/2019	NA	NA	4, 5-year options
Ten Largest Owned Tenants		286,976	72.1%	$4,282,727	67.2%	$14.92
Remaining Owned Tenants(5)		77,653	19.5	2,092,483	32.8	26.95
Vacant Spaces (Owned Space)		33,342	8.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		397,971	100.0%	$6,375,210	100.0%	$17.48

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are based on TTM as of December 31, 2012 or later.
(3)
Joann Fabric has the right to terminate its lease at any time if Joann Fabric is not conducting business in at least 85% of Joann Fabric’s stores located within a 100 mile radius of the Walpole Shopping Mall Property.

(4)
Office Max has the right to terminate its lease upon six months prior notice to the borrower. Office Max also has the right to relinquish the “CopyMax” premises (approximately 1.2% of the net rentable area) upon 60 days prior written notice. In the event the “CopyMax” premises are relinquished, the borrower is obligated to pay $100,000 to such tenant.

(5)	Includes Total Rent but not SF from an outparcel containing tenant owned improvements occupied by Taco Bell and a Bank of America ATM.

The following table presents certain information relating to the lease rollover schedule at the Walpole Shopping Mall Property based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	7,649	1.9%	1.9%	$51,615	0.8%	$6.75	2
2013	2,251	0.6	2.5%	18,000	0.3	8.00	1
2014	1,600	0.4	2.9%	65,420	1.0	40.89	2
2015	51,148	12.9	15.7%	807,988	12.7	15.80	5
2016	10,547	2.7	18.4%	253,380	4.0	24.02	4
2017	13,136	3.3	21.7%	206,176	3.2	15.70	3
2018	13,781	3.5	25.2%	379,765	6.0	27.56	2
2019	48,934	12.3	37.5%	1,114,963	17.5	22.79	6
2020	3,629	0.9	38.4%	106,826	1.7	29.44	2
2021	7,138	1.8	40.2%	160,000	2.5	22.42	1
2022	31,148	7.8	48.0%	851,186	13.4	27.33	5
2023	1,463	0.4	48.4%	58,520	0.9	40.00	1
2024 & Thereafter	172,205	43.3	91.6%	2,301,371	36.1	13.36	3
Vacant	33,342	8.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	397,971	100.0%		$6,375,210	100.0%	$17.48	37

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Walpole Shopping Mall Property:

Historical Leased %(1)
	2010	2011	2012	As of 7/31/2013
Owned Space	86.2%	88.1%	88.8%	91.6%

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALPOLE SHOPPING MALL

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Walpole Shopping Mall Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 6/30/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$4,983,162	$5,210,336	$5,351,653	$5,738,425	$6,246,502	$15.70
Contractual Rent Steps	0	0	0	0	128,708	0.32
Overage Rent	74,664	88,827	110,903	69,034	28,626	0.07
Gross Up Vacancy	0	0	0	0	497,020	1.25
Total Rent	$5,057,827	$5,299,163	$5,462,556	$5,807,459	$6,900,856	$17.34
Total Reimbursables	1,808,149	1,504,698	1,429,977	1,472,011	1,590,627	4.00
Other Income(3)	48,229	29,164	26,995	30,811	30,811	0.08
Less Vacancy & Credit Loss	0	(26,346)	(16,858)	(16,858)	(497,020)	(1.25)
Effective Gross Income	$6,914,204	$6,806,679	$6,902,670	$7,293,423	$8,025,274	$20.17

Total Operating Expenses	$2,260,163	$2,354,968	$2,206,198	$2,254,190	$2,082,722	$5.23

Net Operating Income	$4,654,041	$4,451,710	$4,696,472	$5,039,234	$5,942,553	$14.93
TI/LC	0	0	0	0	146,231	0.37
Capital Expenditures	0	0	0	0	59,696	0.15
Net Cash Flow	$4,654,041	$4,451,710	$4,696,472	$5,039,234	$5,736,626	$14.41

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 7/31/2013 and rent steps through 7/31/2014.
(3)	Other income includes signage income, roof rent and other miscellaneous items.

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Appraisal. According to the appraisal, the Walpole Shopping Mall Property had an “as-is” appraised value of $86,000,000 as of an effective date of May 14, 2013 and is expected to have an “as stabilized” appraised value of $91,200,000 as of an effective date of June 1, 2014, which assumes the Walpole Shopping Mall Property reaches a stabilized occupancy of 95.0%.

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Environmental Matters. According to a Phase I environmental report, dated May 15, 2013, there are no recommendations for further action at the Walpole Shopping Mall Property other than a recommendation for an asbestos operations and maintenance (O&M) plan, which is already in place.

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Market Overview and Competition. The Walpole Shopping Mall Property is comprised of a 397,971 SF regional mall located in Walpole, Massachusetts, approximately 18 miles southwest of the Boston Central Business District, within the Southwest/Bristol submarket. Primary access to the neighborhood is provided by Interstate 95, which is located less than one mile east of the Walpole Shopping Mall Property and serves as a primary north/south regional thoroughfare. Interstate 95 connects with Interstate 93 approximately four miles northeast of the Walpole Shopping Mall Property, providing access throughout the Boston Metropolitan Statistical Area. The Walpole Shopping Mall Property affords good access and visibility with multiple points of ingress/egress along Providence Highway (U.S. Route 1), which forms the primary commercial corridor within the neighborhood and has a reported average daily traffic count of 37,600 vehicles per day. The estimated 2013 population within a 1-, 3- and 5-mile radius is 5,436, 48,220, and 109,409, respectively. Average estimated 2013 household income within a 1-, 3- and 5-mile radius is $106,573, $105,885, and $116,491, respectively.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALPOLE SHOPPING MALL

The following table presents certain information relating to the primary competition for the Walpole Shopping Mall Property:

Competitive Set(1)

Property	Distance from Subject	Total GLA (SF)	Total Occupancy %	Anchors
Walpole Shopping Mall	NAP	397,973	91.6%(2)	Kohl’s, LA Fitness
Legacy Place	6.6	675,000	96.0%	Whole Foods, L.L. Bean, Kings, Showcase Cinema De Lux
Dedham Mall	3.4	800,000	99.0%	Lowe’s, Stop & Shop, Dick’s Sporting Goods, DSW, Old Navy, Sears
Plainville Commons	11.3	275,548	100.0%	Target, Stop & Shop, TJ Maxx
Village Shoppes	4.4	282,998	95.0%	Shaw’s, Ten X Club, GAP, Marshalls, CVS
Wal-Mart	3.8	120,464	100.0%	Wal-Mart
Sumner Street Marketplace	1.0	200,000	100.0%	Stop & Shop, Home Depot
Lowe’s	8.1	157,935	100.0%	Lowe’s
Patriot Place	5.7	587,160	99.0%	Bass Pro Shops, Trader Joes, Staples, Off Broadway Shoes
BJ’s Wholesale Club / Best Buy Center	4.7	194,904	100.0%	BJ’s Wholesale Club, Best Buy
Costco	6.8	121,600	100.0%	Costco
Dedham Plaza	6.9	243,000	89.0%	Shaw’s, Planet Fitness, Casual Male/Work ‘N Gear
Franklin Village Plaza	18.7	304,277	97.0%	Stop & Shop, Marshalls
Charles River Center	22.6	199,482	100.0%	Regal Cinemas, Whole Foods, GAP, Old Navy, Michael’s, Golf Town
Crossroads Shopping Center	22.6	239,493	100.0%	Home Depot, Toys ‘R Us, A.C. Moore, PetSmart, i-Party, Bob’s Discount Furniture
Stallbrook Marketplace	22.6	237,851	99.0%	Barnes & Noble, McDonald’s, Wal-Mart, Staples, Market Basket

(1)	Source: Appraisal.
(2)	As of 7/31/2013.

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The Borrower. The borrower is Walpole Mall Associates, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Walpole Shopping Mall Loan. The non-recourse carve-out guarantor is Rubin Pachulski Properties 36, LLC.

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Escrows. On the origination date, the borrower funded aggregate reserves of $1,153,434 with respect to the Walpole Shopping Mall Loan, comprised of (i) $154,934 for real estate taxes, (ii) $45,000 for required roof replacement, (iii) $900,000 for unfunded leasing commissions related to Joann Fabric, and (iv) $53,500 which represents 125% of a disputed common area management charge with respect to LA Fitness.

On each due date, the borrower is required to fund the following reserves with respect to the Walpole Shopping Mall Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period; (ii) at the option of lender, if the liability or casualty insurance policy maintain by the borrower does not constitute an approved blanket or umbrella insurance policy under the Walpole Shopping Mall Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period; (iii) a replacement reserve in an amount equal to $4,975, which will not be required in the event that (a) the Walpole Shopping Mall Mezzanine Loan has been paid in full, (b) no event of default has occurred and is continuing, and (c) the replacement reserve account balance is greater than $179,088; and (iv) a TI/LC reserve in an amount equal to $6,250, which amount, with respect to each due date on and after October 6, 2015, increases to $12,186, subject to a cap of $500,000 for as long as the debt service coverage ratio is equal to or greater than 1.15x or a cap of $750,000 if the debt service coverage ratio falls below 1.15x (which TI/LC reserve deposit may be in the form of an acceptable letter of credit).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALPOLE SHOPPING MALL

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Lockbox and Cash Management. The Walpole Shopping Mall Loan is structured with a hard lockbox and springing cash management at funding. However, immediately after closing, in-place cash management was triggered due to borrower’s failure to fund a deposit (cash or acceptable letter or credit) totaling the amount of one month’s required debt service and reserves plus one month’s operating expenses (based on the borrower’s approved budget) (the “Static Reserve Deposit”). The borrower has the right to revert to springing cash management by funding the Static Reserve Deposit and a similar reserve deposit due under the Walpole Shopping Mall Mezzanine Loan.

All excess cash flow will be swept upon the earliest to occur of: (a) the occurrence of an event of default; (b) lender’s determination that the debt service coverage ratio is less than 1.10x; (c) the failure by the borrower to deposit any of the reserve fund deposits within ten days of the date any such deposit was due; (d) for so long as any portion of the Walpole Shopping Mall Mezzanine Loan is outstanding, the failure by the borrower to make the Static Reserve Deposit; (e) for so long as any portion of the Walpole Shopping Mall Mezzanine Loan is outstanding, the failure by the borrower to timely replenish the static reserve fund; (f) for so long as any portion of the Walpole Shopping Mall Mezzanine Loan is outstanding, the withdrawal by the borrower of any funds from the static reserve fund; (g) the withdrawal by the borrower of any funds from the debt service reserve fund under the Walpole Shopping Mall Mezzanine Loan documents; (h) upon the deposit by the borrower of the Static Reserve Deposit, the failure by Walpole Shopping Mall Mezzanine Loan borrower to contemporaneously deposit with the Walpole Shopping Mall Mezzanine Loan lender the debt service reserve deposit required under the Walpole Shopping Mall Mezzanine Loan documents; (i) the occurrence of a Walpole Shopping Mall Mezzanine Loan event of default; and (j) the failure by the borrower to timely make the Additional Roof Repair Deposit.

■	Property Management. The Walpole Shopping Mall Property is currently managed by RP Realty Partners, LLC, an affiliate of the borrower, pursuant to a management agreement.

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Mezzanine or Subordinate Indebtedness. A mezzanine loan exists in the amount of $10,000,000 to Walpole Intermediate LLC, (the “Walpole Shopping Mall Mezzanine Loan”) the owner of the limited liability company interests in the borrower. The mezzanine loan is secured by a pledge of 100% of the ownership interests in the borrower, is interest only, is coterminous with the Walpole Shopping Mall Whole Loan, and has an interest rate of 10.00000% per annum. The mezzanine loan is currently held by Annaly CRE Holdings LLC.

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Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Walpole Shopping Mall Property, plus eighteen (18) months of business interruption coverage in an amount equal to 100% of the projected gross income from the Walpole Shopping Mall Property for such period or until the restoration of the Walpole Shopping Mall Property has been completed. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

REGENCY PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

REGENCY PORTFOLIO

Pittsburgh
PENNSYLVANIA
Columbus
OHIO
ILLINOIS
Indianapolis
INDIANA
Cincinnati
St Louis
MISSOURI
Louisville
Lexington
WEST VIRGINIA
KENTUCKY
Richmond
VIRGINIA
Nashville
Knoxville
ARKANSAS
TENNESSEE
Memphis
Little Rock
Charlotte
NORTH CAROLINA
Columbia
SOUTH CAROLINA
Atlanta
Birmingham
MISSISSIPPI
ALABAMA
Charleston
ATLANTIC OCEAN
Jackson
GEORGIA
LOUISIANA
New Orleans
Jacksonville
FLORIDA
Gulf Of Mexico
CARTIFACT

REGENCY PORTFOLIO

	Property Name	Address	City	State	Zip Code
1	Prestonsburg Village	477 Village Drive	Prestonsburg	Kentucky	41653
2	Jackson Park	1224 East Tipton Street	Seymour	Indiana	47274
3	River Creek Village	918 US 50	Aurora	Indiana	47001
4	Oak Station	4700 Highway 90	Marianna	Florida	32446
5	Village Center	1501 East Tipton Street	Seymour	Indiana	47274
6	Twin County Plaza	1065 East Stuart Drive	Galax	Virginia	24333
7	Jackson Square	2415 College Avenue	Jackson	Alabama	36545
8	Flint River Plaza	506 Spaulding Road	Montezuma	Georgia	31063
9	Country Roads	293-308 Stokes Drive	Hinton	West Virginia	25951
10	Village Square	502 Central Avenue West	Wiggins	Mississippi	39577
11	T&C Center	1130 Warm Springs Highway	Manchester	Georgia	31816
12	Green Acres	102 East 1st Avenue	Havana	Florida	32333
13	Vancleave Center	11628 US Highway 57	Vancleave	Mississippi	39565
14	Quitman Center	548 South Archusa Avenue	Quitman	Mississippi	39355

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

REGENCY PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	14	Loan Seller		MC-Five Mile
Location (City/State)	Various	Cut-off Date Principal Balance		$43,800,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$32.15
Size (SF)	1,362,551	Percentage of Initial Pool Balance		3.9%
Total Occupancy as of 8/14/2013	94.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/14/2013	94.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		5.22000%
Appraised Value(1)	$59,025,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$7,341,110
Underwritten Expenses	$2,118,747	Escrows
Underwritten Net Operating Income (NOI)	$5,222,362		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,400,258	Taxes	$260,896	$53,817
Cut-off Date LTV Ratio	74.2%	Insurance	$67,025	$0
Maturity Date LTV Ratio(2)	61.3%	Replacement Reserves(3)	$0	$22,709
DSCR Based on Underwritten NOI / NCF	1.81x / 1.52x	TI/LC(4)	$0	$45,785
Debt Yield Based on Underwritten NOI / NCF	11.9% / 10.0%	Other(5)	$170,095	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$43,800,000	100.0%	Loan Payoff	$35,284,604	80.6%
			Principal Equity Distribution	6,156,381	14.1
			Closing Costs	1,860,999	4.2
			Reserves	498,016	1.1
Total Sources	$43,800,000	100.0%	Total Uses	$43,800,000	100.0%

(1)
Appraised value represents the sum of the “as-is” appraised values for each property; appraisals for three properties (Green Acres, Vancleave Center and Quitman Center) have both “as-is” and “as stabilized” values.

(2)
The maturity date LTV ratio was calculated using the aggregate of the “as stabilized” values for the three properties that had “as stabilized” values and the “as-is” values for the remaining eleven properties.  If the maturity date LTV ratio were calculated using the aggregate of the “as-is” appraised values for all fourteen properties the maturity date LTV ratio would be 61.4%.

(3)	The replacement reserve is capped at $825,000.
(4)	The TI/LC reserve is capped at $1,000,000.
(5)	Other upfront reserves represent a deferred maintenance reserve of $170,095.

■
The Mortgage Loan.  The mortgage loan (the “Regency Portfolio Loan”) is evidenced by a note in the original principal amount of $43,800,000 and is secured by first mortgages encumbering fourteen retail centers (the “Regency Portfolio Properties”) located in eight states.  The Regency Portfolio Loan was originated by MC-Five Mile Commercial Mortgage Finance LLC on October 11, 2013 and represents approximately 3.9% of the Initial Pool Balance.  The note evidencing the Regency Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $43,800,000 and has an interest rate of 5.22000% per annum.  The proceeds of the Regency Portfolio Loan were used to refinance existing debt on the Regency Portfolio, pay closing costs and fund reserves with the remaining balance distributed to the principals of the borrowers of the Regency Portfolio Loan.

The Regency Portfolio Loan had an initial term of 120 months and has a remaining term of 120 months.  The scheduled maturity date is November 6, 2023.  Voluntary prepayment of the Regency Portfolio Loan is permitted on or after the first due date following the second anniversary of the securitization Closing Date with the payment of yield maintenance.  No yield maintenance is required in connection with any voluntary prepayment on and after July 6, 2023.

■
The Mortgaged Property.  The Regency Portfolio consists of fourteen retail properties totaling approximately 1,362,551 SF, with appurtenant improvements containing approximately 6,381 parking spaces. The buildings were constructed between 1970 and 1997.  The Regency Portfolio is located in Alabama, Florida, Georgia, Indiana, Kentucky, Mississippi, Virginia and West Virginia.  Eleven of the fourteen properties in the Regency Portfolio are anchored by grocery stores.  The remaining three properties are anchored by big box retailers (Jackson Park, Twin County Plaza and Prestonsburg Village).  Major tenants include Wal-Mart, Kroger, J.C. Penney, Piggly Wiggly, Aldi’s, Save-A-Lot, Family Dollar, Dollar Tree and Big Lots as well as other regional retailers.  As of August 14, 2013, the Total and Owned Occupancy reported by the related borrowers was 94.4%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

REGENCY PORTFOLIO

The following table presents certain information relating to the Regency Portfolio Properties:

Property Name	City	State	Total GLA(1)	Occupancy	Cut-off Date Allocated Loan Amount	% of Cut-off Date Allocated Loan Amount	Year Built / Renovated	Appraised Value	UW NCF	UW NCF per SF
Prestonsburg Village	Prestonsburg	KY	175,646	94.4%	$6,304,830	14.4%	1983 / 2012	$8,500,000	$628,446	$3.58
Jackson Park	Seymour	IN	123,778	94.8%	5,933,950	13.5	1970 / 2000	8,000,000	559,736	$4.52
River Creek Village	Aurora	IN	131,553	94.2%	5,785,610	13.2	1988 / 1999	7,800,000	495,794	$3.77
Oak Station	Marianna	FL	170,745	98.2%	5,488,910	12.5	1989 / 2013	7,400,000	545,033	$3.19
Village Center	Seymour	IN	142,760	94.2%	4,969,690	11.3	1987 / NAP	6,700,000	469,919	$3.29
Twin County Plaza	Galax	VA	160,975	96.9%	3,560,370	8.1	1987 / NAP	4,800,000	412,962	$2.57
Jackson Square	Jackson	AL	73,612	94.6%	2,225,230	5.1	1974 / 2011	3,000,000	278,192	$3.78
Flint River Plaza	Montezuma	GA	76,247	87.0%	1,909,990	4.4	1981 / NAP	2,575,000	207,714	$2.72
Country Roads	Hinton	WV	78,245	100.0%	1,557,660	3.6	1978 / NAP	2,100,000	200,691	$2.56
Village Square	Wiggins	MS	52,980	91.9%	1,483,490	3.4	1997 / NAP	2,000,000	162,721	$3.07
T&C Center	Manchester	GA	68,451	97.8%	1,298,050	3.0	1979 / NAP	1,725,000	116,671	$1.70
Green Acres	Havana	FL	35,416	75.7%	1,260,970	2.9	1986 / NAP	1,700,000	94,772	$2.68
Vancleave Center	Vancleave	MS	37,364	88.6%	1,131,160	2.6	1997 / NAP	1,525,000	133,242	$3.57
Quitman Center	Quitman	MS	34,779	90.0%	890,090	2.0	1997 / NAP	1,200,000	94,365	$2.71
Total / Wtd. Avg.			1,362,551	94.4%	$43,800,000	100.0%		$59,025,000	$4,400,258	$3.23

(1)	An 1,800 SF unit at Jackson Park occupied by Little Caesars is not part of the collateral and is excluded from Total GLA.

The following table presents certain information relating to the major tenants at the Regency Portfolio Properties:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P) (1)	Tenant GLA(2)	% of GLA	UW Base Rent (2)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF (3)	Occupancy Cost(4)	Renewal / Extension Options
Big Lots(5)	NR / NR / BBB-	90,967	6.7%	$392,308	6.3%	$4.31	Various	$94	6.4%	Various
Magic Mart(6)	NR / NR / NR	142,422	10.5	328,263	5.3	2.30	Various	$85	4.3%	NA
Hibbett Sports(7)	NR / NR / NR	31,294	2.3	215,292	3.4	6.88	Various	$125	6.2%	Various
Wal-Mart Stores	AA / Aa2 / AA	77,090	5.7	210,963	3.4	2.74	9/6/2015	$478	0.7%	4, 5-year options
Harvey’s(8)	NR / Baa3 / BBB-	40,399	3.0	203,561	3.3	5.04	Various	$302	2.2%	Various
Dollar Tree(9)	NR / NR / NR	24,553	1.8	194,486	3.1	7.92	Various	$118	8.1%	Various
Greer’s Food Tiger(10)	NR / NR / NR	37,400	2.7	188,870	3.0	5.05	10/31/2021	NA	NA	2, 5-year options
Goodwill(11)	NR / NR / NR	23,163	1.7	184,808	3.0	7.98	Various	NA	NA	Various
Save-A-Lot(12)	NR / NR / NR	34,238	2.5	162,051	2.6	4.73	Various	NA	NA	4, 5-year options
Fred’s(13)	NR / NR / NR	41,900	3.1	153,697	2.5	3.67	Various	$106	4.2%	Various
Ten Largest Owned Tenants		543,426	39.9%	$2,234,299	35.8%	$4.11
Remaining Owned Tenants		742,973	54.5	4,006,188	64.2	5.39
Vacant Spaces (Owned Space)		76,152	5.6	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		1,362,551	100.0%	$6,240,487	100.0%	$4.85

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant GLA and UW Base Rent combines tenants at multiple locations.
(3)	Tenant Sales are as of 8/12/2013. Sales PSF are based on tenant units which provide sales information.
(4)	Occupancy Costs are based on tenant locations which provide sales information and are calculated based on gross rents including underwritten reimbursements.
(5)
Includes three Big Lots locations (Prestonsburg Village: 26,342 SF, base rent of $5.25 PSF, sales of $109 PSF; River Creek Village: 35,730 SF, base rent of $4.31 PSF, sales of $83 PSF; Oak Station: 28,895 SF, base rent of $3.46 PSF, tenant location does not report sales).

(6)	Includes two Magic Mart locations (Twin County Plaza: 90,273 SF, base rent of $2.06 PSF, tenant location does not report sales; Country Roads: 52,149 SF, base rent of $2.73 PSF, sales of $85 PSF).
(7)
Includes five Hibbett Sports locations (Village Square: 5,000 SF, no base rent (tenant pays percentage rent only), sales of $83 PSF; Prestonsburg Village: 5,000 SF, base rent of $10.00 PSF, tenant location does not report sales; Jackson Park: 7,761 SF, base rent of $8.25 PSF, sales of $130 PSF; River Creek Village: 4,533 SF, base rent of $8.75 PSF, sales of $160 PSF; Oak Station: 9,000 SF, base rent of $6.84 PSF, tenant location does not report sales).

(8)
Includes two Harvey’s locations (Flint River Plaza: 22,197 SF, base rent of $4.87 PSF, sales of $261 PSF; Green Acres: 18,202 SF, base rent of $5.25 PSF, sales of $352 PSF); per an agreement between Delhaize (the parent company of Harvey’s) and BI-LO, the Harvey’s chain is expected be acquired by BI-LO which has credit ratings of NR / B2 / B (Fitch/MIS/S&P).

(9)
Includes three Dollar Tree locations (Jackson Square: 8,000 SF, base rent of $7.00 PSF, tenant location does not report sales; Prestonsburg Village: 8,083 SF, base rent of $8.75 PSF, tenant location does not report sales; Village Center: 8,470 SF, base rent of $8.00 PSF, sales of $118 PSF).

(10)
Includes two Greer’s Food Tiger locations (Vancleave Center: 18,400 SF, base rent of $5.05 PSF, tenant location does not report sales; Quitman Center: 19,000 SF, base rent of $5.05 PSF, tenant location does not report sales).

(11)
Includes two Goodwill locations (Prestonsburg Village: 11,963 SF, base rent of $7.50 PSF, tenant location does not report sales; Oak Station: 11,200 SF, base rent of $8.49 PSF, tenant location does not report sales).

(12)
Includes two Save-A-Lot locations (Prestonsburg Village: 20,238 SF, base rent of $4.50 PSF, tenant location does not report sales; Oak Station: 14,000 SF, base rent of $5.07 PSF, tenant location does not report sales).

(13)	Includes two Fred’s locations (Flint River Plaza: 18,000 SF, base rent of $4.25 PSF, sales of $106 PSF; Oak Station: 23,900 SF, base rent of $3.23 PSF, tenant location does not report sales).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

REGENCY PORTFOLIO

The following table presents certain information relating to the lease rollover schedule at the Regency Portfolio Properties, based on initial expiration dates:

Lease Expiration Schedule(1)(2)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	56,298	4.1	4.1%	323,776	5.2	$5.75	9
2014	103,538	7.6	11.7%	764,841	12.3	$7.39	28
2015	260,113	19.1	30.8%	1,156,164	18.5	$4.44	31
2016	169,417	12.4	43.3%	989,120	15.9	$5.84	25
2017	193,832	14.2	57.5%	859,331	13.8	$4.43	17
2018	219,015	16.1	73.6%	1,283,276	20.6	$5.86	20
2019	57,281	4.2	77.8%	178,187	2.9	$3.11	2
2020	90,273	6.6	84.4%	186,000	3.0	$2.06	1
2021	128,061	9.4	93.8%	423,009	6.8	$3.30	5
2022	3,571	0.3	94.0%	26,783	0.4	$7.50	1
2023	5,000	0.4	94.4%	50,000	0.8	$10.00	1
2024	0	0.0	94.4%	0	0.0	$0.00	0
2025 & Thereafter	0	0.0	94.4%	0	0.0	$0.00	0
Vacant	76,152	5.6	100.0%	0	0.0%	$0.00	0
Total / Wtd. Avg.	1,362,551	100.0%		$6,240,487	100.0%	$4.85	140

(1)	Calculated based on approximate square footage occupied by each tenant.
(2)	A 1,800 SF unit at Jackson Park occupied by Little Caesars (that is not part of the collateral) is not included in the rollover schedule.

■	Operating History and Underwritten Net Cash Flow. The following table presents the Underwritten Net Cash Flow for the Regency Portfolio Properties:

Cash Flow Analysis
	2010(1)	2011	2012	TTM 8/31/2013(2)	Underwritten(3)	Underwritten $ per SF
Base Rent(4)	$4,779,361	$5,703,200	$6,159,807	$6,049,390	$6,240,487	$4.58
Rent Steps	0	0	0	0	26,319	0.02
Percentage Rent	116,928	128,213	100,530	119,811	119,811	0.09
Gross Up Vacancy	0	0	0	0	506,305	0.37
Total Rent	$4,896,289	$5,831,413	$6,260,337	$6,169,201	$6,892,921	$5.06
Total Reimbursable	932,257	1,063,039	1,071,326	950,900	1,241,956	0.91
Other Income	5,470	18,203	10,569	10,140	10,140	0.01
Vacancy & Credit Loss	(5,253)	(46,878)	(28,328)	(35,655)	(803,908)	(0.59)
Effective Gross Income	$5,828,763	$6,865,777	$7,313,904	$7,094,586	$7,341,110	$5.39

Total Operating Expenses	$1,891,439	$2,182,914	$2,054,559	$1,973,810	$2,118,747	$1.55

Net Operating Income	$3,937,324	$4,682,863	$5,259,345	$5,120,776	$5,222,362	$3.83
TI/LC	0	0	0	0	549,594	0.40
Capital Expenditures	0	0	0	0	272,510	0.20
Net Cash Flow	$3,937,324	$4,682,863	$5,259,345	$5,120,776	$4,400,258	$3.23

(1)	2010 cash flows include thirteen of fourteen properties (Oak Station was acquired in May 30, 2013 and 2010 cash flows were not provided by the seller).
(2)
Because certain properties were acquired in 2012 and 2013 and monthly figures were not provided by the seller, TTM 8/31/2013 includes trailing twelve month figures for ten properties and annualized figures for four properties (Prestonsburg Village, Twin County Plaza, Oak Station and Country Roads).

(3)	Underwritten cash flow based on the 08/14/2013 rent roll with rent steps through 12/31/2013.
(4)	Underwritten base rent is based on gross potential income.

■	Appraisal. According to the appraisals, the Regency Portfolio Properties had an aggregate “as-is” appraised value of $59,025,000 as of August, 2013.

■
Environmental Matters.  According to the Phase I reports dated as of August, 2013, there are no recommendations for further action at any of the Regency Portfolio Properties other than six Operation and Maintenance plans for asbestos-containing materials at the Flint River Plaza, Jackson Square, Town and Country Center, Green Acres, Jackson Park and Country Roads properties which were required to be put in place at origination.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

REGENCY PORTFOLIO

■
Market Overview.  The Regency Portfolio Properties are located in 13 separate markets in eight states.  Published third-party market statistics are not generally available for these locations.  For each property, the appraiser projected a stabilized vacancy rate based on historical occupancy of the applicable property, current vacancy in the market, and the appraiser’s perception of future market vacancy.  In certain cases the appraiser also estimated a collection loss adjustment.  For the 14 properties, the appraiser’s projected vacancy rates (including collection loss where applicable) ranged from 5.0% to 16.0%.  Physical vacancies at the Regency Portfolio Properties reported by the related borrowers ranged from 0% to 24.3%.

■
The Borrowers. There are six co-borrowers of the Regency Portfolio Loan, each of which is a single-member Delaware limited liability company: Regency Marianna LLC, Regency Georgia I LLC, Regency Mississippi I LLC, Regency Jackson Square LLC, Regency Seymour LLC and Regency Appalachia LLC.  Legal counsel for the borrower delivered a single non-consolidation opinion for all of the co-borrowers.  The co-borrowers are each owned by Regency CSP I LLC, a Delaware limited liability company that is wholly owned by Regency Commercial Associates LLC, that is the non-recourse carveout guarantor of the Regency Portfolio Loan.

■
Escrows.  At origination, the borrower was required to fund an insurance reserve in an amount equal to one-fourth of the amount the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period.  The insurance reserve will be held throughout the life of the loan.  Notwithstanding the foregoing, if at any time while the loan remains outstanding borrower fails to deliver to lender evidence reasonably satisfactory to lender that borrower has paid the quarterly invoice on account of insurance premiums not less than ten (10) business days prior to the due date of such payment, then from and after such date borrower shall be required to make monthly deposits to the tax and insurance escrow account, each equal to one-twelfth of the insurance premiums that lender estimates (in its reasonable judgment) will be payable during the next ensuing twelve (12) months, in order to accumulate with the lender sufficient funds to pay all of such insurance premiums at least thirty (30) days prior to their respective dates thereof.  In addition, the borrower is required to fund a tax reserve with monthly deposits in an amount equal one-twelfth of the amount the lender estimates will be necessary to pay taxes and other charges for the Regency Portfolio Properties over the then succeeding twelve month period.  Notwithstanding the foregoing, with respect to that portion (the “Wal-Mart Parcel”) of Prestonsburg Village, located in Prestonsburg, Kentucky that is leased to Wal-Mart Stores, Inc. (“Wal-Mart”), for so long as Wal-Mart continues to lease the Wal-Mart Parcel and is timely paying all taxes and other charges with respect to the Wal-Mart Parcel, then in lieu of making monthly tax escrows with respect to the Wal-Mart Parcel, borrower is required at all times to maintain on deposit in the tax escrow account, with respect to the Wal-Mart Parcel, an amount equal to the then-current annual amount of taxes and other charges with respect to the Wal-Mart Parcel, and if Wal-Mart ever fails to timely pay taxes or other charges with respect to the Wal-Mart Parcel, lender is required to disburse such amounts (whereupon the monthly deposits with respect to the Wal-Mart Parcel will resume).

The borrower was also required to escrow $170,095 for deferred maintenance at the Regency Portfolio Properties.

Further, the borrower is required to escrow $22,709 per month ($0.20 per SF per year) for replacement reserves.  This reserve will be capped at $825,000.

Additionally, the borrower is required to fund a TI/LC rollover reserve on a monthly basis at a rate equal to $45,785 per month ($0.40 per SF per year).  This reserve will be capped at $1,000,000.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

REGENCY PORTFOLIO

■
Lockbox and Cash Management. The Regency Portfolio loan is structured with a hard lockbox and springing cash management which are already in place.  The cash management is triggered upon the following: (a) event of default, (b) debt service coverage ratio below 1.10x for two consecutive quarters, or (c) if, on or prior to July 6, 2023, the related borrowers do not provide a duly executed commitment letter to refinance the Regency Portfolio Loan meeting certain requirements more fully set forth in the documents governing the Regency Portfolio Loan.  The loan documents also require that all rents received by the borrower or the property manager be immediately deposited into the lockbox account.  During the continuance of an event of default or Regency Portfolio Loan trigger period, all amounts in the lockbox account or operating account are required to be swept to a lender-controlled cash management account.  On each due date during a Regency Portfolio Loan trigger period, provided no event of default is continuing, the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses and all remaining amounts will be reserved in an excess cash flow reserve account.  If no Regency Portfolio Loan trigger period or event of default is continuing, all amounts in the excess cash flow reserve account will be remitted as directed by the borrower.  During the continuance of an event of default, the lender may apply all funds on deposit in the cash management account to amounts payable under the Regency Portfolio Loan in such order of priority as the lender may determine.

■
Property Management.  The Regency Portfolio Properties are managed by Regency Property Services LLC, an affiliate of the borrowers, pursuant to management agreements between each borrower and the management company.  Under the loan documents, the Regency Portfolio may not be managed by any other party, other than a reputable and experienced management organization (which may be an affiliate of Regency Portfolio borrowers) possessing experience in managing properties similar in size, scope, use and value as the Regency Portfolio, as determined in accordance with the Regency Portfolio loan documents, and pursuant to an agreement either in the form of the existing management agreement or one reasonably acceptable to the holder of the Regency Portfolio Loan and with respect to which a Rating Agency Confirmation has been received.  The lender may require the borrower to replace the property manager if (i) the debt service coverage ratio (determined in accordance with the Regency Portfolio loan documents) for the immediately preceding two (2) calendar quarters is less than 1.0x, (ii) an event of default occurs and is continuing under the Regency Portfolio loan documents, (iii) the property manager becomes bankrupt or insolvent, or (iv) a material default by the property manager occurs under the management agreement beyond any applicable grace and cure periods.

■
Release of Collateral.  Provided no event of default is then continuing under the Regency Portfolio Loan, the loan documents permit a partial release of one or more of the individual properties during any period when prepayment of the Regency Portfolio Loan in full is permitted, subject to certain conditions, including, without limitation, the following:  (i) borrower prepays the loan in an amount equal to the greater of (I) 125% of the allocated loan amount with respect to such property, and (II) an amount such that, after giving effect to such release and related partial prepayment, (A) the debt service coverage ratio for the Regency Portfolio Loan with respect to the remaining properties is not  less than the greater of (x) 1.60x, and (y) the debt service coverage ratio with respect to both the released property and the remaining properties immediately prior to the proposed release; (B) the debt yield with respect to the remaining properties is not less than the greater of (x) 10.5%, and (y) the debt yield with respect to both the released property and the remaining properties immediately prior to the proposed release; and (C) the loan to value ratio for the remaining properties shall not exceed the lesser of (x) 68.5%, and (y) the loan to value ratio for both the released property and the remaining properties immediately prior to the proposed release; (ii) borrower pays the yield maintenance premium with respect to the amount being prepaid and (iii) if required by the Pooling and Servicing Agreement, receipt of a Rating Agency Confirmation and a legal opinion as to compliance with the applicable REMIC requirements.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The property, liability and business interruption insurance coverages required to be maintained under the Regency Portfolio loan documents are required to include coverage for losses due to acts of terrorism.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

SHADOW MOUNTAIN MARKETPLACE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHADOW MOUNTAIN MARKETPLACE

Shadow Mountain Marketplace
6415 North Decatur Boulevard
Las Vegas, NV 89131
LAS VEGAS
Las Vegas
TULE SPRINGS
SHEEP MOUNTAIN
CENTENNIAL HILLS
NORTH LAS VEGAS
NORTH CHEYENNE
LONE MOUNTAIN
GRAND TETON DR
ELKHORN RD
W ELKHORN RD
BRUCE WOODBURY BELTWAY
CENTENNIAL PKY
CENTENNIAL CENTER BLVD
W TROPICAL PKY
W ANN RD
W LONE MOUNTAIN RD
W CRAIG RD
W ALEXANDER RD
W CHEYENNE AVE
MICHAEL WAY
N DURANGO DR
N BUFFALO DR
N TENAYA WAY
N JONES BLVD
N DECATUR BLVD
N RAINBOW BLVD
N RANCHO DR
N EL CAPITAN WAY
Montecito Marketplace
Centennial Hospital
Montecito Crossing
Centennial Crossroads Plaza
Crossroads Towne Center
Thunderbird Family Sports Complex
Northwest Center & Tech Academy
Centennial Center
Centennial Pavilion
Centennial Plaza
Ann Decatur Marketplace
Painted Desert Golf Club
Los Prados Golf And Country Club
Rancho Santa Fe Plaza
Memory Gardens Cemetery
Golden Desert Plaza
Craig Marketplace
Rancho Sierra Shopping Center
Northbrooke Business Park
Craig Valley Plaza
Desert Oaks Plaza
Northridge Plaza
Cheyenne Village
Rainbow Ridge Plaza
Cheyenne Commons
Mountain View Hospital
Tonopah Plaza
NORTH LAS VEGAS AIR TERMINAL
Colbalt Data Center
Durango Hills Golf Club
Buckskin Park
W Wayne Bunker Family Park
Spring Valley
CARTIFACT.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHADOW MOUNTAIN MARKETPLACE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	Las Vegas, Nevada	Cut-off Date Principal Balance	$38,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$189.01
Size (SF)	201,044	Percentage of Initial Pool Balance	3.4%
Total Occupancy as of 7/1/2013	96.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/1/2013	96.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2007 / NAP	Mortgage Rate	5.75000%
Appraised Value	$54,000,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
Underwritten Revenues	$4,723,832	Original Interest Only Period (Months)	24
Underwritten Expenses	$893,948	Escrows(1)
Underwritten Net Operating Income (NOI)	$3,829,883		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,710,200	Taxes	$35,000	$22,000
Cut-off Date LTV Ratio	70.4%	Insurance	$32,500	$8,100
Maturity Date LTV Ratio	62.0%	Replacement Reserves	$0	$3,355
DSCR Based on Underwritten NOI / NCF	1.44x / 1.39x	TI/LC	$1,000,000	$12,570
Debt Yield Based on Underwritten NOI / NCF	10.1% / 9.8%	Other(2)	$68,850	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$38,000,000	86.4%	Loan Payoff	$42,458,855	96.5%
Principal’s New Cash Contribution	6,006,706	13.6	Reserves	1,136,350	2.6
			Closing Costs	411,501	0.9

Total Sources	$44,006,706	100.0%	Total Uses	$44,006,706	100.0%

(1)	See “—Escrows” below.
(2)	Other upfront reserve represents a deferred maintenance reserve ($68,850).

■
The Mortgage Loan.  The mortgage loan (the “Shadow Mountain Marketplace Loan”) is evidenced by a note in the original principal amount of $38,000,000 and is secured by a first mortgage encumbering an anchored retail center located in Las Vegas, Nevada (the “Shadow Mountain Marketplace Property”).  The Shadow Mountain Marketplace Loan was originated on October 11, 2013 and represents approximately 3.4% of the Initial Pool Balance.  The note evidencing the Shadow Mountain Marketplace Loan has an outstanding principal balance as of the Cut-off Date of $38,000,000 and an interest rate of 5.75000% per annum.  The proceeds of the Shadow Mountain Marketplace Loan were used to refinance the Shadow Mountain Marketplace Property.

The Shadow Mountain Marketplace Loan has an initial term of 120 months and has a remaining term of 120 months.  The Shadow Mountain Marketplace Loan requires payments of interest only for the initial 24 months and thereafter payments of principal and interest based on a 30-year amortization schedule.  The scheduled maturity date is the due date in November 2023.  Voluntary prepayment of the Shadow Mountain Marketplace Loan is prohibited prior to August 6, 2023.  Defeasance with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Shadow Mountain Marketplace Property is a 201,044 SF anchored retail shopping center located in Las Vegas, Nevada.  The Shadow Mountain Marketplace Property was constructed in 2007. The Shadow Mountain Marketplace Property includes a Best Buy (22.4% of GLA, expiring January 2018), Ashley Furniture (17.8% of GLA, expiring March 2019), SteinMart (13.9% of GLA, expiring November 2017), and Walgreens (7.4% of GLA, expiring December 2082).  The Shadow Mountain Marketplace Property is also shadow-anchored by Costco Wholesale which includes a Costco gasoline station and is not part of the collateral.  Cumulatively, the four largest tenants represent 61.5% of the GLA.  As of July 1, 2013, the Total Occupancy and Owned Occupancy were both 96.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHADOW MOUNTAIN MARKETPLACE

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Shadow Mountain Marketplace Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Best Buy	BB- / Baa2 / BB	45,000	22.4%	$725,400	17.6%	$16.12	1/31/2018	$722	2.6%	4, 5-year options
Walgreens	NR / Baa1 / BBB	14,820	7.4	586,000	14.2	39.54	12/31/2082	$439	9.6%	NA
SteinMart	NR / NR / NR	28,000	13.9	446,600	10.9	15.95	11/30/2017	$167	10.4%	3, 5-year options
Ashley Furniture	NR / NR / NR	35,853	17.8	358,530	8.7	10.00	3/31/2019	$190	7.4%	2, 5-year options
Pacific Dental	NR / NR / NR	3,850	1.9	207,900	5.1	54.00	11/30/2017	NA	NA	2, 5-year options
Wells Fargo Bank	AA- / A2 / A+	4,945	2.5	196,351	4.8	39.71	11/30/2026	NA	NA	4, 5-year options
Studio Salon	NR / NR / NR	5,330	2.7	156,000	3.8	29.27	5/30/2018	NA	NA	NA
Chili’s	BBB- / Ba2 / BBB-	5,903	2.9	154,000	3.7	26.09	11/30/2016	$527	5.4%	4, 5-year options
McDonald’s	BB+ / Ba2 / BB+	4,456	2.2	137,500	3.3	30.86	11/30/2027	NA	NA	4, 5-year options
Café Rio	NR / NR / NR	3,500	1.7	126,000	3.1	36.00	9/30/2018	NA	NA	2, 5-year options
Ten Largest Owned Tenants		151,657	75.4%	$3,094,281	75.2%	$20.40
Remaining Owned Tenants		41,379	20.6	1,020,764	24.8	24.67
Vacant Spaces (Owned Space)		8,008	4.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		201,044	100.0%	$4,115,046	100.0%	$21.32

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
SteinMart, Best Buy and Walgreens sales are based on July 2013 TDLinx reports.  Ashley Furniture sales are based on the 12-month period ending September 2013.  Chili’s sales are based on the 12-month period ending August 2013.

The following table presents certain information relating to the lease rollover schedule at the Shadow Mountain Marketplace Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	2,000	1.0	1.0%	80,000	1.9	40.00	1
2015	2,236	1.1	2.1%	68,350	1.7	30.57	2
2016	10,333	5.1	7.2%	272,128	6.6	26.34	4
2017	47,001	23.4	30.6%	1,045,802	25.4	22.25	9
2018	66,073	32.9	63.5%	1,300,814	31.6	19.69	8
2019	38,172	19.0	82.5%	428,100	10.4	11.22	2
2020	0	0.0	82.5%	0	0.0	0.00	0
2021	0	0.0	82.5%	0	0.0	0.00	0
2022	0	0.0	82.5%	0	0.0	0.00	0
2023	0	0.0	82.5%	0	0.0	0.00	0
2024 & Thereafter(2)	27,221	13.5	96.0%	919,851	22.4	33.79	4
Vacant	8,008	4.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	201,044	100.0%		$4,115,046	100.0%	$21.32	30

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Includes 3,000 SF management office.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHADOW MOUNTAIN MARKETPLACE

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Shadow Mountain Marketplace Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 6/1/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,851,333	$4,014,204	$4,039,037	$4,067,634	$4,115,046	$20.47
Percentage Rent	16,564	10,521	26,472	22,566	10,000	0.05
Total Rent	$3,867,898	$4,024,725	$4,065,509	$4,090,200	$4,125,046	$20.52
Total Reimbursables	948,935	549,757	528,446	497,452	647,311	3.22
Other Income	418	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	0	48,525	(0.24)
Effective Gross Income	$4,817,251	$4,574,482	$4,593,956	$4,587,652	$4,723,832	$23.50

Total Operating Expenses	$900,868	$809,864	$760,024	$636,582	$893,948	$4.45

Net Operating Income	$3,916,383	$3,764,617	$3,833,931	$3,951,070	$3,829,883	$19.05
TI/LC	0	0	0	0	79,474	0.40
Capital Expenditures	0	0	0	0	40,209	0.20
Net Cash Flow	$3,916,383	$3,764,617	$3,833,931	$3,951,070	$3,710,200	$18.45

(1)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 7/1/2013 rent roll.

■	Appraisal. According to the appraisal, the Shadow Mountain Marketplace Property had an “as-is” appraised value of $54,000,000 as of an effective date of August 8, 2013.

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Environmental Matters.  According to a Phase I environmental report, dated August 9, 2013, there are no recognized environmental conditions or recommendations for further action at the Shadow Mountain Marketplace Property.

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Market Overview and Competition.  The Shadow Mountain Marketplace Property is a 201,044 SF anchored retail shopping center located in Las Vegas, Nevada. The Shadow Mountain Marketplace Property is situated at the northwest corner of the 215 Beltway and the North Decatur Boulevard interchange.  Primary access to the neighborhood is provided by Interstate Highway 215 (also known as the 215 Beltway), which extends through the center of the Shadow Mountain Marketplace Property’s neighborhood. The 215 Beltway is currently under construction between Tenaya Way and Decatur Boulevard. The project is intended to build-out this section of the Beltway into a non-stop, four-lane freeway with new interchanges at Jones and Decatur Boulevards and a new bridge to carry Bradley Road over the freeway.  Two other major shopping centers are located in close proximity to the Shadow Mountain Property: Crossroads Towne Center and Decatur 215. Crossroads Towne Center is a 224,775 SF power center located adjacent to the east of the Shadow Mountain Marketplace Property.  Built in 2007, Crossroads Towne Center is approximately 94% occupied and anchored by Wal-Mart Supercenter and Bed, Bath & Beyond.  Decatur 215, built in 2009 and located 0.25 miles south of Shadow Mountain Marketplace Property across the 215 Beltway, has a gross leasable area of 247,400 SF and features tenants such as Target and WinCo.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHADOW MOUNTAIN MARKETPLACE

The following table presents certain information relating to the primary competition for the Shadow Mountain Marketplace Property:

Competitive Set(1)

	Shadow Mountain Marketplace	Crossroads Towne Center	Decatur 215	Deer Springs Town Center	Centennial Crossroads Plaza	Centennial Center
Property Type	Power Center	Power Center	Power Center	Power Center	Community Center	Power Center
Year Built / Renovated	2007 / NAP	2007 / NAP	2009 / NAP	2009 / NAP	2002 / NAP	2002 / NAP
Total GLA	201,044	224,775	247,400	334,406	265,000	900,000
Total Occupancy	96%	94%	100%	96%	96%	95%
Anchors	Best Buy, Ashley Furniture, SteinMart and Walgreens	Wal-Mart Supercenter and Bed, Bath & Beyond	Target and WinCo	Home Depot, Toys R Us, Michael’s, Ross, PetSmart, Staples and Target	Target and Vons	Wal-Mart Supercenter, Sam’s Club, Home Depot, Big Lots, Ross, Michaels, Office Max

(1)	Source: Appraisal.

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The Borrower.  The borrower is Shadow Mountain Marketplace, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Shadow Mountain Marketplace Loan.  Mark D. Linehan and Darrel W. Wright, each an individual, are, collectively and jointly and severally, the non-recourse carveout guarantors under the Shadow Mountain Marketplace Loan.

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Escrows.  At origination, the borrower funded (i) an escrow reserve in the amount of $35,000 in respect of taxes and $32,500 in respect of insurance premiums, (ii) an escrow reserve in the amount of $68,850 in respect of deferred maintenance, and (iii) an escrow reserve in the amount of $1,000,000 in respect of leasing reserves.  On each due date, the borrower is required to fund (i) the tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, (ii) the leasing reserve in the monthly amount of $12,570 (capped as described below), and (iii) a replacement reserve in the monthly amount of $3,355 (subject to a cap of $100,000).  On and after the due date in February 2018 (the first due date after the initial lease expiration date for SteinMart and Best Buy), the obligation to make payments into the leasing reserve is subject to a cap of $500,000, so long as (x) the loan debt yield is equal to or greater than 10.0%, (y) the borrower has leased all or substantially all of the space under the major leases in accordance with the loan documents and all approved major lease leasing expenses with respect thereto have been paid and (z) no Lease Sweep Period then exists.

A “Lease Sweep Period” is triggered: (i) at the earlier to occur of (a) twelve months prior to the end of the term of any major lease (Ashley Furniture, Best Buy, SteinMart, Walgreens or  any other lease that covers 14,000 or more SF) or (b) the unexercised notice of renewal date under a major lease (unless such major tenant has otherwise entered into an agreement to renew or extend the applicable major lease); (ii) if a major lease is surrendered, cancelled or terminated, (iii) if a major tenant discontinues its business at its premises (i.e., “goes dark”) or gives notice that it intends to do so; (iv) if a monetary or material non-monetary default on the part of a major tenant occurs under a major lease; or (v) if a major tenant files an insolvency proceeding.  A Lease Sweep Period ends upon the occurrence of: (A) for a Lease Sweep Period caused by clause (i) or clause (ii) above, if the tenant that triggered the Lease Sweep Period renews or extends its lease or the space demised under such lease is released pursuant to a replacement lease; (B) for a Lease Sweep Period caused by clause (iii) above, if the tenant that triggered the Lease Sweep Period renews or extends its lease or the space demised under such lease is released pursuant to a replacement lease or on the date on which $40 per square foot has been accumulated in the leasing reserve with respect to such space (it being agreed that if such space is the SteinMart space, any remaining portion of the initial leasing reserve deposit shall be credited towards such amount); (C) for a Lease Sweep Period caused by clause (iv) above, if such major tenant default is cured and no other major tenant default has occurred for a period of three consecutive months following such cure; and (D) for a Lease Sweep Period caused by an clause (v) above, if the insolvency proceeding has terminated and the applicable major lease has been affirmed, assumed or assigned in a manner satisfactory to the lender.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHADOW MOUNTAIN MARKETPLACE

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Lockbox and Cash Management.  The Shadow Mountain Marketplace Loan requires a hard lockbox which is already in place and springing cash management.  The loan documents require the borrower to direct the tenants to pay their rents directly to the hard lockbox, which is a lender-controlled blocked account.  The loan documents also require that all rents and other amounts received by the borrower or the property manager be deposited into the blocked account within one business day after receipt.  Unless a cash management period is continuing, all amounts in the blocked account are swept on a daily basis to a borrower-controlled operating account.  The Shadow Mountain Marketplace Loan provides for a cash management period in the event of (i) the debt yield, as calculated in accordance with the loan documents, is less than 7.95%, (ii) the existence of a Lease Sweep Period as determined in accordance with the loan documents, or (iii) an event of default.  During a cash management period, all funds in the lockbox are swept on a daily basis into the lender-controlled cash management account and any excess funds in the cash management account, after payment of debt service, the funding of required reserves and lender approved operating expenses, are held by the lender as cash collateral for the Shadow Mountain Marketplace Loan.  A cash management period is terminated once (i) the debt yield is at least 7.95% for two consecutive calendar quarters, (ii) the applicable Lease Sweep Period has ended or (iii) the event of default has been cured.

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Property Management.  The Shadow Mountain Marketplace Property is currently managed by Wynmark Company, which is an affiliate of the borrower and controlled by Mark D. Linehan, one of the guarantors of the non-recourse carveout, pursuant to a management agreement.  Under the loan documents, Shadow Mountain Marketplace Property must remain (i) managed by Wynmark Company or (ii) managed by a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may require the borrower to replace the property manager if (i) there is a default by the property manager under the management agreement, (ii) the filing of a bankruptcy petition or a similar event with respect to the property manager, (iii) if an event of default under the Shadow Mountain Marketplace Loan has occurred and is continuing, (iv) upon the gross negligence, malfeasance or willful misconduct of the property manager or (v) if the borrower fails to maintain a debt yield of at least 7.95% (calculated quarterly).

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Shadow Mountain Marketplace Property, plus at least eighteen (18) months of rental loss and/or business interruption coverage.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

1245 16TH STREET

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1245 16TH STREET

CARTIFACT
SANTA MONICA BAY
SANTA MONICA
1245 16th Street
Santa Monica, CA 90404
UCLA Orthopedic Medical Center
Saint Johns Health Center
WILSHIRE MONTANA
WESTSIDE
DOWNTOWN
3RD STREET PROMENADE
Santa Monica Place
Santa Monica Pier
CIVIC CENTER
Santa Monica High School
Sheraton Delfina
Woodlawn Cemetery
PICO DISTRICT
OCEAN PARK
MAIN STREET
Santa Monica College
Ralphs
MONTANA AVENUE
MONTANA AVE
IDAHO AVE
WASHINGTON AVE
CALIFORNIA AVE
WILSHIRE BLVD
ARIZONA AVE
SANTA MONICA BLVD
BROADWAY
COLORADO AVE
OLYMPIC BLVD
MICHIGAN AVE
PICO BLVD
OCEAN PARK BLVD
SANTA MONICA FWY
PACIFIC COAST HWY
OCEAN AVE
LINCOLN BLVD
Los Angeles
Long Beach
Anaheim
PACIFIC OCEAN

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1245 16TH STREET

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Santa Monica, California	Cut-off Date Principal Balance		$37,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$643.96
Size (SF)	57,457	Percentage of Initial Pool Balance		3.3%
Total Occupancy as of 8/1/2013	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/1/2013	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1988 / 2011	Mortgage Rate		4.92750%
Appraised Value	$61,600,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
Underwritten Revenues	$4,773,157
Underwritten Expenses	$977,386	Escrows
Underwritten Net Operating Income (NOI)	$3,795,770		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,654,679	Taxes	$147,903	$21,129
Cut-off Date LTV Ratio	60.1%	Insurance	$36,856	$3,351
Maturity Date LTV Ratio	60.1%	Replacement Reserves	$0	$1,772
DSCR Based on Underwritten NOI / NCF	2.05x / 1.98x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.3% / 9.9%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$37,000,000	100.0%	Loan Payoff	$30,535,279	82.5%
			Principal Equity Distribution	5,804,083	15.7
			Closing Costs	475,878	1.3
			Reserves	184,759	0.5
Total Sources	$37,000,000	100.0%	Total Uses	$37,000,000	100.0%

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The Mortgage Loan.  The mortgage loan (the “1245 16th Street Loan”) is evidenced by a note in the original principal amount of $37,000,000 and is secured by a first mortgage encumbering a medical office building located in Santa Monica, California (the “1245 16th Street Property”).  The 1245 16th Street Loan was originated by Goldman Sachs Mortgage Company on September 25, 2013 and represents approximately 3.3% of the Initial Pool Balance.  The note evidencing the 1245 16th Street Loan has an outstanding principal balance as of the Cut-off Date of $37,000,000 and has an interest rate of 4.92750% per annum.  The borrower utilized the proceeds of the 1245 16th Street Loan to refinance the existing debt on the 1245 16th Street Property.

The 1245 16th Street Loan had an initial term of 120 months and has a remaining term of 119 months.  The 1245 16th Street Loan requires payments of interest only during the term of the loan.  The scheduled maturity date is the due date in October 2023.  Voluntary prepayment of the 1245 16th Street Loan is prohibited prior to April 6, 2023.  Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

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The Mortgaged Property.  The 1245 16th Street Property is comprised of one three-story office building containing approximately 57,457 SF, and a subterranean four-story parking garage containing 500 parking spaces. The 1245 16th Street Property is located at the northeast corner of Arizona Avenue and 16th Street in Santa Monica, California and is directly across the street from the UCLA Santa Monica Medical Center hospital, a 266-bed general acute-care hospital. The building was constructed in 1988 and renovated in 2011.  As of August 1, 2013, the 1245 16th Street Property was occupied by 6 tenants with spaces ranging in size from 80 SF to 7,750 SF and the Total and Owned Occupancy were both 100.0%. The Regents of the University of California (Fitch: AA+ / MIS: Aa1 / S&P: AA) leases space under 10 separate leases for a total of 83.1% of the total square footage and 84.0% of the base rent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1245 16TH STREET

The following table presents certain information relating to the major tenants at the 1245 16th Street Property:

Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
The Regents of the University of California	AA+ / Aa1 / AA	47,762	83.1%	$3,016,337	84.0%	$63.15	(2)	NA
Santa Monica Women’s Healthcare Associates	NR / NR / NR	3,403	5.9	193,608	5.4	56.89	2/16/2016	1, 5-year option
Melinda W. Pruitt D.D.S.	NR / NR / NR	1,793	3.1	120,974	3.4	67.47	6/30/2019	2, 5-year options
Dr. Mark I. Handelsman aka Herbert A. Binder D.D.S.	NR / NR / NR	1,857	3.2	109,973	3.1	59.22	6/30/2014	1, 5-year option
Dr. Richard F. Levy	NR / NR / NR	1,838	3.2	106,324	3.0	57.85	9/30/2014	1, 5-year option
Dr. Stephen Sideroff	NR / NR / NR	804	1.4	44,802	1.2	55.72	11/30/2014	1, 5-year option
Largest Tenants		57,457	100.0%	$3,592,018	100.0%	$62.52
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		57,457	100.0%	$3,592,018	100.0%	$62.52

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
The Regents of the University of California has leases expiring in March 2016 (4,268 SF, base rent of $59.25 PSF), May 2016 (529 SF, base rent of $58.34 PSF), July 2016 (3,226 SF, base rent of $65.78 PSF), April 2017 (1,350 SF, base rent of $65.81 PSF), December 2019 (7,750 SF, base rent of $61.59 PSF), January 2020 (8,303 SF, base rent of $62.92 PSF), August 2020 (3,306 SF, base rent of $66.79 PSF), January 2021 (6,515 SF, base rent of $65.83 PSF), July 2022 (10,623 SF, base rent of $62.34 PSF) and October 2022 (1,892 SF, base rent of $65.81 PSF).

The following table presents certain information relating to the lease rollover schedule at the 1245 16th Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	4,499	7.8	7.8%	261,099	7.3	58.03	3
2015	0	0.0	7.8%	0	0.0	0.00	0
2016	11,426	19.9	27.7%	689,549	19.2	60.35	4
2017	1,350	2.3	30.1%	88,845	2.5	65.81	1
2018	0	0.0	30.1%	0	0.0	0.00	0
2019	9,543	16.6	46.7%	598,317	16.7	62.70	2
2020	11,609	20.2	66.9%	743,207	20.7	64.02	2
2021	6,515	11.3	78.2%	428,892	11.9	65.83	1
2022	12,515	21.8	100.0%	782,109	21.8	62.49	2
2023	0	0.0	100.0%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	57,457	100.0%		$3,592,018	100.0%	$62.52	15

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 1245 16th Street Property:

Historical Leased %(1)
	2010	2011	2012	As of 8/1/2013
Owned Space	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower which reflects year end occupancy for the indicated year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1245 16TH STREET

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 1245 16th Street Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 7/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,097,996	$3,236,185	$3,361,258	$3,439,736	$3,592,018	$62.52
Contractual Rent Steps	0	0	0	0	277,861	4.84
Total Reimbursement Revenue	55,249	149,556	77,773	50,811	28,566	0.50
Parking Revenue(3)	550,573	665,521	608,907	477,563	618,825	10.77
Other Revenue(4)	448,624	449,075	450,393	452,862	450,809	7.85
Vacancy Loss	0	0	0	0	(194,922)	(3.39)
Effective Gross Revenue	$4,152,442	$4,500,337	$4,498,331	$4,420,971	$4,773,157	$83.07

Total Operating Expenses	$996,911	$996,689	$961,888	$996,598	$977,386	$17.01

Net Operating Income	$3,155,531	$3,503,648	$3,536,443	$3,424,374	$3,795,770	$66.06
TI/LC	0	0	0	0	119,832	2.09
Capital Expenditures	0	0	0	0	21,259	0.37
Net Cash Flow	$3,155,531	$3,503,648	$3,536,443	$3,424,374	$3,654,679	$63.61

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 8/1/2013 and rent steps through 11/30/2014.
(3)	Parking income includes transient parking income on floors 1-2 of the parking garage.
(4)	Other income includes UCLA contract parking income for floors 3-4 of the parking garage and other miscellaneous items.

■	Appraisal. According to the appraisal, the 1245 16th Street Property had an “as-is” appraised value of $61,600,000 as of an effective date of August 23, 2013.

■
Environmental Matters. According to a Phase I environmental report dated September 9, 2013 there are no recognized environmental conditions or recommendations for further action at the 1245 16th Street Property.

■
Market Overview and Competition. The 1245 16th Street Property is located in Santa Monica, California. As of the 2nd quarter 2013, the Santa Monica office submarket contained 89 buildings totaling 8.7 million SF of inventory with an average vacancy level of 7.7% and average rental rate of $52.08 PSF and the Santa Monica medical office micromarket contained 22 buildings totaling approximately 1.2 million SF with an average vacancy level of 6.1% and average rental rate of $40.32 per SF. According to the appraisal, the 1245 16th Street Property’s direct comparables report vacancy levels lower than the submarket vacancy level of 7.7% and the 1245 16th Street Property is located across the street from the UCLA Santa Monica Medical Center hospital, a 266-bed general acute-care hospital.

The following table presents certain information relating to certain medical office lease comparables provided in the appraisal for the 1245 16th Street Property:

Medical Office Lease Comparables(1)
	1223 16th Street Santa Monica, CA	1304 15th Street Santa Monica, CA	1260 15th Street Santa Monica, CA	1919 Santa Monica Blvd Santa Monica, CA	2825 Santa Monica Blvd Santa Monica, CA
Year Built	2012	1972	1973	1991	1984
Total NRA	51,342	37,109	87,386	44,219	52,676
Total Occupancy	100%	95%	95%	100%	94%
Quoted Rent Rate per SF	$54.72	$54.00	$50.40 - $57.60	$50.40 - $52.20	$43.80
Escalations	4% Annual	3% Annual	3% Annual	3% - 4% Annual	3% Annual

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1245 16TH STREET

The following table presents certain information relating to certain medical office sales comparables provided in the appraisal for the 1245 16th Street Property:

Medical Office Sales Comparables(1)
Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
10630 Santa Monica Boulevard	Los Angeles	July 2013	2008	17,825	$15,100,000	$847.12	100%
1223 16th Street	Santa Monica	June 2013	2012	51,342	$56,494,840	$1,100.36	100%
2825 Santa Monica Boulevard	Santa Monica	May 2013	1984	52,676	$27,500,000	$522.06	94%
1304 15th Street	Santa Monica	July 2011	1972	36,765	$18,360,000	$499.39	94%
9001 Wilshire Boulevard	Beverly Hills	May 2011	1982	49,224	$26,413,000	$536.59	81%
The Golden Triangle Collection	Beverly Hills	April 2013	1989	269,405	$310,000,000	$1,150.68	95%

(1)	Source: Appraisal.

■
The Borrower.  The borrower is Santa Monica Arizona at 16th, L.P., a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 1245 16th Street Loan. Marshall A. Rockwell, Jr., an individual, and Laura H. Rockwell, an individual, are the guarantors of the non-recourse carveouts under the 1245 16th Street Loan.

■
Escrows. On the origination date the borrower funded (a) a tax reserve of $147,903 and (b) an insurance reserve of $36,856.  On each due date, the borrower is required to fund (a) a tax and insurance reserve account in an amount equal to one-twelfth of the amount sufficient to pay taxes and insurance premiums over the then succeeding twelve month period and (b) a capital expenditure reserve in the monthly amount of $1,772.

■
Lockbox and Cash Management. The 1245 16th Street Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account.  The loan documents also require that all rents received by the borrower or the property manager be deposited into the lockbox account (or the cash management account, if a trigger period or event of default is then continuing) within two business days after receipt.  So long as no event of default or 1245 16th Street Trigger Period is then continuing, all amounts in the lockbox account are required to be swept on a daily basis to an operating account accessible by borrower but pledged to lender.  During the continuance of an event of default or 1245 16th Street Trigger Period, all amounts in the lockbox account or operating account are required to be swept to a lender-controlled cash management account.  On each due date during a 1245 16th Street Trigger Period, provided no event of default is continuing (or at the lender’s discretion, during an event of default until the 1245 16th Street Loan is accelerated), the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses and all remaining amounts will be reserved in an excess cash flow reserve account.  If no 1245 16th Street Trigger Period or event of default is continuing, all amounts in the excess cash flow reserve account will be swept into the operating account on the earlier of (i) the next due date, and (ii) 10 business days after the borrower delivers evidence that no 1245 16th Street Trigger Period is then continuing.  During the continuance of an event of default, the lender may apply all funds on deposit in the cash management account to amounts payable under the 1245 16th Street Loan in such order of priority as the lender may determine.

A “1245 16th Street Trigger Period” means the period (1) commencing as of the last day of any fiscal quarter in which the debt service coverage ratio (as calculated under the loan documents) for the trailing 12-month period is less than 1.15x, and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio for the preceding 12-month period is greater than 1.25x; or (2) commencing upon the borrower’s failure to deliver the required annual, quarterly and monthly financial reports and ending when such financial reports are delivered, if no trigger period under clause (1) has commenced.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1245 16TH STREET

■
Property Management. The 1245 16th Street Property is currently managed by JCT Builders, Inc. pursuant to a management agreement.  Under the loan documents, the 1245 16th Street Property may not be managed by any other party, other than a management company reasonably approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may replace or require the borrower to replace the property manager during the continuance of an event of default under the 1245 16th Street Loan, following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure period) if the property manager files or is the subject of a petition in bankruptcy, if a trustee or receiver is appointed for the property manager’s assets, if the property manager makes an assignment for the benefit of creditors or if the property manager is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the 1245 16th Street Property, plus eighteen months of rental loss and/or business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is available to the borrower at commercially reasonable rates and terms, and such coverage is then typically required for similar commercial properties in the State of California by commercial lenders originating loans for securitization, the borrower is required to carry terrorism insurance throughout the term of the 1245 16th Street Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (not including the terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  The terrorism insurance is required to contain a deductible that is approved by the lender, is no larger than is customary for similar policies covering similar properties in the geographic market in which the 1245 16th Street Property are located and is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the 1245 16th Street Property are separately allocated under the blanket policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

WALNUT CREEK MARRIOTT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALNUT CREEK MARRIOTT

CARTIFACT
Pleasant Hill BART
Countrywood Center
GEARY RD
TREAT BLVD
BANCROFT RD
N MAIN ST
N CIVIC DR
3RD AVE
SAN LUIS RD
Heather Farms Park
Ygnacio Plaza Shopping Center
Walnut Creek Marriott
2355 North Main Street
Walnut Creek, CA 94596
Diablo Hills Golf Course
John Muir Medical Center Walnut Creek
YGNACIO VALLEY RD
Walnut Creek
SAN MIGUEL
US Post Office
Walnut Creek Superior Court
Walnut Creek BART
California DMV
Target
OVERLOOK
Civic Park
Walnut Creek City Hall
Walnut Creek Library
Shell Ridge Open Space
N CALIFORNIA BLVD
DOWNTOWN
MT DIABLO BLVD
Olympia Place
OLYMPIC BLVD
Broadway Plaza
WALNUT KNOLLS
SARANAP
S BROADWAY
Kaiser Permanente Walnut Creek
S MAIN ST
PACIFIC OCEAN
San Francisco
Oakland
San Jose

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALNUT CREEK MARRIOTT

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	Walnut Creek, California	Cut-off Date Principal Balance	$31,280,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$92,544.38
Size (Rooms)	338	Percentage of Initial Pool Balance	2.8%
Total TTM Occupancy as of 9/30/2013	72.3%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 9/30/2013	72.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	1986 / 2006, 2012	Mortgage Rate	5.04455%
Appraised Value(1)	$48,100,000	Original Term to Maturity (Months)	59
Original Amortization Term (Months)	300
Original Interest Only Period (Months)	11
Underwritten Revenues	$16,308,133
Underwritten Expenses	$12,692,804
Underwritten Net Operating Income (NOI)	$3,615,329	Escrows(3)
Underwritten Net Cash Flow (NCF)	$2,995,620	Upfront	Monthly
Cut-off Date LTV Ratio(1)	65.0%	Taxes	$140,000	$23,335
Maturity Date LTV Ratio(2)	56.3%	Insurance	$176,035	$14,670
DSCR Based on Underwritten NOI / NCF	1.75x / 1.45x	FF&E	$0	$27,205
Debt Yield Based on Underwritten NOI / NCF	11.6% / 9.6%	Other(4)	$8,327,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$31,280,000	77.5%	Loan Payoff	$28,285,885	70.1%
Mezzanine Loan Amount	8,000,000	19.8	Reserves	8,643,035	21.4
Principal’s New Cash Contribution	1,075,000	2.7	Closing Costs	3,426,080	8.5

Total Sources	$40,355,000	100.0%	Total Uses	$40,355,000	100.0%

(1)
With respect to the Walnut Creek Marriott Loan, the Appraised Value is calculated based on the appraiser’s “as-is” appraised value of $41,300,000 plus a stated $6,800,000 “capital deduction” related to capital improvements at the Walnut Creek Marriott Property.  In connection with the origination, a PIP reserve of $8,200,000 was funded into escrow and serves as collateral for the Walnut Creek Marriott Loan. The Cut-off Date LTV Ratio without adding the $6,800,000 “capital deduction” is 75.7%.

(2)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $51,800,000.  The Maturity Date LTV Ratio calculated based on the appraiser’s “as-is” appraised value of $41,300,000 plus a stated $6,800,000 “capital deduction” related to capital improvements is 60.7%.

(3)	See “—Escrows” below.
(4)	Other reserve consists of the following: (i) a deferred maintenance reserve of $127,000 and (ii) a PIP reserve of $8,200,000.

■
The Mortgage Loan.  The mortgage loan (the “Walnut Creek Marriott Loan”) is evidenced by a note in the original principal amount of $31,280,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a 338-room hotel located in Walnut Creek, California (the “Walnut Creek Marriott Property”).  The Walnut Creek Marriott Loan was originated on October 11, 2013 and represents approximately 2.8% of the Initial Pool Balance.  The note evidencing the Walnut Creek Marriott Loan has an outstanding principal balance as of the Cut-off Date of $31,280,000 and an interest rate of 5.04455% per annum. The proceeds of the Walnut Creek Marriott Loan were used to refinance existing debt on the Walnut Creek Marriott Property.

The Walnut Creek Marriott Loan had an initial term of 59 months and has a remaining term of 58 months.   The Walnut Creek Marriott Loan requires monthly payments of interest and principal based on a 25-year amortization schedule.  The scheduled maturity date is the due date in September, 2018.  Voluntary prepayment of the Walnut Creek Marriott Loan is prohibited prior to June 6, 2018.  Defeasance with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Walnut Creek Marriott Property is a six-story, 338-room, full-service hotel located on 1.97 acres at 2355 North Main Street in Walnut Creek, California.  The Walnut Creek Marriott Property opened in 1987 and features 338 guestrooms, including 213 king bed rooms, seven queen bed rooms, 116 double/double bed rooms and two suite configurations.  Standard guestrooms average 320 SF in size.  The suite rooms range in size from 550 SF to 1,065 SF, provide complimentary access to the Club Level concierge lounge and offer more upgraded amenities. Other Walnut Creek Marriott Property facilities and amenities include A’Trio Restaurant which is open for breakfast, lunch and dinner, a fitness center, an outdoor swimming pool, a business center, 14 meeting rooms containing a total of 17,500 SF of meeting and function space, 212 garage parking spaces and 85 surface parking spaces which are leased from Bay Area Rapid Transit and are not a part of the collateral for the Walnut Creek Marriott Loan.  The borrower completed a multi-million dollar lobby renovation in May 2012. The Walnut Creek Marriott Property is subject to a Franchise Agreement dated September 18, 1993 between Marriott

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALNUT CREEK MARRIOTT

Corporation (“Franchisor”), and Windsor Capital Group, Inc., (“Franchisee”), an affiliate of the borrower that acts as the property manager. The agreement commenced on September 18, 1993 and was recently extended to April 30, 2015, with an automatic extension of the agreement to April 30, 2025, subject to the completion of the property improvement plan (“PIP”) by the end of the first quarter of 2015. See “—Franchise Agreement/PIP Work” below.

The following table presents certain information relating to the estimated 2012 demand analysis based on market segmentation with respect to the Walnut Creek Marriott Property, as provided in the appraisal report for the Walnut Creek Marriott Property:

2012 Accommodated Room Night Demand(1)
Property	Commercial	Meeting and Group	Leisure
Walnut Creek Marriott	55.0%	27.0%	18.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the trailing twelve month period through July 2013 penetration rates relating to the Walnut Creek Marriott Property as provided in the July 2013 travel research report:

TTM Through 7/31/2013 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Walnut Creek Marriott	102.6%	106.6%	109.4%

(1)	Source: July 2013 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Walnut Creek Marriott Property:

Walnut Creek Marriott(1)
	2010	2011	2012	TTM 9/30/2013
Occupancy(2)	59.8%	69.9%	69.4%	72.3%
ADR	$113.02	$115.92	$128.15	$129.24
RevPAR	$67.56	$81.02	$88.91	$93.49

(1)	As provided by the borrower.
(2)	Reflects average occupancy for the indicated period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALNUT CREEK MARRIOTT

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Walnut Creek Marriott Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 9/30/2013	Underwritten	Underwritten $ per Room
Room Revenue	$8,335,422	$9,995,332	$10,998,717	$11,533,846	$11,703,150	$34,625
Food Income	3,401,918	3,490,611	3,707,377	3,769,548	3,789,581	11,212
Telephone Revenue	6,099	(7,269)	3,236	2,635	3,157	9
Other Departmental Revenue(2)	447,700	445,089	614,425	844,704	784,315	2320
Other Revenue(3)	31,882	43,238	37,578	25,058	27,930	83
Total Revenue	$12,223,021	$13,967,001	$15,361,333	$16,175,791	$16,308,133	$48,249

Room Expense	$2,519,199	$2,618,316	$2,902,172	$2,845,695	$ 2,927,460	$ 8,661
Food Expense	2,926,359	3,068,863	3,162,823	3,154,366	3,213,773	9,508
Telephone Expense	25,383	25,457	24,575	24,797	23,344	69
Other Expense(4)	476,302	439,964	558,101	698,755	633,950	1,876
Total Departmental Expense	$5,947,241	$6,152,600	$6,647,671	$6,723,613	$6,798,527	$20,114
Total Undistributed Expense	3,714,788	4,101,661	3,860,652	3,920,940	3,911,226	11,572
Total Fixed Charges	1,513,759	1,711,182	1,779,049	1,776,045	1,983,052	5,867
Total Operating Expenses	$11,175,787	$11,965,443	$12,287,372	$12,420,598	$12,692,804	$37,553

Net Operating Income	$1,047,234	$2,001,558	$3,073,961	$3,755,193	$3,615,329	$10,696
FF&E	489,052	558,737	614,470	618,698	619,709	1,833
Net Cash Flow	$558,183	$1,442,821	$2,459,490	$3,136,495	$2,995,620	$8,863

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, owner expenses, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)
Other Operated Departmental Revenue includes parking revenue, gift shop sales, mini-bar revenues, laundry and valet revenues, vending revenues, internet revenue, pay TV and other miscellaneous revenues.

(3)	Other Revenue includes rental income from the rooftop antenna license with Sprint Spectrum, pet fees, miscellaneous fees, rebates and other miscellaneous income.
(4)	Other Expense includes, but is not limited to, similar items as listed in Other Revenue.

■
Appraisal.  According to the appraisal, the Walnut Creek Marriott Property had an appraised value calculated based on an “as-is” appraised value of $41,300,000 plus a stated $6,800,000 “capital deduction” related to capital improvements at the Walnut Creek Marriott Property, as of an effective date of July 29, 2013.  The Walnut Creek Marriott Loan provided a PIP reserve of $8,200,000 described under “Franchise Agreement/PIP Work” below, and an “as stabilized” (post PIP completion) value of $51,800,000 as of an effective date of August 1, 2015.

■	Environmental Matters. According to the Phase I environmental report, dated August 6, 2013 there are no recommendations for further action or investigation at the Walnut Creek Marriott Property.

■
Market Overview and Competition.  The Walnut Creek Marriott Property is located in Walnut Creek, California, a suburb in San Francisco’s East Bay. Access to the area is provided primarily by Interstate 680, California Route-24, and the Bay Area Rapid Transit (BART) heavy-rail public transit and subway system. Downtown Walnut Creek offers over 200 boutique and traditional retail outlets, anchored by Broadway Plaza, which contains designer stores such as Neiman Marcus, Nordstrom, and Macy’s. Downtown Walnut Creek also contains an abundance of office space, approximately five million SF and the greater Walnut Creek area, including Downtown Walnut Creek and the neighboring cities of Concord and Pleasant Hill, contains nearly 14 million SF of office space. The appraisal report indicates that the Walnut Creek Marriot Property’s primary competitive set is comprised of five hotels located in Walnut Creek and Concord, with a total of 1,215 rooms.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALNUT CREEK MARRIOTT

The following table presents certain information relating to the competitive set for the Walnut Creek Marriott Property:

Property	Number of Rooms	Year Opened	2012 Occupancy	2012 ADR	2012 RevPAR
Walnut Creek Marriott	338	1987	69%	$128.15	$89.15
Crown Plaza Concord	324	1971	62%	$91.00	$56.42
Embassy Suites Walnut Creek	249	1990	80%	$130.00	$104.00
Hilton Concord	329	1982	69%	$118.00	$81.42
Lafayette Park Hotel	138	1986	75%	$166.00	$124.50
Renaissance ClubSport Walnut Creek	175	2002	77%	$138.00	$106.26

Source: Appraisal

■
The Borrower.  The borrower is NPWC Hotel, LLC, a Delaware limited liability company, single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Walnut Creek Marriott Loan. Patrick M. Nesbitt and The Patrick M. Nesbitt Family Trust, jointly and severally, are the non-recourse carveout guarantors under the Walnut Creek Marriott Loan.

■
Escrows.  In connection with the origination of the Walnut Creek Marriott Loan, the borrower funded (i) an escrow reserve in the amount of $140,000 in respect of taxes and $176,035 in respect to insurance premiums, (ii) an escrow reserve in the amount of $127,000 in respect of deferred maintenance, and (iii) an escrow reserve in the amount of $8,200,000 for completion of the PIP Work described under “Franchise Agreement/PIP Work” below.  On each due date, the borrower is required to fund (i) the tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period and (ii) a reserve for furniture, fixtures and equipment in an amount equal to 2% of the borrower’s monthly gross revenue from the Walnut Creek Marriott Property based on the prior year for year one of the Walnut Creek Marriott Loan, 3% of the borrower’s monthly gross revenue for year two of the Walnut Creek Marriott Loan, 4% of the borrower’s monthly gross revenue for year three of the Walnut Creek Marriott Loan and 5% of the borrower’s monthly gross revenue for years four and five of the Walnut Creek Marriott Loan.

■
Lockbox and Cash Management.  The Walnut Creek Marriott Loan requires a hard lockbox and cash management, which are already in place.  All revenues with respect to the Walnut Creek Marriott Property (including, without limitation, credit card receivables, all cash revenues and all money received by borrower or on behalf of borrower) are required to be deposited directly into the lockbox account within two business days after receipt.  All amounts in the lockbox account are swept on a daily basis to a lender-controlled cash management account.  In addition, the Walnut Creek Marriott Loan provides for a cash flow sweep in the event that (i) the debt yield (as calculated under the loan documents) is less than 8.5% or (ii) upon the occurrence of an event of default; and such cash flow sweep ends upon (x) as to clause (i), the Walnut Creek Marriot Property achieving a debt yield of at least 8.5% for two consecutive calendar quarters and (y) as to clause (ii) the cure of such event of default and no other event of default then continuing.  A cash flow sweep also commenced as of the origination date of the Walnut Creek Marriott Loan and such cash flow sweep will end at such time that the borrower completes all of the PIP Work described under “Franchise Agreement/PIP Work” below and the term of the Franchise Agreement has been extended to a date no earlier than April, 2025. During a cash flow sweep, all excess funds in the cash management account, after the payment of debt service, the funding of required reserves, lender approved operating expenses and payments of debt service under the mezzanine loan, are retained by the lender and held as cash collateral for the Walnut Creek Marriott Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALNUT CREEK MARRIOTT

■
Property Management.  The Walnut Creek Marriott Property is operated by an affiliated manager, Windsor Capital Group, Inc. pursuant to a management agreement.  Under the loan documents, the Walnut Creek Marriott Property may not be managed by any other party except for a management company approved by the lender and the rating agencies.  The lender may require the borrower to replace the property manager if (i) an event of default is continuing under the loan documents, (ii) there is a default by the property manager under the management agreement, (iii) upon the gross negligence, malfeasance or willful misconduct of the property manager or (iv) the filing of a bankruptcy petition or a similar event with respect to the property manager.

■
Franchise Agreement/PIP Work.  The Walnut Creek Marriott Property is operated under the “Marriott” brand per the terms of a franchise agreement with Marriott Corporation. In connection with the origination of the Walnut Creek Marriott Loan, the borrower deposited $8,200,000 with the lender to be held by the lender and used to pay for renovations at the Walnut Creek Marriott Property required under the property improvement plans entered in to in connection with the franchise agreement.  The PIP generally requires improvements to guestrooms, meeting space, public areas and mechanical upgrades, among other things (the “PIP Work”).  The majority of the improvements will be to upgrade guestrooms and meeting space which account for approximately 69% of the total PIP Work.  The term of the franchise agreement expires April 30, 2015; provided, however, upon completion of the PIP Work, term of the franchise agreement may be extended for ten years.  The borrower is obligated under the terms of the loan documents to complete the PIP Work in accordance with the franchise agreement and, upon completion thereof, to timely extend the term of the franchise agreement.  The lender and Marriott Corporation have entered into a comfort letter pursuant to which the Walnut Creek Marriott Property will continue to be operated under the “Marriott” brand in the event lender takes possession of the Walnut Creek Marriott Property following an exercise of rights under the Walnut Creek Marriott Loan.

■
Mezzanine or Secured Subordinate Indebtedness.  Concurrently with the funding of the Walnut Creek Marriott Loan, Jefferies LoanCore LLC funded a mezzanine loan in the amount of $8,000,000 to NPWC Mezz LLC, a Delaware limited liability company, as mezzanine borrower, the owner of 100% of the equity interests in the borrower.  The mezzanine loan is secured by the mezzanine borrower’s equity interests in borrower.  The mezzanine loan has an interest rate of 13.00000% per annum and is coterminus with the Walnut Creek Marriott Loan.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Walnut Creek Marriott Property, plus eighteen (18) months of business interruption coverage.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Walnut Creek Marriott Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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UNIVERSITY TOWER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	MC-Five Mile
Location (City/State)	Durham, North Carolina	Cut-off Date Principal Balance	$26,970,629
Property Type	Office	Cut-off Date Principal Balance per SF	$145.81
Size (SF)	184,969	Percentage of Initial Pool Balance	2.4%
Total Occupancy as of 7/1/2013	95.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/1/2013	95.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1986 / NAP	Mortgage Rate	4.90000%
Appraised Value	$36,250,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(1)	Anthony H. Dilweg
Underwritten Revenues	$4,053,875
Underwritten Expenses	$1,409,763	Escrows
Underwritten Net Operating Income (NOI)	$2,644,112	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,391,939	Taxes	$300,175	$30,017
Cut-off Date LTV Ratio	74.4%	Insurance	$29,748	$2,704
Maturity Date LTV Ratio	68.6%	Replacement Reserves(2)	$0	$3,083
DSCR Based on Underwritten NOI / NCF	1.54x / 1.39x	TI/LC(3)	$4,750,000	$0
Debt Yield Based on Underwritten NOI / NCF	9.8% / 8.9%	Other(4)	$8,813	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$27,000,000	100.0%	Loan Payoff	$19,594,064	72.6%
Reserves	5,088,735	18.8
Principal Equity Distribution	1,987,543	7.4
Closing Costs	329,658	1.2

Total Sources	$27,000,000	100.0%	Total Uses	$27,000,000	100.0%

(1)	Anthony H. Dilweg is the guarantor of the non-recourse carveouts under the University Tower Loan.
(2)	Deposits into the replacement reserve are capped at $110,981.
(3)
The loan is structured with a rollover reserve which had an upfront deposit of $4,750,000 to be used primarily for the purposes of renewing or replacing the lease for the BCBS tenant.  Prior to the rollover of the lease for the BCBS tenant, the reserve may be used for (i) $4,525,000 for TI/LC for the purpose of renewing or replacing the lease for the BCBS tenant, provided that $250,000 of this portion of the reserve earmarked for the BCBS rollover will be made available to fund monthly debt service shortfalls and (ii) $225,000 to address TI/LC associated with other tenants at the property.  In the event that BCBS renews its lease or Duke University Health System (or another acceptable replacement tenant) leases the BCBS premises (70,024 SF), subject to certain conditions set forth in the loan agreement, all monies held in the rollover reserve in excess of $750,000 will be first used to fully fund the free rent reserve (if required) and then returned to the borrower. The balance of the rollover reserve will thereafter be subject to a floor of $500,000, with a monthly replenishment rate of $14,583.33 ($175,000 annually) if the balance falls below such floor until the amount on reserve is equal to or greater than $750,000. In the event that both the BCBS space and the space currently leased to Duke University Health System on a direct basis are re-leased to Duke University Health System, subject to certain conditions set forth in the loan agreement, all monies held in the rollover reserve in excess of $500,000 will be first used to fully fund the free rent reserve (if required) and then returned to the borrower.  The balance of the rollover reserve will thereafter be subject to a floor of $325,000, with a monthly replenishment rate of $14,583.33 ($175,000 annually) if the balance falls below such floor until the amount on reserve is equal to or greater than $500,000.  Amounts remaining in the rollover reserve following such return of monies may be used to fund general TI/LC costs for any tenant at the University Tower Property.

(4)	Other reserve represents a deferred maintenance reserve ($8,813).

The following table presents certain information relating to the tenants at the University Tower Property:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Duke University Health System (sublease from BCBS)	NR / NR / NR	70,024	37.9%	$1,604,757	39.6%	$22.92	6/30/2014	1, 3 year option
Duke University Health System (direct lease)	NR / NR / NR	36,268	19.6	804,062	19.9	22.17	2/28/2018	2, 5 year options
Wells Fargo Advisors	AA- / A2 / A+	11,233	6.1	291,496	7.2	25.95	3/31/2015	1, 5 year option
Jenkins, Wilson, Taylor & Hunt	NR / NR / NR	11,725	6.3	284,800	7.0	24.29	12/31/2016	1, 5 year option
Momentum Research	NR / NR / NR	8,360	4.5	218,769	5.4	26.17	3/31/2016	NA
University Club of Durham	NR / NR / NR	10,684	5.8	197,654	4.9	18.50	9/30/2025	NA
Bank of America	A / Baa2 / A-	7,501	4.1	186,882	4.6	24.91	10/31/2014	2, 5 year options
Ameritas Life Insurance Corp.	NR / NR / A+	3,890	2.1	92,154	2.3	23.69	5/31/2017	1, 5 year option
IMG College, LLC	NR / NR / NR	2,596	1.4	61,655	1.5	23.75	6/30/2017	NA
DLP Healthcare, LLC	NR / NR / NR	2,639	1.4	60,697	1.5	23.00	4/30/2018	2, 5 year options
Ten Largest Tenants		164,920	89.2%	$3,802,926	93.9%	$23.06
Remaining Tenants(2)		10,770	5.8	$248,318	6.1	23.06
Vacant		9,279	5.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		184,969	100.0%	$4,051,244	100.0%	$23.06

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Includes 1,170 SF comprised of a break room, maintenance office, and storage room which do not contribute to UW Base Rent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

UNIVERSITY TOWER

The following table presents the lease rollover schedule at the University Tower Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	668	0.4%	0.4%	$16,700	0.4%	$25.00	2
2013	0	0.0	0.4%	0	0.0	0.00	0
2014	82,548	44.6	45.0%	1,920,749	47.4	23.27	6
2015	12,896	7.0	52.0%	336,587	8.3	26.10	3
2016	21,347	11.5	63.5%	533,857	13.2	25.01	3
2017	6,486	3.5	67.0%	153,809	3.8	23.71	2
2018	39,891	21.6	88.6%	891,888	22.0	22.36	3
2019	0	0.0	88.6%	0	0.0	0.00	0
2020	0	0.0	88.6%	0	0.0	0.00	0
2021	0	0.0	88.6%	0	0.0	0.00	0
2022	0	0.0	88.6%	0	0.0	0.00	0
2023	0	0.0	88.6%	0	0.0	0.00	0
2024 & Thereafter(2)	11,854	6.4	95.0%	197,654	4.9	16.67	1
Vacant	9,279	5.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	184,969	100.0%		$4,051,244	100.0%	$23.06	20

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Includes 1,170 SF comprised of a break room, maintenance office, and storage room which do not contribute to UW Base Rent.

The following table presents certain information relating to historical leasing at the University Tower Property:

Historical Leased %(1)
	2010	2011	2012	As of 7/31/2013
Owned Space	95.4%	91.0%	93.8%	95.0%

(1)	As provided by the borrower which reflects year-end occupancy for each full calendar year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the University Tower Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 7/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,243,069	$3,320,377	$3,753,044	$3,939,720	$4,051,244	$21.90
Overage Rent	5,518	2,664	2,886	2,433	2,500	0.01
Gross Up Vacancy(3)	0	0	0	0	267,428	1.45
Total Rent	$3,248,587	$3,323,041	$3,755,930	$3,942,153	$4,321,172	$23.36
Total Reimbursables	75,424	70,569	59,719	83,688	70,670	0.38
Other Income	6,008	4,513	21,508	17,468	13,380	0.07
Less Vacancy & Credit Loss	0	0	0	0	(351,347)	(1.90)
Effective Gross Income	$3,330,019	$3,398,123	$3,837,157	$4,043,309	$4,053,875	$21.92

Total Operating Expenses	$1,382,042	$1,297,170	$1,321,112	$1,351,276	$1,409,763	$7.62

Net Operating Income	$1,947,977	$2,100,953	$2,516,045	$2,692,033	$2,644,112	$14.29
TI/LC	0	0	0	0	215,179	1.16
Capital Expenditures	43,954	13,379	202,195	26,270	36,994	0.20
Net Cash Flow	$1,904,023	$2,087,574	$2,313,850	$2,665,763	$2,391,939	$12.93

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 7/1/2013 and rent steps through 3/31/2014.
(3)
Gross Up Vacancy includes (i) $14,648 in rent steps through 3/31/2014 for Ameritas Life Insurance Corp; DLP Healthcare, LLC; and Matzeliger Corporation, and (ii) market rent applied to vacant space and to the 1,170 SF comprised of a break room, maintenance office, and storage room.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

OLYMPIA DEVELOPMENT WALGREENS PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	5	Loan Seller	RMF
Location (City/State)	Various	Cut-off Date Principal Balance	$22,730,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$286.83
Size (SF)	79,245	Percentage of Initial Pool Balance	2.0%
Total Occupancy as of 11/6/2013	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 11/6/2013	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate	5.02000%
Appraised Value	$31,700,000	Original Term to Maturity (Months)(1)	60
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	60
Borrower Sponsor(2)	William Touloumis
Underwritten Revenues	$1,859,354
Underwritten Expenses	$53,223	Escrows
Underwritten Net Operating Income (NOI)	$1,806,131	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,786,319	Taxes	$0	$0
Cut-off Date LTV Ratio	71.7%	Insurance	$0	$1,336
Maturity Date LTV Ratio(1)	71.7%	Replacement Reserves	$0	$660
DSCR Based on Underwritten NOI / NCF	1.56x / 1.54x	TI/LC	$0	$991
Debt Yield Based on Underwritten NOI / NCF	7.9% / 7.9%	Other	$0	$0

Sources	$	%	Uses	$	%
Loan Amount	$22,730,000	100.0%	Loan Payoff	$18,569,029	81.7%
Settlement/Payoff Costs(3)	3,785,707	16.7
Closing Costs	299,194	1.3
Principal Equity Distribution	76,070	0.3

Total Sources	$22,730,000	100.0%	Total Uses	$22,730,000	100.0%

(1)
Maturity date and Maturity Date LTV Ratio are based on the anticipated repayment date (“ARD”). Commencing on the ARD, (i) the interest rate will increase to a rate per annum equal to the greater of (a) the treasury index rate as of the ARD plus 4.00% and (b) 10.00%, and (ii) all excess cash flow will be swept and applied first, to the repayment of the outstanding principal balance, and second, to the payment of any accrued interest.

(2)	William Touloumis is the guarantor of the non-recourse carveouts under the Olympia Development Walgreens Portfolio Loan.
(3)
Settlement/Payoff Costs include (a) $125,000 paid to a prior lender in connection with the settlement of a litigation related to defaulted loans (as described under “Description of the Mortgage Pool—Default History, Bankruptcy Issues and Other Proceedings” in the Free Writing Prospectus) and (b) a portion of the remaining $11.75 million negotiated settlement amount related the prior bankruptcy of the Safety Harbor Resort & Spa property (as described under “Description of the Mortgage Pool— Default History, Bankruptcy Issues and Other Proceedings” in the Free Writing Prospectus).

The following table presents certain information relating to the Olympia Development Walgreens Portfolio Properties:

Property Address	City	State	Total GLA	Occupancy	Allocated Cut-off Date Loan Amount	% of Allocated Cut-off Date Loan Amount	Year Built / Renovated	Appraised Value	UW NCF	UW NCF per SF
3901 South Tamiami Trail	Sarasota	FL	17,145	100.0%	$5,700,000	25.1%	1999 / NAP	$8,300,000	$451,317	$26.32
4320 26th Street West	Bradenton	FL	15,930	100.0%	4,770,000	21.0	1998 / NAP	6,370,000	359,855	$22.59
2990 Five Forks Trickum Road	Lawrenceville	GA	15,120	100.0%	4,230,000	18.6	2000 / NAP	5,650,000	318,479	$21.06
90 South Sykes Creek Parkway	Merritt Island	FL	15,120	100.0%	4,220,000	18.6	1998 / NAP	6,300,000	346,948	$22.95
10563 Park Boulevard	Seminole	FL	15,930	100.0%	3,810,000	16.8	1995 / NAP	5,080,000	309,722	$19.44
Total / Wtd. Avg.			79,245	100.0%	$22,730,000	100.0%		$31,700,000	$1,786,319	$22.54

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

OLYMPIA DEVELOPMENT WALGREENS PORTFOLIO

The Olympia Development Walgreens Portfolio Loan is secured by the borrower’s fee simple interest in five freestanding stores 100.0% leased to Walgreens (S&P: BBB, Moody’s: Baa1).  The following table presents certain information relating to the respective Walgreens lease at the Olympia Development Walgreens Portfolio Properties:

Properties Based On Underwritten Base Rent

Property Address	City	State	Total GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(1)	Occupancy Cost	Renewal / Extension Options
3901 South Tamiami Trail	Sarasota	FL	17,145	21.6%	$477,750	25.2%	$27.87	7/31/2029	$516	5.9%	6, 5-year options
4320 26th Street West	Bradenton	FL	15,930	20.1	382,200	20.1	23.99	8/31/2028	$417	6.3%	6, 5-year options
2990 Five Forks Trickum Road	Lawrenceville	GA	15,120	19.1	338,800	17.9	22.41	8/31/2030	$486	5.2%	6, 5-year options
90 South Sykes Creek Parkway	Merritt Island	FL	15,120	19.1	368,550	19.4	24.38	8/31/2028	$400	6.7%	6, 5-year options
10563 Park Boulevard	Seminole	FL	15,930	20.1	330,000	17.4	20.72	10/31/2016	$286	7.2%	6, 5-year options
Total / Wtd. Avg.			79,245	100.0%	$1,897,300	100.0%	$23.94

(1)	Sales as of 12/31/2012.

The following table presents certain information relating to the lease rollover schedule at the Olympia Development Walgreens Portfolio Properties based on the lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	15,930	20.1	20.1%	330,000	17.4	20.72	1
2017	0	0.0	20.1%	0	0.0	0.00	0
2018	0	0.0	20.1%	0	0.0	0.00	0
2019	0	0.0	20.1%	0	0.0	0.00	0
2020	0	0.0	20.1%	0	0.0	0.00	0
2021	0	0.0	20.1%	0	0.0	0.00	0
2022	0	0.0	20.1%	0	0.0	0.00	0
2023	0	0.0	20.1%	0	0.0	0.00	0
2024 & Thereafter	63,315	79.9	100.0%	1,567,300	82.6	24.75	4
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	79,245	100.0%		$1,897,300	100.0%	$23.94	5

(1)	Calculated based on approximate square footage occupied by each tenant.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow for the Olympia Development Walgreens Portfolio Properties:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 7/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,065,000	$2,065,000	$2,065,008	$1,968,750	$1,897,300	$23.94
Total Reimbursables	0	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	0	(37,946)	(0.48)
Effective Gross Income	$2,065,000	$2,065,000	$2,065,008	$1,968,750	$1,859,354	$23.46

Total Operating Expenses	$13,883	$20,140	$18,070	$17,165	$53,223	$0.67

Net Operating Income	$2,051,117	$2,044,859	$2,046,938	$1,951,585	$1,806,131	$22.79
TI/LC	0	0	0	0	11,887	0.15
Capital Expenditures	0	0	0	0	7,925	0.10
Net Cash Flow	$2,051,117	$2,044,859	$2,046,938	$1,951,585	$1,786,319	$22.54

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 10/1/2013 rent roll with contractual rent decreases through 7/1/2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

8670 WILSHIRE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	Beverly Hills, California	Cut-off Date Principal Balance	$22,500,000
Property Type	Office	Cut-off Date Principal Balance per SF	$438.97
Size (SF)	51,256	Percentage of Initial Pool Balance	2.0%
Total Occupancy as of 9/17/2013	93.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 9/17/2013	93.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	1986 / 2002	Mortgage Rate	6.08900%
Appraised Value	$33,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Borrower Sponsor(1)	Andrew A. Brooks and Randhir S. Tuli
Underwritten Revenues	$3,299,596
Underwritten Expenses	$1,175,416
Underwritten Net Operating Income (NOI)	$2,124,180	Escrows
Underwritten Net Cash Flow (NCF)	$2,071,899	Upfront	Monthly
Cut-off Date LTV Ratio	67.2%	Taxes	$104,000	$14,800
Maturity Date LTV Ratio	62.9%	Insurance	$17,000	$4,900
DSCR Based on Underwritten NOI / NCF	1.30x / 1.27x	Replacement Reserves	$0	$855
Debt Yield Based on Underwritten NOI / NCF	9.4% / 9.2%	TI/LC	$235,620	$4,275

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan Amount	$22,500,000	90.0%	Loan Payoff	$13,761,335	55.0%
Mezzanine Loan Amount	2,500,000	10.0	Principal Equity Distribution	10,335,492	41.3
Closing Costs	546,553	2.2
Reserves	356,620	1.4
Total Sources	$25,000,000	100.0%	Total Uses	$25,000,000	100.0%

(1)	Andrew A. Brooks and Randhir S. Tuli are the guarantors of the non-recourse carveouts under the 8670 Wilshire Loan.

The following table presents certain information relating to the tenants at the 8670 Wilshire Property:

Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Affinity Healthcare Management Group(2)	NR / NR / NR	19,774	38.6%	$927,975	34.9%	$46.93	8/31/2018	1, 5-year option
Specialty Surgical Center of BH, LP	NR / NR / NR	15,000	29.3	928,800	34.9	$61.92	7/31/2020	3, 5-year options
Mink Radiologic Imaging	NR / NR / NR	5,502	10.7	340,020	12.8	$61.80	1/31/2018	2, 5-year options
Screening Services Group, LLC	NR / NR / NR	2,731	5.3	204,348	7.7	$74.83	12/31/2018	NA
Symbion ARC Support Services	NR / NR / NR	1,879	3.7	56,376	2.1	$30.00	7/31/2020	3, 5-year options
Dr. Levesque	NR / NR / NR	1,351	2.6	83,496	3.1	$61.80	4/24/2018	2, 5-year options
Epic Medical Management, LLC	NR / NR / NR	1,000	2.0	64,896	2.4	$64.90	11/30/2015	1, 5-year option
Alexander Café	NR / NR / NR	900	1.8	53,609	2.0	$59.57	9/30/2023	NA
Largest Owned Tenants		48,137	93.9%	$2,659,520	100.0%	$55.25
Remaining Owned Tenants		0	0.0	0	0.0	$0.00
Vacant		3,119	6.1	0	0.0	$0.00
Total / Wtd. Avg.		51,256	100.0%	$2,659,520	100.0%	$55.25

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant has a limited termination right upon six months prior written notice solely with respect to 1,915 rentable square feet of the tenant’s space utilized as storage space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

8670 WILSHIRE

The following table presents certain information relating to the lease rollover schedule at the 8670 Wilshire Property based on the initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	1,000	2.0	2.0%	64,896	2.4	64.90	1
2016	0	0.0	2.0%	0	0.0	0.00	0
2017	0	0.0	2.0%	0	0.0	0.00	0
2018	29,358	57.3	59.2%	1,555,839	58.5	53.00	4
2019	0	0.0	59.2%	0	0.0	0.00	0
2020	16,879	32.9	92.2%	985,176	37.0	58.37	2
2021	0	0.0	92.2%	0	0.0	0.00	0
2022	0	0.0	92.2%	0	0.0	0.00	0
2023	900	1.8	93.9%	53,609	2.0	59.57	1
2024 & Thereafter	0	0.0	93.9%	0	0.0	0.00	0
Vacant	3,119	6.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	51,256	100.0%		$2,659,520	100.0%	$55.25	8

(1)	Calculated based on approximate square footage occupied by each owned tenant.

The following table presents certain information relating to historical leasing at the 8670 Wilshire Property:

Historical Leased %(1)
	2011	2012	As of 9/17/2013
Owned Space	100.0%	100.0%	93.9%

(1)	As provided by borrower, which reflects average occupancy for the specified year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 8670 Wilshire Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 6/30/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,624,175	$2,678,695	$2,751,564	$2,787,822	$2,659,520	$51.89
Contractual Rent Steps	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$2,624,175	$2,678,695	$2,751,564	$2,787,822	$2,659,520	$51.89
Total Reimbursables	229,624	153,708	226,407	155,038	253,076	4.94
Other Income(3)	284,376	331,055	326,236	357,671	387,000	7.55
Vacancy & Credit Loss	0	0	0	0	0	0.00
Effective Gross Income	$3,138,175	$3,163,458	$3,304,208	$3,300,530	$3,299,596	$64.37

Total Operating Expenses(4)	$966,336	$1,009,659	$1,026,312	$1,043,004	$1,175,416	$22.93

Net Operating Income	$2,171,839	$2,153,799	$2,277,896	$2,257,526	$2,124,180	$41.44
TI/LC	0	0	0	0	51,256	1.00
Capital Expenditures	0	0	0	0	1,025	0.02
Net Cash Flow	$2,171,839	$2,153,799	$2,277,896	$2,257,526	$2,071,899	$40.42

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 9/17/13 rent roll.
(3)	Other income includes parking income.
(4)	Underwritten real estate taxes are based on appraiser’s estimated $33.9 million assessed value and effective tax rate of $1.13 per $100 of assessed value.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MARINER’S LANDING AND 2401 BERT

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties		2	Loan Seller		JLC
Location (City/State)		Various, CA	Cut-off Date Principal Balance		$22,260,866
Property Type		Mixed Use	Cut-off Date Principal Balance per SF		$86.34
Size (SF)		257,829	Percentage of Initial Pool Balance		2.0%
Total Occupancy as of 6/1/2013		95.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/1/2013		95.3%	Type of Security		Fee Simple
Year Built / Latest Renovation		Various / Various	Mortgage Rate		5.85000%
Appraised Value		$29,800,000	Original Term to Maturity (Months)		120
			Original Amortization Term (Months)		360
			Original Interest Only Period (Months)		NAP
			Borrower Sponsor(1)		Daniel H. Morgan
Underwritten Revenues		$2,980,826
Underwritten Expenses		$787,639	Escrows
Underwritten Net Operating Income (NOI)		$2,193,187		Upfront	Monthly
Underwritten Net Cash Flow (NCF)		$2,035,789	Taxes	$164,828	$25,750
Cut-off Date LTV Ratio		74.7%	Insurance	$0	$5,650
Maturity Date LTV Ratio		63.8%	Replacement Reserves	$0	$2,836
DSCR Based on Underwritten NOI / NCF		1.40x / 1.30x	TI/LC	$0	$17,500
Debt Yield Based on Underwritten NOI / NCF		9.9% / 9.1%	Other(2)	$57,969	$0

		Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,300,000	86.1%	Purchase Price	$ 15,270,744	59.0%
Principal’s New Cash Contribution	1,740,131	6.7	Loan Payoff	9,377,578	36.2
Mezzanine Loan Amount	1,500,000	5.8	Closing Costs	1,029,013	4.0
Unsecured Note(3)	360,000	1.4	Reserves	222,797	0.9

Total Sources	$ 25,900,131	100.0%	Total Uses	$ 25,900,131	100.0%

(1)	Daniel H. Morgan is the guarantor of the non-recourse carveouts under the Mariner’s Landing and 2401 Bert Loan.
(2)	Other upfront reserve consists of the following: (i) a deferred maintenance reserve of $5,469 and (ii) a seismic retrofit reserve of $52,500.
(3)	At origination, an affiliate of the borrower obtained seller financing in the form of an unsecured note in the amount of $360,000 in conjunction with the acquisition of the Mariner’s Landing Property.

The following table presents certain information relating to the Mariner’s Landing and 2401 Bert Properties:

Property Name	City	State	Allocated Cut-off Date Loan Amount	Total GLA	Occupancy(1)	Year Built	Year Renovated	Appraised Value
Mariner’s Landing	Sausalito	CA	$12,527,976	82,504	85.2%	1970	2008	$15,700,000
2401 Bert Drive	Hollister	CA	9,732,890	175,325	100.0%	1999, 2001	NAP	14,100,000
Total / Wtd. Avg. Portfolio			$22,260,866	257,829	95.3%			$29,800,000

(1)	Occupancy as of 6/1/2013

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MARINER’S LANDING AND 2401 BERT

The following table presents certain information relating to the major tenants at the Mariner’s Landing and 2401 Bert Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name(1)	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Packaging Plus	NR / NR / NR	175,325	68.0%	$1,157,148	40.7%	$6.60	6/30/2019	2, 5-year options
CP Shades	NR / NR / NR	16,194	6.3	434,604	15.3	26.84	6/30/2017	NA
All Over Marin Mini Storage(3)	NR / NR / NR	9,065	3.5	174,372	6.1	19.24	Various	NA
Somersault Snack Co.	NR / NR / NR	2,966	1.2	85,416	3.0	28.80	3/31/2016	1, 3-year option
Schulberg Mediaworks	NR / NR / NR	2,302	0.9	67,680	2.4	29.40	1/31/2016	NA
Mark Keller	NR / NR / NR	4,400	1.7	65,676	2.3	14.93	12/31/2013	NA
Ready Set Go Therapy	NR / NR / NR	2,467	1.0	59,208	2.1	24.00	2/28/2014	NA
Hood Sailmakers	NR / NR / NR	2,000	0.8	52,800	1.9	26.40	4/30/2014	NA
Red Tricycle	NR / NR / NR	1,428	0.6	45,456	1.6	31.83	2/29/2016	NA
Skadaddle Media	NR / NR / NR	1,371	0.5	45,000	1.6	32.82	1/31/2014	NA
Ten Largest Tenants		217,518	84.4%	$2,187,360	77.0%	$10.06
Remaining Tenants		28,091	10.9	652,872	23.0	23.24
Vacant		12,220	4.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		257,829	100.0%	$2,840,232	100.0%	$11.56

(1)	The 2401 Bert Drive property is occupied by a single tenant, Packaging Plus. All other tenants occupy the Mariner’s Landing property.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	All Over Marin Mini Storage occupies two spaces comprised of (i) 5,845 SF expiring on 5/31/2014 and (ii) 3,220 SF expiring on 5/31/2018.

The following table presents the lease rollover schedule at the Mariner’s Landing and 2401 Bert Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	11,720	4.5	4.5%	227,244	8.0	19.39	10
2014	25,568	9.9	14.5%	600,072	21.1	23.47	20
2015	5,038	2.0	16.4%	115,164	4.1	22.86	7
2016	6,696	2.6	19.0%	198,552	7.0	29.65	3
2017	17,142	6.6	25.7%	460,872	16.2	26.89	2
2018	4,120	1.6	27.3%	81,180	2.9	19.70	2
2019	175,325	68.0	95.3%	1,157,148	40.7	6.60	1
2020	0	0.0	95.3%	0	0.0	0.00	0
2021	0	0.0	95.3%	0	0.0	0.00	0
2022	0	0.0	95.3%	0	0.0	0.00	0
2023	0	0.0	95.3%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	95.3%	0	0.0	0.00	0
Vacant	12,220	4.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	257,829	100.0%		$2,840,232	100.0%	$11.56	45

(1)	Calculated based on approximate square footage occupied by each owned tenant.

The following table presents certain information relating to historical leasing at the Mariner’s Landing and 2401 Bert Properties:

Historical Leased %(1)

	2010	2011	2012	As of 6/1/2013
Owned Space	97.1%	97.1%	94.7%	95.3%

(1)	As provided by the borrower which reflects average occupancy for the indicated year or as of the stated date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MARINER’S LANDING AND 2401 BERT

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Mariner’s Landing and 2401 Bert Properties:

Cash Flow Analysis(1)

	2010	2011	2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,832,968	$2,836,599	$2,617,725	$2,840,232	$11.02
Percentage Rent	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	313,410	1.22
Total Rent	$2,832,968	$2,836,599	$2,617,725	$3,153,642	$12.23
Total Reimbursables	320,185	294,139	243,076	267,763	1.04
Other Income(3)	89	10,014	5,217	5,217	0.02
Less Vacancy & Credit Loss	(40,376)	(23,851)	(59,916)	(445,796)	(1.73)
Effective Gross Income	$3,112,866	$3,116,901	$2,806,102	$2,980,826	$11.56

Total Operating Expenses	$655,586	$669,935	$744,766	$787,639	$3.05

Net Operating Income	$2,457,280	$2,446,966	$2,061,336	$2,193,187	$8.51
TI/LC	0	0	0	129,140	0.50
Capital Expenditures	0	0	0	28,258	0.11
Net Cash Flow	$2,457,280	$2,446,966	$2,061,336	$2,035,789	$7.90

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on the 6/1/2013 rent roll with vacant space grossed up at market rents.
(3)	Other Income includes tenant refund income, storage income and other miscellaneous income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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YAMAL YIDIOS MULTIFAMILY PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	4	Loan Seller	MC-Five Mile
Location (City/State)	Houston, Texas	Cut-off Date Principal Balance	$19,470,503
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$19,787.10
Size (Units)	984	Percentage of Initial Pool Balance	1.7%
Total Occupancy as of 8/5/2013	89.8%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/5/2013	89.8%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate	5.10000%
Appraised Value	$30,750,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	300
Original Interest Only Period (Months)	NAP
Borrower Sponsor(1)	Yamal Yidios Char
Underwritten Revenues	$6,333,945
Underwritten Expenses	$4,114,275	Escrows
Underwritten Net Operating Income (NOI)	$2,219,670	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,844,766	Taxes	$406,284	$40,628
Cut-off Date LTV Ratio	63.3%	Insurance	$71,486	$23,829
Maturity Date LTV Ratio	56.3%	Replacement Reserves	$269,907	$31,250
DSCR Based on Underwritten NOI / NCF	1.61x / 1.34x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.4% / 9.5%	Other(2)	$966,471	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan Amount	$19,500,000	60.1%	Purchase Price	$29,978,422	92.3%
Principal’s New Cash Contribution	12,962,829	39.9	Reserves	1,714,148	5.3
Closing Costs	770,258	2.4

Total Sources	$32,462,829	100.0%	Total Uses	$32,462,829	100.0%

(1)	Yamal Yidios Char is the guarantor of the non-recourse carveouts under the Yamal Yidios Multifamily Portfolio Loan.
(2)	Other reserve is a deferred maintenance reserve ($966,471).

The following table presents certain information relating to the Yamal Yidios Multifamily Portfolio Properties:

Property Name	City	State	Allocated Cut-off Date Loan Amount	Total Units	Occupancy	Year Built / Renovated	Appraised Value	UW NCF	UW NCF per Unit
Valencia at Spring Branch	Houston	TX	$5,568,564	228	87.7%	1971 / 2012	$9,250,000	$523,348	$2,295
The Forest Apartments	Houston	TX	4,160,697	192	91.7%	1979 / 2011	6,350,000	386,449	$2,013
Pine Creek Apartments	Houston	TX	3,505,689	300	86.7%	1979 / 2012	7,300,000	357,009	$1,190
Kirkwood Landing Apartments	Houston	TX	6,235,554	264	93.9%	1981 / 2011	7,850,000	577,960	$2,189
Total / Wtd. Avg. Portfolio			$19,470,503	984	89.8%		$30,750,000	$1,844,766	$1,875

The following table presents certain information relating to the units and rent at the Yamal Yidios Multifamily Portfolio Properties:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Monthly Actual Rent per Unit	Underwritten Monthly Rent	Underwritten Rent(1)
1 Bed	492	624	$505	$496	$497	$2,933,495
2 Bed	384	854	$583	$595	$597	2,748,816
3 Bed	96	1,319	$762	$754	$755	869,772
4 Bed	12	1,200	$790	$769	$769	110,760
Total / Wtd. Avg.	984	789	$564	$563	$564	$6,662,843

Source: As provided by the borrower.
(1)	Underwritten Rent reflects in-place rent based on the 8/5/2013 rent rolls with vacant units grossed up at market rent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

YAMAL YIDIOS MULTIFAMILY PORTFOLIO

The following table presents certain information relating to historical leasing at the Yamal Yidios Multifamily Portfolio Properties:

Historical Leased %(1)
	2011	2012	As of 8/5/2013
Owned Space	52.9%	78.3%	89.8%

(1)	As provided by the borrower. The Yamal Yidios Multifamily Properties were renovated during 2011 and 2012 at a total cost of approximately $7.7 million.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Yamal Yidios Multifamily Portfolio Properties:

Cash Flow Analysis(1)
	2011(2)	2012(2)	TTM 5/31/2013	Underwritten(3)	Underwritten $ per Unit
Base Rent	$5,851,396	$6,526,959	$6,621,789	$5,973,624	$6,071
Gross Up Vacancy(4)	0	0	0	689,219	700
Gross Potential Rent	$5,851,396	$6,526,959	$6,621,789	$6,662,843	$6,771
Vacancy, Credit Loss & Concessions	(3,058,363)	(2,041,407)	(1,426,158)	(1,202,820)	(1,222)
Total Rent Revenue	$2,793,033	$4,485,552	$5,195,631	$5,460,023	$5,549
Other Revenue (5)	426,804	798,826	871,544	873,922	888
Effective Gross Income	$3,219,837	$5,284,378	$6,067,175	$6,333,945	$6,437

Total Operating Expenses	$3,536,951	$4,030,688	$4,211,770	$4,114,275	$4,181

Net Operating Income	($317,114)	$1,253,690	$1,855,405	$2,219,670	$2,256
Replacement Reserves	0	0	0	374,904	381
Net Cash Flow	($317,114)	$1,253,690	$1,855,405	$1,844,766	$1,875

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The properties were renovated in 2011 and 2012 at a total cost of approximately $7.7 million.
(3)	Base Rent reflects in-place rents based on the 8/5/2013 rent roll.
(4)	Gross Up Vacancy reflects vacant units at market rent.
(5)	Other Revenue includes utility income, parking income, application fees, and other miscellaneous revenues.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MCALLISTER PLAZA

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	San Antonio, Texas	Cut-off Date Principal Balance(1)	$18,000,000
Property Type	Office	Cut-off Date Principal Balance per SF	$94.63
Size (SF)	190,223	Percentage of Initial Pool Balance	1.6%
Total Occupancy as of 6/30/2013	93.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/30/2013	93.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	1982 / 2009	Mortgage Rate	5.28000%
Appraised Value	$27,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Term (Months)	12
Borrower Sponsor(2)	David Rawson and Joseph Blum
Underwritten Revenues	$4,224,772
Underwritten Expenses	$1,989,156	Escrows
Underwritten Net Operating Income (NOI)	$2,235,616	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,882,482	Taxes	$422,137	$42,214
Cut-off Date LTV Ratio	66.7%	Insurance	$31,671	$2,879
Maturity Date LTV Ratio	56.7%	Replacement Reserves	$0	$2,378
DSCR Based on Underwritten NOI / NCF	1.87x / 1.57x	TI/LC(3)	$958,668	$19,973
Debt Yield Based on Underwritten NOI / NCF	12.4% / 10.5%	Other(4)	$41,834	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,000,000	90.7%	Loan Payoff	$18,031,113	90.9%
Principal’s New Cash Contribution	1,610,846	8.1	Reserves	1,454,310	7.3
Other Sources	230,000	1.2	Other Uses	231,290	1.2
Closing Costs	124,133	0.6

Total Sources	$19,840,846	100.0%	Total Uses	$19,840,846	100.0%

(1)
Future mezzanine debt is permitted so long as the minimum debt yield excluding the mezzanine debt is 9.25%, the minimum debt yield including the mezzanine debt is 8.50%, a minimum combined debt service coverage ratio of 1.15x and a maximum combined loan-to-value ratio of 85.0%.

(2)	David Rawson and Joseph Blum are the guarantors of the non-recourse carveouts under the McAllister Plaza Loan.
(3)	TI/LC reserve is capped at $716,000.
(4)	Other reserves represent a deferred maintenance reserve of $12,500 and a free rent reserve of $29,334.

The following table presents certain information relating to the tenants at the McAllister Plaza Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Travelers	A / A2 / A	44,311	23.3%	$1,032,446	25.2%	23.30	10/31/2018	1, 5-year option
Pape Dawson Engineers	NR / NR / NR	30,820	16.2	693,450	16.9	22.50	8/31/2014	NA
BP Exploration & Production	NR / NR / NR	16,400	8.6	377,200	9.2	23.00	12/31/2016	1, 5-year option
Sedwick Claims Management	NR / NR / NR	12,269	6.4	294,456	7.2	24.00	12/31/2014	1, 5-year option
Gehan Homes, Ltd.	NR / NR / NR	8,534	4.5	202,246	4.9	23.70	1/31/2015	1, 3-year option
Salem Media of Texas, Inc.	NR / NR / NR	7,890	4.1	173,580	4.2	22.00	6/30/2017	2, 5-year options
Teksystems, Inc.	NR / NR / NR	8,116	4.3	168,407	4.1	20.75	12/31/2017	1, 3-year option
Travis Commercial Real Estate	NR / NR / NR	6,542	3.4	168,260	4.1	25.72	12/31/2016	NA
Harte Hanks STS, Inc.	NR / NR / NR	7,843	4.1	156,860	3.8	20.00	1/31/2015	2, 5-year options
Sorenson Communications	NR / NR / NR	4,756	2.5	121,278	3.0	25.50	10/31/2017	NA
Ten Largest Tenants		147,481	77.5%	$3,388,183	82.7%	$22.97
Remaining Tenants		30,083	15.8	711,097	17.3	23.64
Vacant		12,659	6.7	0	0.0	0.00
Total / Wtd. Avg. All Tenants		190,223	100.0%	$4,099,281	100.0%	$23.09

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MCALLISTER PLAZA

The following table presents the lease rollover schedule at the McAllister Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	44,635	23.5	23.5%	1,029,648	25.1	23.07	3
2015	29,014	15.3	38.7%	643,885	15.7	22.19	7
2016	34,446	18.1	56.8%	827,883	20.2	24.03	6
2017	22,535	11.8	68.7%	503,778	12.3	22.36	4
2018	46,934	24.7	93.3%	1,094,087	26.7	23.31	2
2019	0	0.0	93.3%	0	0.0	0.00	0
2020	0	0.0	93.3%	0	0.0	0.00	0
2021	0	0.0	93.3%	0	0.0	0.00	0
2022	0	0.0	93.3%	0	0.0	0.00	0
2023	0	0.0	93.3%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	93.3%	0	0.0	0.00	0
Vacant	12,659	6.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	190,223	100.0%		$4,099,281	100.0%	$23.09	22

(1)	Calculated based on approximate square footage occupied by each owned tenant.

The following table presents certain information relating to historical leasing at the McAllister Plaza Property:

Historical Leased %(1)

	2010	2011	2012	As of 6/30/2013
Owned Space	`60.8%	78.7%	90.8%	93.3%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the McAllister Plaza Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 7/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,164,889	$2,715,002	$3,450,902	$3,758,974	$4,027,306	$21.17
Contractual Rent Steps	0	0	0	0	71,975	0.38
Rooftop Rent	62,400	67,921	62,053	67,564	68,361	0.36
Gross Up Vacancy	0	0	0	0	303,816	1.60
Total Rent	$2,227,289	$2,782,923	$3,512,955	$3,826,538	$4,471,457	$23.51
Total Reimbursables	119,948	150,455	144,310	136,655	124,585	0.65
Other Income	40,002	74,193	88,797	88,334	88,334	0.46
Vacancy & Credit Loss	0	0	0	0	(459,604)	(2.42)
Effective Gross Income	$2,387,239	$3,007,572	$3,746,062	$4,051,527	$4,224,772	$22.21

Total Operating Expenses	$1,630,012	$1,860,065	$1,876,319	$1,859,233	$1,989,156	$10.46

Net Operating Income	$757,228	$1,147,507	$1,869,742	$2,192,294	$2,235,616	$11.75
TI/LC	0	0	0	0	324,600	1.71
Replacement Reserves	0	0	0	0	28,533	0.15
Net Cash Flow	$757,228	$1,147,507	$1,869,742	$2,192,294	$1,882,482	$9.90

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten base rent based on contractual rents as of 6/30/2013 and contractual rent steps through 3/1/2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARKWAY AND PARKGREEN ON BELLAIRE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	RMF
Location (City/State)	Houston, Texas	Cut-off Date Principal Balance	$16,750,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$25,572.52
Size (Units)	655	Percentage of Initial Pool Balance	1.5%
Total Occupancy as of 8/2/2013	95.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/2/2013	95.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	1968, 1982 / 2011-2012	Mortgage Rate	5.35000%
Appraised Value	$22,490,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	36
Borrower Sponsor(1)	Ajay K. Gupta
Underwritten Revenues	$4,609,414
Underwritten Expenses	$2,852,908	Escrows
Underwritten Net Operating Income (NOI)	$1,756,507	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,592,757	Taxes	$257,394	$24,514
Cut-off Date LTV Ratio	74.5%	Insurance	$114,417	$19,069
Maturity Date LTV Ratio	66.4%	Replacement Reserves	$0	$13,646
DSCR Based on Underwritten NOI / NCF	1.56x / 1.42x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.5% / 9.5%	Other(2)	$65,094	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,750,000	74.8%	Purchase Price	$21,500,000	96.0%
Principal’s New Cash Contribution	5,651,835	25.2	Closing Costs	464,931	2.1
Reserves	436,904	2.0

Total Sources	$22,401,835	100.0%	Total Uses	$22,401,835	100.0%

(1)	Ajay K. Gupta is the guarantor of the non-recourse carveouts under the Parkway and Parkgreen on Bellaire Loan.
(2)	Other reserve represents an upfront deferred maintenance reserve of $65,094 (125% of immediate/short-term repairs).

The following table presents certain information relating to the units and rent at the Parkway and Parkgreen on Bellaire Property:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Yearly Market Rent	Monthly Actual Rent per Unit	Yearly Actual Rent
Parkway - Efficiency	35	414	$410	$172,200	$447	$182,400
Parkway - 1 Bed / 1 Bath	36	539	$517	223,344	$478	206,461
Parkway - 1 Bed / 1 Bath	84	661	$527	531,216	$478	447,342
Parkway - 1 Bed / 1 Bath	73	687	$660	578,160	$525	459,637
Parkway - 1 Bed / 1 Bath	24	818	$708	203,904	$561	154,789
Parkway - 2 Bed / 2 Bath	48	853	$671	386,496	$627	315,877
Parkway - 2 Bed / 2 Bath	48	970	$797	459,072	$696	367,367
Parkgreen - 1 Bed / 1 Bath	40	684	$575	276,000	$522	237,936
Parkgreen - 1 Bed / 1 Bath	32	702	$580	222,720	$526	195,575
Parkgreen - 1 Bed / 1 Bath	24	774	$648	186,624	$557	153,707
Parkgreen - 2 Bed / 1.5 Bath	23	1,132	$860	237,360	$695	183,517
Parkgreen - 2 Bed / 1 Bath	80	900	$721	692,160	$642	592,995
Parkgreen - 2 Bed / 1 Bath	32	936	$715	274,560	$645	239,810
Parkgreen - 2 Bed / 2 Bath	46	1,008	$812	448,224	$649	334,884
Parkgreen - 3 Bed / 2 Bath	30	1,224	$900	324,000	$830	288,756
Total / Wtd. Avg.	655	803	$664	$5,216,040	$583	$4,361,056

Source: As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARKWAY AND PARKGREEN ON BELLAIRE

The following table presents certain information relating to historical leasing at the Parkway and Parkgreen on Bellaire Property:

Historical Leased %(1)
	2010	2011	2012	As of 8/2/2013
Owned Space	NAV	89.0%	94.0%	95.3%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Parkway and Parkgreen on Bellaire Property:

Cash Flow Analysis(1)

	2011	2012	TTM 6/30/2013	Underwritten(2)	Underwritten $ per Unit
Base Rent	$4,344,015	$4,497,812	$4,539,584	$4,361,056	$6,658
Gross Up Vacancy	0	0	0	251,352	384
Gross Potential Rent	$4,344,015	$4,497,812	$4,539,584	$4,612,408	$7,042
Vacancy, Credit Loss & Concessions	(956,884)	(512,921)	(416,537)	(482,362)	(736)
Total Rent	$3,387,131	$3,984,891	$4,123,047	$4,130,045	$6,305
Other Income(3)	289,312	475,451	479,369	479,369	732
Effective Gross Income	$3,676,443	$4,460,342	$4,602,416	$4,609,414	$7,037

Total Operating Expenses	$2,778,457	$2,857,796	$2,915,243	$2,852,908	$4,356

Net Operating Income	$897,986	$1,602,546	$1,687,173	$1,756,507	$2,682
Capital Expenditures	0	0	0	163,750	250
Net Cash Flow	$897,986	$1,602,546	$1,687,173	$1,592,757	$2,432

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on the 8/2/2013 rent roll.
(3)	Other Income includes tenant reimbursements for gas, water, sewer, and trash, and application fees, late fees, termination fees, pet fees, laundry income, and other miscellaneous revenues.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE PORTLAND PARAMOUNT HOTEL

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	Portland, Oregon	Cut-off Date Principal Balance	$15,964,581
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$103,666.11
Size (Rooms)	154	Percentage of Initial Pool Balance	1.4%
Total TTM Occupancy as of 8/31/2013	80.1%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 8/31/2013	80.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	2000 / 2009-2013	Mortgage Rate	5.11900%
Appraised Value	$36,400,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(1)	Michael Bashaw, Rodney Olson and Steve Goodfellow
Underwritten Revenues	$6,654,359
Underwritten Expenses	$3,874,159
Underwritten Net Operating Income (NOI)	$2,780,200	Escrows
Underwritten Net Cash Flow (NCF)	$2,447,482	Upfront	Monthly
Cut-off Date LTV Ratio	43.9%	Taxes	$185,600	$15,500
Maturity Date LTV Ratio	36.3%	Insurance	$23,800	$4,800
DSCR Based on Underwritten NOI / NCF	2.66x / 2.34x	FF&E(2)	$0	$22,181
Debt Yield Based on Underwritten NOI / NCF	17.4% / 15.3%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,000,000	100.0%	Loan Payoff	$9,575,272	59.8%
Principal Equity Distribution	5,917,113	37.0
Closing Costs	298,215	1.9
Reserves	209,400	1.3
Total Sources	$16,000,000	100.0%	Total Uses	$16,000,000	100.0%

(1)	Michael Bashaw, Rodney Olson and Steve Goodfellow are the guarantors of the non-recourse carveouts under The Portland Paramount Hotel Loan.
(2)	The monthly FF&E reserve is equal to one-twelfth of 4% of total annual revenues.

The following table presents certain information relating to the trailing twelve-month period through August 2013 penetration rates relating to The Portland Paramount Hotel Property, as provided in the August 2013 travel research report:

TTM Through 8/31/2013 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
The Portland Paramount Hotel	98.1%	96.8%	95.0%

(1)	Source: August 2013 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at The Portland Paramount Hotel Property:

The Portland Paramount Hotel(1)
	2011	2012	TTM 8/31/2013
Occupancy(2)	71.7%	78.0%	80.1%
ADR	$121.81	$133.00	$141.46
RevPAR	$87.34	$103.76	$113.25

(1)	As provided by the borrower.
(2)	Reflects average occupancy for the indicated period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE PORTLAND PARAMOUNT HOTEL

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Portland Paramount Hotel Property:

Cash Flow Analysis(1)

	2011	2012	TTM 8/31/2013	Underwritten	Underwritten $ per Room
Room Revenue	$4,909,190	$5,848,600	$6,365,981	$6,201,870	$40,272
Telephone Revenue	5,374	6,684	4,728	4,606	30
Other Revenue(2)	496,291	507,186	479,557	447,883	2,908
Total Revenue	$5,410,855	$6,362,470	$6,850,266	$6,654,359	$43,210

Room Expense	$1,433,117	$1,520,452	$1,572,972	$1,532,422	$9,951
Telephone Expense	16,772	16,425	17,579	17,126	111
Other Expense(3)	256,335	280,016	299,306	291,590	1,893
Total Departmental Expense	$1,706,224	$1,816,893	$1,889,857	$1,841,138	$11,955
Total Undistributed Expense	1,356,414	1,433,554	1,489,664	1,451,786	9,427
Total Fixed Charges	541,015	565,452	586,510	581,235	3,774
Total Operating Expenses	$3,603,653	$3,815,899	$3,966,031	$3,874,159	$25,157

Net Operating Income	$1,807,202	$2,546,571	$2,884,235	$2,780,200	$18,053
FF&E	216,434	254,499	274,011	332,718	2,161
Net Cash Flow	$1,590,768	$2,292,072	$2,610,224	$2,447,482	$15,893

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, owner expenses, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Other Revenue includes, but is not limited to, parking revenue, guest laundry revenue, and in-room movie revenue. Historical cash flows include the restaurant lease income.
(3)	Other Expense includes, but is not limited to, similar items as in Other Revenue.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MONTERRA APARTMENTS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	Las Vegas, Nevada	Cut-off Date Principal Balance	$15,600,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$45,348.84
Size (Units)	344	Percentage of Initial Pool Balance	1.4%
Total Occupancy as of 7/24/2013	95.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/24/2013	95.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	1999 / 2012	Mortgage Rate	4.88300%
Appraised Value	$21,400,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	24
Borrower Sponsor(1)	Paul E. Mashni
Underwritten Revenues	$2,738,251
Underwritten Expenses	$1,345,518	Escrows
Underwritten Net Operating Income (NOI)	$1,392,733	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,302,261	Taxes	$18,000	$14,000
Cut-off Date LTV Ratio	72.9%	Insurance	$42,000	$6,300
Maturity Date LTV Ratio	69.6%	Replacement Reserves	$0	$7,883
DSCR Based on Underwritten NOI / NCF	1.40x / 1.31x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.9% / 8.3%	Other	$0	$0
Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$15,600,000	100.0%	Loan Payoff	$13,919,911	89.2%
Principal Equity Distribution	1,203,844	7.7
Closing Costs	416,245	2.7
Reserves	60,000	0.4

Total Sources	$15,600,000	100.0%	Total Uses	$15,600,000	100.0%

(1)	Paul E. Mashni is the guarantor of the non-recourse carveouts under the Monterra Apartments Loan.

The following table presents certain information relating to the units and rent at the Monterra Apartments Property:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Yearly Market Rent per Unit	Monthly Actual Rent per Unit	Yearly Actual Rent per Unit
1 Bed / 1 Bath	64	700	$549	$6,588	$542	$6,503
1 Bed / 1 Bath	66	775	$582	$6,984	$616	$7,396
2 Bed / 2 Bath	94	938	$710	$8,520	$693	$8,316
2 Bed / 2 Bath	88	1,024	$740	$8,880	$758	$9,098
3 Bed / 2 Bath	32	1,156	$1,078	$12,940	$1,108	$13,301
Total / Wtd. Avg.	344	905	$697	$8,369	$706	$8,466

Source: As provided by the borrower.

The following table presents certain information relating to historical leasing at the Monterra Apartments Property:

Historical Leased %(1)(2)
	2012	As of 7/24/2013
Owned Space	95.0%	95.3%

(1)	As provided by the borrower. The Monterra Apartments Property was purchased out of foreclosure in 2012 and therefore no historical operating data or occupancies are available prior to 2012.
(2)	Occupancy is based on the year-end occupancy for the specified year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MONTERRA APARTMENTS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Monterra Apartments Property:

Cash Flow Analysis(1)

	2012	Annualized 7/31/2013	TTM 7/31/2013	Underwritten	Underwritten $ per Unit
Base Rent(2)	$2,803,403	$2,827,356	$2,820,582	$2,912,328	$8,466
Vacancy Loss(3)	(201,754)	(138,237)	(156,543)	(161,635)	(470)
Concessions(4)	(123,958)	(159,685)	(158,932)	(164,484)	(478)
Collection Loss(5)	(69,152)	(79,011)	(74,229)	(81,386)	(237)
Total Rent Revenue	$2,408,538	$2,450,422	$2,430,877	$2,504,823	$7,281
Other Revenue(6)	223,931	236,155	233,428	233,428	679
Effective Gross Income	$2,632,469	$2,686,578	$2,664,306	$2,738,251	$7,960

Total Operating Expenses	$1,366,582	$1,308,741	$1,343,540	$1,345,518	$3,911

Net Operating Income	$1,265,887	$1,377,836	$1,320,766	$1,392,733	$4,049
Replacement Reserves(7)	0	0	0	90,472	263
Net Cash Flow	$1,265,887	$1,377,836	$1,320,766	$1,302,261	$3,786

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten base rent is based on the 7/24/2013 rent roll annualized with vacant units grossed up based on in-place rents.
(3)	Vacancy loss is underwritten at 5.55% of base rent, which is consistent with the TTM vacancy at the Monterra Apartments Property.
(4)	Concessions are underwritten at 5.65% of base rent, which is consistent with the trailing 7 month period ended 7/31/2013 annualized.
(5)	Collection loss is underwritten at 2.79% of base rent, which is consistent with the trailing 7 month period ended 7/31/2013 annualized.
(6)	Other revenue includes laundry/vending revenue, parking revenue, lease cancellation and late fee revenue, damage and cleaning fee revenue, application fee revenue and other miscellaneous income.
(7)	Replacement reserves are underwritten at $263 per unit based on the engineer’s recommended reserves.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SAIL POINTE APARTMENTS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	Port St. Lucie, Florida	Cut-off Date Principal Balance	$14,750,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$64,130.43
Size (Units)	230	Percentage of Initial Pool Balance	1.3%
Total Occupancy as of 7/9/2013	92.2%	Number of Related Mortgage Loans(1)	2
Owned Occupancy as of 7/9/2013	92.2%	Type of Security	Fee Simple
Year Built / Latest Renovation	1991,1994 / 2011-2012	Mortgage Rate	5.77500%
Appraised Value	$19,300,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	24
Borrower Sponsor(2)	Paul R. Steinfurth
Underwritten Revenues	$2,225,699
Underwritten Expenses	$905,908	Escrows
Underwritten Net Operating Income (NOI)	$1,319,791	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,251,941	Taxes	$99,257	$16,542
Cut-off Date LTV Ratio	76.4%	Insurance	$23,445	$13,500
Maturity Date LTV Ratio	67.4%	Replacement Reserves	$0	$5,654
DSCR Based on Underwritten NOI / NCF	1.27x / 1.21x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.9% / 8.5%	Other Reserve(3)	$128,450	$0
Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,750,000	100.0%	Loan Payoff	$11,636,409	78.9%
Principal Equity Distribution	2,202,439	14.9
Closing Costs	660,000	4.5
Reserves	251,152	1.7

Total Sources	$14,750,000	100.0%	Total Uses	$14,750,000	100.0%

(1)	An indirect owner of the borrower is also an indirect owner of the borrower of the Sanctuary at Winterlakes Apartments Loan.
(2)	Paul R. Steinfurth is the guarantor of the non-recourse carveouts under the Sail Pointe Apartments Loan.
(3)	Other reserve represents a deferred maintenance reserve of $128,450.

The following table presents certain information relating to the units and rent at the Sail Pointe Apartments Property:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Yearly Market Rent Per Unit	Monthly Actual Rent per Unit	Yearly Actual Rent Per Unit
3 Bed / 2 Bath	36	1,150	$848	$10,176	$839	$10,063
3 Bed / 2.5 Bath	194	1,214	$885	$10,620	$844	$10,132
Total / Wtd. Avg.	230	1,204	$879	$10,551	$843	$10,121

Source: As provided by the borrower.

The following table presents certain information relating to historical leasing at the Sail Pointe Apartments Property:

Historical Leased %(1)(2)
	2011	2012	As of 7/9/2013
Owned Space	85.4%	86.8%	92.2%

(1)	As provided by the borrower.
(2)	Occupancy is based on the year-end occupancy for the specified year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SAIL POINTE APARTMENTS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Sail Pointe Apartments Property:

Cash Flow Analysis(1)

	2011	2012	TTM 8/31/2013	Underwritten(2)	Underwritten $ per Unit
Base Rent	$1,946,787	$2,149,636	$2,272,882	$2,326,244	$10,114
Vacancy Loss	(284,319)	(282,778)	(161,424)	(163,055)	(709)
Collection Loss	(51,276)	(103,021)	(55,791)	(45,062)	(196)
Concessions	(7,913)	(29,536)	(20,719)	(11,449)	(50)
Total Rent Revenue	$1,603,279	$1,734,301	$2,034,948	$2,106,678	$9,159
Other Revenue(3)	59,785	109,043	108,655	119,021	517
Effective Gross Income	$1,663,064	$1,843,344	$2,143,603	$2,225,699	$9,677

Total Operating Expenses	$845,709	$882,169	$887,585	$905,908	$3,939

Net Operating Income	$817,355	$961,175	$1,256,018	$1,319,791	$5,738
Replacement Reserves	0	0	0	67,850	295
Net Cash Flow	$817,355	$961,175	$1,256,018	$1,251,941	$5,443

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow based on the 7/9/2013 rent roll.
(3)	Other Revenue includes miscellaneous income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet.  The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types.  Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates.  Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined therein, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—
In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, experienced significant dislocations, illiquidity and volatility.  We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—
The offered certificates are not suitable investments for all investors.  In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—
The offered certificates, when issued, will represent beneficial interests in the issuing entity.  The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—
The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus.  Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—
Investors should treat each mortgage loan as a nonrecourse loan.  If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan.  Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property.  Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—
Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates.  While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—
The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—
We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions.  We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—
Member States of the European Economic Area (“EEA”) have implemented Article 122a of EU Directive 2006/48/EC (“Article 122a”) which applies with respect to investments by credit institutions in securitizations issued on or after January 1, 2011 as well as certain existing securitizations issued prior to that date where new assets are added or substituted after December 31, 2014.  Article 122a imposes a severe capital charge on a securitization position acquired by an EEA credit institution unless, among other conditions, (a) the originator, sponsors or original lender for the securitization has explicitly disclosed to the EEA-regulated credit institution that it will retain, on an ongoing basis, a material net economic interest of not less than 5% in respect of the securitization, and (b) the acquiring institution is able to demonstrate that it has undertaken certain due diligence in respect of its securitization position and the underlying exposures and that procedures are established for such activities to be monitored on an ongoing basis.  For purposes of Article 122a, an EEA credit institution may be subject to such a capital charge as a result of securitization positions held by its non-EEA affiliates, including its U.S. affiliates, not complying with Article 122a. Effective January 1, 2014, Articles 404-410 (inclusive) of EU Regulation 575/2013 (“Articles 404-410”) replace Article 122a and, among other things, will apply to EEA investment firms in addition to EEA credit institutions. Furthermore, requirements similar to those in Article 122a (“Similar Retention Requirements”) are to apply: (i) effective July 22, 2013, to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU; and (ii) subject to the adoption of certain secondary legislation, to investments in securitizations by EEA insurance and reinsurance undertakings and by EEA undertakings for collective investment in transferable securities.

None of the sponsors, the depositor or any other party to the transaction intends to retain a material net economic interest in the transaction in accordance with the requirements of Article 122a, Articles 404-410 or Similar Retention Requirements or take any other action which may be required by EEA-regulated investors for the purposes of their compliance with Article 122a, Articles 404-410 or Similar Retention Requirements.  Consequently, the offered certificates are not a suitable investment for EEA credit institutions or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected.  EEA-regulated investors are encouraged to consult with their own investment and legal advisors regarding compliance with Article 122a, Articles 404-410 or Similar Retention Requirements and the suitability of the offered certificates for investment.

—
The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking regulators amend their regulations to exclude reliance on credit ratings, including the use of such ratings to determine the permissibility of, and capital charges imposed on, investments by banking institutions. Such regulations, including those that have been proposed to implement the more recent Basel internal ratings based and advanced measures approaches, may result in greater capital charges to financial institutions that own CMBS, or otherwise adversely affect the attractiveness of investments in CMBS for regulatory purposes.

—
The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products.  These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—
Section 619 of the Dodd Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule”, to federal banking law to generally prohibit various covered banking entities from, among other things, engaging in proprietary trading in securities and derivatives, subject to certain exemptions.  Section 619 became effective on July 21, 2012, subject to certain conformance periods.  Implementing rules under Section 619 have been proposed but not yet adopted.  The Volcker Rule and the regulations adopted thereunder may restrict certain purchases or sales of securities generally (including commercial mortgage backed securities) and derivatives by banking entities if conducted on a proprietary trading business.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—
The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents.  However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time.  The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—
The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers.  The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance.  Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—
A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity Date or Anticipated Repayment Date

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Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date or anticipated repayment date involve greater risk than fully-amortizing mortgage loans.  This is because the borrower may be unable to repay the loan at that time.  A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date or anticipated repayment date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

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We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

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Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. We cannot provide assurances that the applicable sponsor will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

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There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business.  Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs.  We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

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Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor.  In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

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Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties.  Additionally, with respect to the appraisals setting forth assumptions as to the “as-is” and “as stabilized” values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

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The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

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Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware.  Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

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Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

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Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

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In the event of the bankruptcy or insolvency of an originator, a sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”), the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

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The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6).  The transfers of the applicable mortgage loans by GSMC, to the depositor, will not qualify for the FDIC Safe Harbor.  However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed.  Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor and the Controlling Class Representative

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The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative (or the master servicer, special servicer or controlling class under each Controlling Pooling & Servicing Agreement with respect to the related non-serviced loan), or the holder of a mezzanine loan or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative or the controlling class under each Controlling Pooling & Servicing Agreement with respect to the related non-serviced loan, or the holder of a mezzanine loan or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower.  Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

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The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans.  The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests.  In addition, the B-Piece Buyer received or may receive price adjustments or cost mitigation arrangements in connection with accepting certain mortgage loans in the mortgage pool. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

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The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates.  The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates.  The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors, and of GS Commercial Real Estate LP, one of the originators, and of Goldman, Sachs & Co., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates.  A completed offering would reduce the originators’ exposure to the mortgage loans.  The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates.  The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

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The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

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The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders.  The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

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The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise.  The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments.  Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers.  By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments.  As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

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If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

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In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

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Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor.  The issuance of unsolicited ratings by any nationally recognized statistical rating organization on  a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates will be treated as regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of investment.

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State and local income tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state and local tax consequences of an investment in the certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.